UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12
Expedia Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Expedia Group, Inc.
1111 Expedia Group Way W.
Seattle, Washington 98119

April 21, 2023
Dear Stockholder:
You are invited to attend the 2023 Annual Meeting of Stockholders of Expedia Group, Inc. (the “2023 Annual Meeting”), which will be held at 10:30 a.m. Pacific Time, on Wednesday, May 31, 2023. The 2023 Annual Meeting will again be a virtual meeting conducted solely online at www.virtualshareholdermeeting.com/EXPE2023. Details regarding how to participate in the Annual Meeting and the business to be conducted are described in the accompanying Notice of 2023 Annual Meeting and Proxy Statement.
Your vote is very important. Whether or not you plan to participate in the 2023 Annual Meeting online, please take the time to vote. The accompanying Notice of 2023 Annual Meeting and Proxy Statement explain more about voting and I encourage you to read them carefully.
Thank you for your ongoing support of Expedia Group.
Sincerely,

Peter Kern
Vice Chairman and Chief Executive Officer

__
2023 Annual Meeting Details
May 31, 2023
10:30 a.m.
Pacific Time
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This Proxy Statement and the 2022 Annual Report are available at:
www.proxyvote.com
__
Expedia Group, Inc. 1111 Expedia Group Way W.
Seattle, Washington 98119
Notice of 2023 Annual Meeting of Stockholders

The 2023 Annual Meeting of Stockholders (the "2023 Annual Meeting") of Expedia Group, Inc. ("Expedia Group") will be held at 10:30 a.m. Pacific Time on May 31, 2023. There will be no physical meeting location for stockholders to attend. Stockholders may participate only by logging in at www.virtualshareholdermeeting.com/EXPE2023, whereupon you will be asked to enter your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials.
Items of business at the 2023 Annual Meeting will be:

1	To elect the 12 directors named in this proxy statement, each to hold office for a term ending on the date of the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board of Directors);

2	To approve, on an advisory basis, the fiscal 2022 compensation of Expedia Group’s named executive officers;

3	To hold an advisory vote on the frequency of future advisory votes to approve Expedia Group's named executive officer compensation;

4	To approve Expedia Group's Sixth Amended and Restated 2005 Stock and Annual Incentive Plan, including an amendment to increase the number of shares authorized for issuance thereunder by 6,000,000;

5	To approve Expedia Group's 2013 Employee Stock Purchase Plan, as amended and restated, and Expedia Group's 2013 International Employee Stock Purchase Plan, as amended and restated, including an amendment to increase the number of shares authorized for issuance thereunder by 1,000,000;

6	To ratify the appointment of Ernst & Young LLP as Expedia Group’s independent registered public accounting firm for fiscal 2023; and

7	To transact such other business as may properly come before the 2023 Annual Meeting and any adjournments or postponements thereof.

Voting. Only holders of record of outstanding shares of Expedia Group common stock and Class B common stock at the close of business on April 3, 2023 are entitled to notice of and to vote at the 2023 Annual Meeting and any adjournments or postponements thereof. Whether or not you plan to attend the 2023 Annual Meeting, please consider voting before the meeting at www.proxyvote.com, by calling 1-800-690-6903 or by completing, signing, dating and returning the proxy card. Returning the proxy card does not deprive you of your right to attend and to vote your shares during the 2023 Annual Meeting.

Proxy Materials. We are furnishing proxy materials to our stockholders primarily via the internet instead of distributing printed copies of those materials to each stockholder. By doing so, we believe we can provide our stockholders with the information they need in a more timely manner than if we had elected to distribute printed materials, while reducing the environmental impact of (and lowering the costs associated with) the distribution of our proxy materials. On or about April 21, 2023, we distributed a Notice of Internet Availability of Proxy Materials to stockholders entitled to vote at the 2023 Annual Meeting and also provided access to our proxy materials over the internet.
By order of the Board of Directors,
Robert Dzielak | Chief Legal Officer and Secretary
Seattle, Washington
April 21, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 31, 2023

The Notice of Annual Meeting, this Proxy Statement and the 2022 Annual Report to Stockholders are available at
www.proxyvote.com.

Table of Contents

PROCEDURAL MATTERS	1
2023 Annual Meeting Information	1
2023 Annual Meeting Agenda and Voting Recommendations	2
Record Date	2
Quorum	2
Voting Rights	3
Solicitation of Proxies	3
Voting Your Shares	3
Votes Required and Voting Impact of Abstentions and Broker Non-Votes	5
Revocation of Proxies	5
Other Business	5
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS	6
Board of Directors	6
Risk Oversight	7
Board Diversity	8
Board Committees	9
Director Nominations	11
Communications with the Board	11
Compensation of Non-Employee Directors	11
Compensation Committee Interlocks and Insider Participation	14
Delinquent Section 16(a) Reports	14
Code of Ethics	14
Environmental, Social, and Governance Initiatives ("ESG")	14
Human Capital Management	17
PROPOSAL 1: ELECTION OF DIRECTORS	18
Board of Director Nominees	18
Required Vote	25
PROPOSAL 2: ADVISORY VOTE ON EXPEDIA GROUP'S NAMED EXECUTIVE OFFICER COMPENSATION	26
Required Vote	26
PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXPEDIA GROUP'S NAMED EXECUTIVE OFFICER COMPENSATION	27
Required Vote	27
PROPOSAL 4: APPROVAL OF EXPEDIA GROUP'S SIXTH AMENDED AND RESTATED 2005 STOCK AND ANNUAL INCENTIVE PLAN	28
Required Vote	36
PROPOSAL 5: APPROVAL OF EXPEDIA GROUP'S 2013 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED, AND EXPEDIA GROUP'S 2013 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED	37
Required Vote	43
PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF EXPEDIA GROUP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023	44
Fees Paid to Our Independent Registered Public Accounting Firm	44
Audit Committee Review and Pre-Approval of Independent Registered Public Accounting Firm Fees	45

Expedia Group	i	2023 Proxy Statement

2022 Proxy Statement	ii	Expedia Group

Procedural Matters

Procedural Matters
This proxy statement is being furnished to holders of common stock and Class B common stock of Expedia Group, Inc., a Delaware corporation (“Expedia Group”, the “Company”, "we”, "us”, "our”), in connection with the solicitation of proxies by Expedia Group’s Board of Directors (the “Board” or the “Board of Directors”) for use at its 2023 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “2023 Annual Meeting”).
Expedia Group’s principal offices are located at 1111 Expedia Group Way W., Seattle, Washington 98119. This proxy statement and accompanying materials are being made available to Expedia Group stockholders beginning on or about April 21, 2023.
2023 Annual Meeting Information
•Date and Time. The 2023 Annual Meeting will be held “virtually,” via audio webcast, on May 31, 2023 beginning at 10:30 a.m. Pacific Time. There will be no physical meeting location as the meeting will be conducted via an audio webcast.
•Access to the Audio Webcast of the 2023 Annual Meeting and Log in Instructions. As the 2023 Annual Meeting is being conducted via an audio webcast, there is no physical meeting location. The audio webcast of the 2023 Annual Meeting will begin promptly at 10:30 a.m. Pacific Time. Online access to the audio webcast will open approximately 30 minutes before the start of the 2023 Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting before the start time. If you encounter any difficulties accessing the meeting during check-in or during the meeting, please call the technical support number that will be posted on the meeting platform's login page.
To attend the 2023 Annual Meeting, log in at www.virtualshareholdermeeting.com/EXPE2023. You will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials.
•Submitting Questions at the 2023 Annual Meeting. Once online access to the 2023 Annual Meeting is open, stockholders may submit questions, if any, at www.virtualshareholdermeeting.com/EXPE2023. You will need your unique control number included on your proxy card (printed in the box) or on the instructions that accompanied your proxy materials. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
•Voting Your Shares at the 2023 Annual Meeting. Unless you hold your shares in the Company’s 401(k) plan, you may vote your shares at the 2023 Annual Meeting even if you have previously submitted your vote via proxy. For instructions on how to do so, see the section below titled “Voting Your Shares—Voting at the 2023 Annual Meeting.”

2023 Proxy Statement	1	Expedia Group

Procedural Matters
2023 Annual Meeting Agenda and Voting Recommendations

Proposal	Board Voting Recommendation	Page Reference (for more detail)

Election of 12 Directors	FOR EACH DIRECTOR NOMINEE	18
Advisory vote on Expedia Group's named executive officer compensation	FOR	26
Advisory vote on the frequency of future advisory votes on Expedia Group’s named executive officer compensation	FOR A ONE-YEAR INTERVAL	27
Approval of Expedia Group's Sixth Amended and Restated 2005 Stock and Annual Incentive Plan (the "Amended 2005 Plan"), including an amendment to increase the number of shares authorized for issuance thereunder by 6,000,000	FOR	28
Approval of Expedia Group's 2013 Employee Stock Purchase Plan, as amended and restated, and Expedia Group's 2013 International Stock Purchase Plan, as amended and restated (together, the "Amended ESPPs"), including an amendment to increase the number of shares authorized for issuance thereunder by 1,000,000	FOR	37
Ratification of appointment of Ernst & Young LLP as Expedia Group’s independent registered public accounting firm for fiscal 2023	FOR	44

Record Date
The Board of Directors established the close of business on April 3, 2023 as the record date (the "Record Date") for purposes of determining the holders of Expedia Group common stock and Class B common stock entitled to notice of and to vote at the 2023 Annual Meeting. On the Record Date, 143,980,614 shares of common stock and 5,523,452 shares of Class B common stock were outstanding and entitled to vote at the 2023 Annual Meeting.
Quorum
Transaction of business at the 2023 Annual Meeting may occur if a quorum is present. The presence at the 2023 Annual Meeting, in person or by proxy, of the holders of a majority of the total votes entitled to be cast at the meeting by holders of Expedia Group common stock and Class B common stock, voting together as a single class, constitutes a quorum in respect of matters on which holders of Expedia Group common stock and Expedia Group Class B common stock vote together as a single class. When the holders of Expedia Group Class B common stock vote as a separate class, the presence at the 2023 Annual Meeting, in person or by proxy, of the holders of a majority of the total votes entitled to be cast at the meeting by holders of Expedia Group Class B common stock constitutes a quorum with respect to such vote. In the election of the three directors whom the holders of Expedia Group common stock are entitled to elect voting as a separate class, the presence at the 2023 Annual Meeting, in person or by proxy, of the holders of a majority of the total votes entitled to be cast at the meeting by holders of Expedia Group common stock constitutes a quorum. If a quorum is not present for a particular matter, it is expected that the 2023 Annual Meeting will be adjourned or postponed with respect to such matter in order to provide additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the 2023 Annual Meeting, all previously submitted proxies will be voted in the same manner as such proxies would have been voted at the original convening of the 2023 Annual Meeting, except for any proxies that have been effectively revoked or withdrawn.

Expedia Group	2	2023 Proxy Statement

Procedural Matters
Stockholders who have not already voted by proxy and participate in the 2023 Annual Meeting online at www.virtualshareholdermeeting.com/EXPE2023 will be considered to be attending the meeting in person for purposes of determining whether a quorum has been met. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters as well. Shares of Expedia Group common stock and Class B common stock outstanding on the Record Date and represented by a properly executed proxy will be treated as present and entitled to vote at the 2023 Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Abstentions and broker non-votes are counted for purposes of determining a quorum.
Voting Rights
Expedia Group stockholders are entitled to one vote for each share of common stock and ten votes for each share of Class B common stock held as of the Record Date, voting together as a single voting class, in:
•the election of nine of the 12 director nominees,
•the advisory vote on Expedia Group's named executive officer compensation,
•the advisory vote on the frequency of future advisory votes on Expedia Group’s named executive officer compensation,
•the approval of the Amended 2005 Plan,
•the approval of the Amended ESPPs, and
•the ratification of the appointment of Ernst & Young LLP as Expedia Group’s independent registered public accounting firm for fiscal 2023.
Expedia Group stockholders are entitled to one vote for each share of common stock held as of the Record Date in the election of the three director nominees whom the holders of Expedia Group common stock are entitled to elect as a separate class pursuant to the Company’s amended and restated certificate of incorporation. There is no cumulative voting.
Solicitation of Proxies
Expedia Group will bear the cost of the solicitation of proxies from its stockholders. In addition to solicitation by mail, the directors, officers and employees of the Company, without additional compensation, may solicit proxies from stockholders by telephone, by electronic means, by letter, by facsimile, in person or otherwise. Following the initial distribution of the Notice of Annual Meeting of Stockholders and related proxy materials, Expedia Group will request brokers, trusts, banks or other nominees to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Expedia Group common stock and to request authority for the exercise of proxies. In such cases, Expedia Group, upon the request of the brokers, trusts, banks and other stockholder nominees, will reimburse such holders for their reasonable expenses.
Expedia Group has retained MacKenzie Partners, Inc. to distribute proxy solicitation materials to brokers, trusts, banks and other stockholder nominees and to assist in the solicitation of proxies from Expedia Group stockholders. The fee for such firm’s services is estimated not to exceed $15,000, plus reimbursement for reasonable out-of-pocket costs and expenses.
Voting Your Shares
Voting by Proxy Without Attending the 2023 Annual Meeting
You may direct how your shares are voted by proxy without attending the 2023 Annual Meeting. The manner in which your shares may be voted by proxy depends on the manner in which you hold your shares, as described below:
•Registered stockholder: your shares are represented by certificates or book entries in your name on the records of the Company’s stock transfer agent;
•401(k) plan participant: your shares are held in the Company’s 401(k) plan for employees; or
•Beneficial stockholder: you hold your shares “in street name” through a broker, trust, bank or other nominee.

2023 Proxy Statement	3	Expedia Group

Procedural Matters
You may vote your shares by proxy in any of the following three ways:
•Using the Internet. Registered stockholders and 401(k) plan participants may vote using the internet by going to www.proxyvote.com and following the instructions. Beneficial stockholders may vote by accessing the website specified on the voting instruction forms provided by their brokers, trusts, banks or other nominees. You will be required to enter the control number that is included on your proxy card or other voting instruction form provided by your broker, trust, bank or other nominee. Online proxy voting via the internet is available 24 hours a day and will close 11:59 p.m. Eastern Time, on May 30, 2023 for shares held in the Company's 401(k) plan and for shares held directly.
•By Telephone. Registered stockholders and 401(k) plan participants may vote, from within the United States, using any touch-tone telephone by calling 1-800-690-6903 and following the recorded instructions. Beneficial owners may vote, from within the United States, using any touch-tone telephone by calling the number specified on the voting instruction forms provided by their brokers, trusts, banks or other nominees. You will be required to enter the control number that is included on your proxy card or other voting instruction form provided by your broker, trust, bank or other nominee. Telephone proxy voting is available 24 hours a day and will close 11:59 p.m. Eastern Time on May 30, 2023 for shares held in the Company's 401(k) plan and for shares held directly.
•By Mail. Registered stockholders and participants in the Company's 401(k) plan who received printed materials may submit proxies by mail by marking, signing and dating the printed proxy cards included with your proxy materials and mailing them in the accompanying pre-addressed envelopes. Beneficial owners who received printed materials may vote by marking, signing and dating the voting instruction forms provided and mailing them in the accompanying pre-addressed envelopes.
All proxies properly submitted and not revoked will be voted at the 2023 Annual Meeting in accordance with the instructions indicated thereon. If you are a stockholder of record and submit your proxy voting instructions but do not direct how to vote on each item, the persons named as proxies will vote as the Board recommends on each of the proposals described in this proxy statement.
If you hold Expedia Group shares in the Company’s 401(k) plan, you must provide the plan trustee with instructions in order to vote these shares. The trustee of the Company’s 401(k) plan for employees, Fidelity Management Trust Company, will vote Expedia Group common stock credited to employee accounts in accordance with such employee’s voting instructions. The trustee will vote the 401(k) plan shares for which voting instructions are not received in the same proportion as the shares for which voting instructions are received.
Expedia Group is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains, or is submitted with, information from which the inspector of elections can determine that such proxy was authorized by the corresponding stockholder (Delaware General Corporation Law section 212(c)). The electronic voting procedures provided for the 2023 Annual Meeting are designed to authenticate each stockholder by use of a control number, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.
Voting at the 2023 Annual Meeting
Unless you hold your shares in the Company’s 401(k) plan, you may vote your shares at the 2023 Annual Meeting even if you have previously submitted your vote by proxy. If you attend the Annual Meeting online and wish to vote in person, you can request any previously submitted proxy not be used. To vote at the 2023 Annual Meeting, log in at www.virtualshareholdermeeting.com/EXPE2023. You will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials. If you are the beneficial owner of shares held through a broker, or other nominee, please follow the instructions provided by that broker, trustee or nominee.
Because shares held by participants in the Company’s 401(k) plan may be voted only by the trustee, these shares may not be voted during the 2023 Annual Meeting. Such plan-participants are nevertheless invited to attend the 2023 Annual Meeting and submit questions.

Expedia Group	4	2023 Proxy Statement

Procedural Matters
Votes Required and Voting Impact of Abstentions and Broker Non-Votes
Votes Required. Directors are elected by a plurality of votes cast. All other proposals for consideration at the 2023 Annual Meeting require the affirmative vote of a majority of the voting power represented by the shares of Expedia Group common stock and Class B common stock, present in person or represented by proxy, and entitled to vote on the matter for approval, voting together as a single class.
Abstentions. Abstentions are treated as shares entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present and entitled to vote at the 2023 Annual Meeting (i.e., the two advisory proposals regarding Expedia Group's executive compensation; the two proposals regarding the approvals of the Amended 2005 Plan and the Amended ESPPs, respectively; and the proposal regarding ratification of the independent registered public accounting firm), and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (i.e., the election of directors).
Broker non-votes. If you hold your shares in street name and want your shares to be voted on all matters at the 2023 Annual Meeting, you must instruct your broker, bank or other institution how to vote such shares. Absent your specific instructions, Nasdaq rules do not permit brokers and banks to vote your shares on a discretionary basis for non-routine corporate governance matters, such as the election of directors, the advisory proposals regarding Expedia Group's executive compensation, and the proposals for approval of the Amended 2005 Plan and the Amended ESPPs (resulting in a “broker non-vote”). Broker non-votes will have no effect on the outcome of any of the proposals to be voted on by stockholders at the 2023 Annual Meeting. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered:
•Non-Routine Items. The election of directors, the two advisory proposals regarding Expedia Group's executive compensation, and the two proposals regarding approval of the Amended 2005 Plan and the Amended ESPPs, respectively, are non-routine items and may NOT be voted on by your broker, bank or other nominee absent your specific voting instructions. Although broker non-votes will be tabulated in respect of each of these items, any broker non-vote will have no impact on the outcome as such broker, bank or other nominee is not considered entitled to vote.
•Routine Item. The ratification of Ernst & Young LLP as Expedia Group’s independent registered public accounting firm for fiscal 2023 is a routine item. Generally, brokers, banks and other nominees that do not receive voting instructions may vote on this proposal in their discretion, and therefore, broker non-votes are not expected for this matter.
Revocation of Proxies
If you are a beneficial stockholder, you may revoke your proxy or change your vote only by following the separate instructions provided by your broker, trust, bank or other nominee.
If you are a registered stockholder, you may revoke your proxy at any time before it is exercised at the 2023 Annual Meeting by (i) delivering written notice, bearing a date later than your proxy, stating that the proxy is revoked, (ii) submitting a later-dated proxy relating to the same stock by mail, telephone or the internet before the vote at the 2023 Annual Meeting, or (iii) attending the 2023 Annual Meeting and resubmitting your vote. Registered stockholders may also follow the instructions provided on the proxy card to submit a new proxy by telephone or via the internet.
Other Business
The Board of Directors does not intend to bring any business before the 2023 Annual Meeting other than the proposals discussed in this proxy statement and specified in the Notice of Annual Meeting of Stockholders. The Board has no knowledge of any other matters to be presented at the 2023 Annual Meeting other than those described in this proxy statement. If any other matters should properly come before the 2023 Annual Meeting, the persons designated as proxies will vote on them according to their best judgment.
Your vote is very important. Whether or not you plan to attend the 2023 Annual Meeting, please take the time to vote via the internet, by telephone or by returning your marked, signed and dated proxy card so that your shares will be represented at the 2023 Annual Meeting.

2023 Proxy Statement	5	Expedia Group

Corporate Governance and Board of Directors
Corporate Governance and Board of Directors
Board of Directors
Board Composition
The Company's business and affairs are overseen by our Board of Directors, which is currently composed of 12 members. There are currently three management representatives on the Board, and of the nine remaining directors, seven are independent. The Board has standing Audit, Compensation and Nominating Committees, each solely composed of independent directors, as well as an Executive Committee. The following changes to the Board’s composition occurred since the beginning of 2022:
•Susan Athey resigned from the Board, effective June 21, 2022;
•On September 13, 2022, Julie Whalen resigned from the Audit Committee and was appointed Executive Vice President and Chief Financial Officer of the Company, effective as of September 26, 2022, and since resigning from the Audit Committee Ms. Whalen has served as a non-independent member of the Board;
•Henrique Dubugras was elected to the Board, effective October 27, 2022, to fill the vacancy created by Ms. Athey's resignation; and
•On February 16, 2023, the size of the Board was expanded from 11 to 12 members and M. Moina Banerjee was elected to fill the newly-created directorship and appointed Chair of the Audit Committee.
2022 Board Meetings. During 2022, the Board of Directors met four times, and acted by unanimous written consent once. Each director who was a member of the Board in 2022 attended at least 75% of the aggregate number of meetings of the Board and its committees on which the director served. Each director who was a member of the Board in June 2022 attended the 2022 annual meeting of stockholders, which also was held virtually.
Director Independence. The Board of Directors has determined that seven of the Board’s current 12 directors are “independent directors” as defined by Nasdaq listing rules. The independent directors are Sam Altman, Beverly Anderson, M. Moina Banerjee, Chelsea Clinton, Henrique Dubugras, Craig Jacobson, and Patricia Menendez Cambo. In making its independence determinations, the Board considered applicable legal standards and any relevant transactions, relationships or arrangements, including Ms. Clinton’s service as a member of the board of directors of IAC Inc. (formerly named IAC/InterActiveCorp, and hereinafter, "IAC"). In addition to satisfying applicable Nasdaq director independence requirements, members of the Audit and Compensation Committees have also satisfied the separate independence requirements applicable to audit committee and compensation committee members under SEC and Nasdaq listing rules. The Board of Directors also previously determined that (1) Ms. Athey was an "independent director” as defined by the Nasdaq listing rules and (2) Ms. Whalen was an "independent director" as defined by Nasdaq listing rules until September 13, 2022 when she was appointed CFO and resigned from the Audit Committee.
Board Leadership Structure. Our independent directors meet in regularly scheduled sessions, typically after each Board meeting. We do not have a lead independent director or any other formally appointed leader for these independent sessions. The independent membership of our Audit, Compensation and Nominating Committees ensures that only directors without ties to Company management are charged with oversight of financial reporting and executive compensation related decisions made by Company management, as well as for recommending candidates for Board membership. At each regularly scheduled Board meeting, the Chair of each respective committee (as and if applicable) provides the full Board with an update of all significant matters discussed, reviewed, considered and approved by the committee since the last regularly scheduled Board meeting.
Mr. Diller serves as the Chairman and Senior Executive of the Company, and Mr. Kern serves as the Vice Chairman and Chief Executive Officer of the Company. This leadership structure provides the Company with the benefit of Mr. Diller’s continued oversight of the Company’s strategic goals and vision, coupled with the benefit of a separate full-time Chief Executive Officer dedicated to focusing on day-to-day management, as well as the Company’s strategic goals and vision. The Company believes that this is the most appropriate leadership structure for Company and its stockholders at this time.

Expedia Group	6	2023 Proxy Statement

Corporate Governance and Board of Directors
Risk Oversight
Board’s Role in Risk Oversight
As part of its general oversight duties, the Board of Directors oversees the Company’s risk management. Between quarterly meetings, the Chief Financial Officer and Chief Legal Officer meet regularly with the Executive Committee, and the members are informed of any immediate risks at such meetings.
The Audit Committee is responsible for discussing with management the Company’s major financial risks and the steps management has taken to monitor and control such risks, including the Company’s risk assessment and management policies, its foreign exchange risk management policy, and its investment management policy. In fulfilling these oversight responsibilities, the Audit Committee receives regular reports from the Chief Financial Officer, Chief Legal Officer, Vice President of Internal Audit, and Chief Accounting Officer and Treasurer. The Vice President of Internal Audit reports directly to the Audit Committee and provides quarterly (or more frequent) reports on the results of internal audits and investigations and the Audit Committee reviews and approves the annual internal audit plan.
Technological infrastructure, information security and cybersecurity are also key components of the Company's risk management program and the Company's Chief Information Officer meets with the Audit Committee each quarter (and, where appropriate, the full Board) to discuss technology, information security and cybersecurity programs and related priorities and controls, and provides reports to the Audit Committee and the Board at least annually regarding information security matters.
The Compensation Committee annually reviews the potential risk to the Company from its compensation programs and policies, including any incentive plans, and assesses whether such programs and policies incentivize unnecessary or excessive risk taking. The Chair of the Audit Committee and the Chair of the Compensation Committee each make regular reports to the full Board.
Management's Role in Risk Oversight
The Company's management is responsible for day-to-day risk management and has developed and implemented policies and guidelines to identify, assess and manage significant risks facing the Company. In this context, management conducts an annual risk assessment on a Company-wide basis, to assess strategic, financial, operational, information security and regulatory risks. The Company also conducts additional, targeted assessments to review specific areas of risk, including information technology and cybersecurity, climate change and compensation related risks. The results of these assessments are first reviewed by the Company's senior management, after which they are discussed with the Board or appropriate Board committee as described above. The Chairman/Senior Executive, Vice Chairman/Chief Executive Officer, Chief Financial Officer and Chief Legal Officer also attend quarterly Board meetings and discuss operational risks with the Board and management provides quarterly reports and presentations on strategic risks to the Board.

2023 Proxy Statement	7	Expedia Group

Corporate Governance and Board of Directors
Board Diversity
The Board believes that it is essential for its membership to represent a wide range of perspectives, skills and experiences, in order to achieve the best outcomes. As such, the Board is committed to increasing the diversity of its membership, including with respect to identity representation, geography and expertise. In each of 2020, 2021 and 2022, a female member was appointed to the Board. Additionally, four of the 12 current directors identify as a member of a racially, ethnically or other underrepresented group and one identifies as a member of the LGBTQ+ community, as further detailed in the matrix below.

Board Diversity Matrix
Total Number of Directors	12
	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity
Directors	5	5	—	2
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	1	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	2

Expedia Group	8	2023 Proxy Statement

Corporate Governance and Board of Directors
Board Committees
The Audit, Compensation, and Nominating Committees operate under written charters adopted by the Board of Directors. These charters are available on the “Corporate Governance” page of the “Investors” section of the Company’s corporate website at www.expediagroup.com. The following table sets forth the members of each standing committee.

Name	Audit Committee	Compensation Committee	Executive Committee	Nominating Committee

Barry Diller			■
Peter Kern			■
Samuel Altman(1)
Beverly Anderson(1)		■
M. Moina Banerjee(1)(2)	£
Chelsea Clinton(1)		£		■
Henrique Dubugras(1)(3)
Craig Jacobson(1)	■	■		£
Dara Khosrowshahi
Patricia Menendez Cambo(1)	■
Alex von Furstenberg
Julie Whalen(4)

■	Member	£	Chair
(1)Independent director.
(2)Ms. Banerjee was elected as a member of the Board and appointed Chair of the Audit Committee on February 16, 2023.
(3)Mr. Dubugras was elected as a member of the Board on October 27, 2022.
(4)Ms. Whalen served as Chair of the Audit Committee until September 13, 2022, when she resigned from the Audit Committee in connection with her appointment as the Company's Chief Financial Officer.
Audit Committee. The Audit Committee of the Board of Directors is currently composed of three directors: Ms. Banerjee, who Chairs the committee, Ms. Menendez Cambo, and Mr. Jacobson.
The Board has determined that (i) each of the directors serving on our Audit Committee is independent within the meaning of the SEC rules and Nasdaq Marketplace Rules and is able to read and understand fundamental financial statements as required by Nasdaq Marketplace Rules, and (ii) is an “audit committee financial expert,” as defined under the SEC rules.
The Audit Committee operates pursuant to a written charter adopted by the Board, pursuant to which the Audit Committee is granted the responsibilities and authority necessary to comply with Rule 10A-3 of the Exchange Act. The full text of the current Audit Committee charter is available in the Corporate Governance section of our corporate website at www.expediagroup.com. The Audit Committee is appointed by the Board to assist the Board with a variety of matters discussed in detail in the Charter, including monitoring: (1) the integrity of the Company’s financial reporting process, (2) the independent registered public accounting firm’s qualifications and independence, (3) the performance of Company’s internal audit function and the independent registered public accounting firm and (4) the Company’s compliance with legal and regulatory requirements.

2023 Proxy Statement	9	Expedia Group

Corporate Governance and Board of Directors
The Audit Committee met eight times in 2022. The formal report of the Audit Committee with respect to the year ended December 31, 2022, is set forth under the heading “Audit Committee Report” below.
Compensation Committee. The Compensation Committee of the Board of Directors is currently composed of three directors: Ms. Clinton, who is Chair, Mr. Jacobson, and Ms. Anderson. In 2022, the Compensation Committee met six times and acted by unanimous written consent seven times.
The Board has determined that each Compensation Committee member (i) satisfies applicable SEC and Nasdaq independence requirements; and (ii) has never been an employee of Expedia Group.
The Compensation Committee is responsible for, among other matters, (1) administering and overseeing the Company’s executive compensation program, including salary matters, bonus plans and stock compensation plans, (2) approving grants of equity awards, (3) oversight of the Company’s succession plans relating to members of the Company’s senior management team other than the Chief Executive Officer, (4) oversight and administration of compensation-related policies applicable to the Company’s senior management, and (5) oversight and guidance on the Company’s strategic inclusion and diversity initiatives and establishing the Company’s general compensation philosophy and oversight of compensation and benefits programs. A description of the Company’s processes and procedures for the consideration and determination of executive compensation is included in the section below titled “Compensation Discussion and Analysis”.
Compensation Consultant Independence. During 2022, the Compensation Committee retained the compensation consulting firm, Compensia, Inc. (“Compensia”), as its independent consultant to conduct a review of Expedia Group’s compensation peer groups, and to compile data from proxy statements and other SEC filings of peer companies regarding compensation for certain executive officer positions. Additionally, and at the Compensation Committee's direction, Compensia rendered advice in connection with 2022 equity award grants to certain Expedia Group executive officers and Ms. Whalen's employment and compensation arrangements, among other matters, as further detailed below in the section entitled, "Compensation Discussion and Analysis - Role of Compensation Consultants." The Compensation Committee considered various factors bearing upon Compensia’s independence including, but not limited to, the fees received by Compensia from Expedia Group as a percentage of Compensia’s total revenue; Compensia’s policies and procedures designed to prevent conflicts of interest; and any business or personal relationships that could impinge on Compensia’s independence. Upon completion of its review, the Compensation Committee determined that Compensia was independent and that its engagement did not present any conflicts of interest.
Compensation Policies and Practices Risk Assessment. Consistent with SEC disclosure requirements, management has assessed compensation policies and practices for Company employees and has concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
Nominating Committee. The Nominating Committee of the Board of Directors is currently composed of two directors: Ms. Clinton and Mr. Jacobson. The Board has determined that each member of the Nominating Committee is independent under Nasdaq rules. The Nominating Committee functions pursuant to a written charter adopted by the Board of Directors. The Nominating Committee is appointed by the Board to assist the Board by: (i) identifying, reviewing and evaluating individuals qualified to become Board members; (ii) recommending director nominees for the next annual meeting of stockholders and nominees to fill vacancies on the Board as necessary; and (iii) making recommendations with respect to the compensation and benefits of directors. In 2022, the Nominating Committee acted by written consent twice.
Executive Committee. The Executive Committee of the Board of Directors is currently composed of two directors: Mr. Diller and Mr. Kern. In 2022, the Executive Committee acted by unanimous written consent five times. The Executive Committee has all the power and authority of the Board of Directors, except those powers specifically reserved to the Board by Delaware law.

Expedia Group	10	2023 Proxy Statement

Corporate Governance and Board of Directors
Director Nominations
The Nominating Committee identifies, reviews and evaluates individuals qualified to become Board members, consistent with criteria established by our Board, and recommends candidates for nomination and election to the Board. The Nominating Committee may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Nominating Committee may also engage outside search firms, consultants and other advisers, at the Company’s expense, to identify, screen and/or evaluate suitable candidates. The Nominating Committee uses the same process to evaluate director nominees recommended by stockholders as it does to evaluate nominees identified by other sources.
The Board does not have specific requirements for eligibility to serve as a director of Expedia Group. However, in evaluating candidates, regardless of how recommended, the Nominating Committee considers whether the professional and personal ethics and values of the candidate are consistent with those of Expedia Group, whether the candidate’s experience and expertise would be beneficial to the Board in rendering service to Expedia Group, including in providing a mix of directors that represent a diversity of experiences, characteristics, attributes, skills and backgrounds, including diversity with respect to race, gender, geography, and areas of expertise. The Nominating Committee directs any search firm it engages to include qualified women and minority candidates with a diversity of race/ethnicity and gender in the initial pool presented to the Nominating Committee for consideration. The Nominating Committee also considers whether a candidate is willing and able to devote the necessary time and energy to the work of the Board, and is prepared and qualified to represent the best interests of Expedia Group’s stockholders.
The Board does not have a formal policy regarding the consideration of director candidates recommended by stockholders, as historically the Company has not received such recommendations. However, the Board would consider such recommendations if made in the future. Stockholders who wish to make such a recommendation should send the recommendation to Expedia Group, Inc., 1111 Expedia Group Way W., Seattle, Washington 98119, Attention: Corporate Secretary. The envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the individual making the recommendation as a stockholder and provide evidence of such stock ownership, and provide a brief summary of the candidate’s qualifications and experience under the criteria noted above, as well as consent by the candidate to serve as a director if elected. Any director candidate recommendations will be reviewed by the Corporate Secretary and the Chairman and, if deemed appropriate, forwarded to the Nominating Committee for further review. If the Nominating Committee believes that the candidate fits the profile of a qualified director nominee as described above, the recommendation will be shared with the entire Board.
Communications with the Board
Expedia Group stockholders who wish to communicate with the Board of Directors or a particular director may send such communication to Expedia Group, Inc., 1111 Expedia Group Way W., Seattle, Washington 98119, Attention: Corporate Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or just certain specified directors. The Corporate Secretary will then review such correspondence and forward it to the Board, or to the specified director(s), if deemed appropriate. Communications that are primarily commercial in nature, that are not relevant to stockholders or other interested constituents or that relate to improper or irrelevant topics will generally not be forwarded to the Board or to the specified director(s).
Compensation of Non-Employee Directors
The Board of Directors, based on recommendations from the Nominating Committee, has primary responsibility for establishing non-employee director compensation arrangements, which have been designed to provide the competitive compensation necessary to attract and retain high quality non-employee directors, and to encourage ownership of Company stock to further align directors’ interests with those of our stockholders.

2023 Proxy Statement	11	Expedia Group

Corporate Governance and Board of Directors
Expedia Group employees do not receive compensation for serving as a Board member. Each non-employee director of Expedia Group who served on the Board during 2022 was entitled to receive the following compensation:
•an annual retainer of $45,000, paid in equal quarterly installments;
•a grant of RSUs with a value of $250,000 (based on the closing price of Expedia Group’s common stock on the Nasdaq Stock Market on the day before the grant), upon such director’s initial election to office or at the time such director first became eligible to receive compensation for service as a director, and annually thereafter on June 1, with such RSUs to vest in three equal installments commencing on the first anniversary of the grant date. In the event of a change in control as defined in the Fifth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan (the “Expedia Group 2005 Plan”), the RSUs shall vest automatically in full as set forth in the “Form of Expedia Group, Inc. 2020 Restricted Stock Unit Agreement (Directors)” included as an exhibit to the Company's most recent Annual Report on Form 10-K.
•an annual retainer of $20,000 for each member of the Audit Committee (including the Chair), $15,000 for each member of the Compensation Committee (including the Chair) and $17,500 for each member of the Nominating Committee (including the Chair); and
•a supplemental annual retainer of $15,000 for the Chair of the Audit Committee and $15,000 for the Chair of the Compensation Committee.
Expedia Group reimburses directors for all reasonable expenses incurred to attend Board and committee meetings.
Director Stock Ownership Guidelines
The Board of Directors has adopted stock ownership guidelines applicable to its members, designed to further align the interests of the directors with the interests of the Company's stockholders. The director stock ownership guidelines apply to "Covered Directors": all directors except those who are subject to the Company’s Executive Stock Ownership Guidelines.
Covered Directors are encouraged during their tenure to hold a number of shares of Expedia Group common stock, the aggregate value of which is equal to (or greater than) five times the annual cash retainer amount (currently $45,000, with the current holding requirement thereby equal to $225,000). Covered Directors have five years to satisfy the holding requirement. If the annual cash retainer is increased during a Covered Director’s service, the Covered Director shall have five years from the date of the increase in the annual cash retainer to acquire the additional stock. Based on the closing price of the Company’s common stock on April 3, 2023, each Covered Director held shares of Expedia Group common stock with a value greater than $225,000, except Ms. Anderson, who was elected to the Board in December 2020; Ms. Banerjee, who was elected to the Board in February 2023; Mr. Dubugras, who was elected to the Board in October 2023; and Ms. Menendez Cambo, who was elected to the Board in April 2021, each of whom is in the process of satisfying the guidelines' holding requirement.
Non-Employee Director Deferred Compensation Plan
Under the Company's Director Deferred Compensation Plan, non-employee directors may defer all or a portion of their directors’ fees. Eligible directors who defer their directors’ fees may elect to have such deferred fees (i) applied towards the purchase of share units, representing the number of shares of Expedia Group common stock that could have been purchased on the date such fees would otherwise be payable, or (ii) credited to a cash fund. If any dividends are paid on Expedia Group common stock, dividend equivalents will be credited on the share units. The cash fund will be credited with deemed interest at an annual rate equal to the average “bank prime loan” rate for such year identified in the U.S. Federal Reserve Statistical Release. Upon termination of service as a director of the Company, a director will receive (1) with respect to share units, such number of shares of Expedia Group common stock as the share units represent, and (2) with respect to the cash fund, a cash payment. Payments upon termination will be made in either one lump sum or up to five installments, as elected by the eligible director at the time of the deferral election. Mr. Altman, Ms. Clinton and Ms. Menendez Cambo elected to defer 100% of their 2022 director fees towards share units and Mr. Khosrowshahi elected to defer 100% of his 2022 director fees toward the cash fund.
Hedging Policy
The Expedia Group, Inc. Securities Trading Policy prohibits directors from engaging in short sales with respect to Expedia Group securities or the purchase, sale or issuance of options or rights relating to Expedia Group securities. This prohibition extends to various forms of hedging or monetization transactions.

Expedia Group	12	2023 Proxy Statement

Corporate Governance and Board of Directors
2022 Director Compensation
As employee directors, Mr. Diller and Mr. Kern did not receive compensation for service as directors for 2022; similarly, Ms. Whalen did not receive compensation for her service as a director since becoming an employee director on September 13, 2022 when she was appointed as the Company's CFO. Ms. Banerjee was elected to the Board on February 16, 2023 and therefore did not receive any compensation in respect of 2022.
The following table provides summary information regarding the compensation received by our non-employee directors for their Board service during 2022, including a former director and a director emeritus. Please see the 2022 Summary Compensation Table for information regarding Ms. Whalen's compensation, which includes information regarding both the compensation she received for her service as a director during 2022 and the compensation she received after being appointed CFO.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)

Samuel Altman(*)(†)	45,000	244,003	—	289,003
Beverly Anderson(4)	60,000	244,003	—	304,003
Chelsea Clinton(5)(*)(†)	92,500	244,003	—	336,503
Henrique Dubugras(6)	8,071	249,440	—	257,511
Craig Jacobson(7)	97,500	244,003	—	341,503
Dara Khosrowshahi(*)(†)	45,000	244,003	—	289,003
Patricia Menendez Cambo(8)(*)(†)	65,000	244,003		309,003
Alex von Furstenberg(†)	45,000	244,003	—	289,003
Jonathan Dolgen(9)	50,000	—	—	50,000
Susan Athey(10)(†)	20,385	244,003	—	264,388
(1)This column reports the amount of cash compensation earned in 2022 for Board and committee service, including amounts deferred at the director’s election.
(2)Reflects aggregate grant date fair value of awards granted in the year indicated, computed in accordance with FASB ASC Topic 718, and in accordance with the assumptions described in the “Stock-Based Compensation” section of “Note 2 - Significant Accounting Policies” in the notes to consolidated financial statements in the Company’s most recent Annual Report on Form 10-K. The grant date fair value of awards reflects an estimate as of the grant date and may not correspond to the actual value that will be recognized by the directors. Stock awards consist of RSUs valued using the closing price of Expedia Group common stock on the Nasdaq Stock Market on the trading day immediately preceding the grant date.
(3)As of December 31, 2022, non-employee directors who served on the Board during 2022 had the following outstanding RSU awards:
Mr. Altman, 3,921 RSUs; Ms. Anderson, 3,760 RSUs; Ms. Clinton, 3,921 RSUs; Mr. Dubugras, 2,583 RSUs; Mr. Jacobson, 3,921 RSUs; Mr. Khosrowshahi, 3,921 RSUs; Ms. Menendez Cambo, 3,820 RSUs; and Mr. von Furstenberg, 3,921 RSUs.
(4)Ms. Anderson was a member of the Compensation Committee during 2022.
(5)Ms. Clinton was Chair of the Compensation Committee and a member of the Nominating Committee during 2022.
(6)Mr. Dubugras was elected to the Board on October 27, 2022.
(7)Mr. Jacobson was a member of each of the Audit, Compensation and Nominating Committees during 2022.
(8)Ms. Menendez Cambo was a member of the Audit Committee during 2022.
(9)Mr. Dolgen served as a director emeritus during 2022.
(10)Ms. Athey resigned from the Board, effective June 21, 2022.
(*)    Mr. Altman, Ms. Clinton and Ms. Menendez Cambo elected to defer 100% of their 2022 director fees towards share units and Mr. Khosrowshahi elected to defer 100% of his 2022 director fees towards the deferred cash fund pursuant to the Director Deferred Compensation Plan.
(†)    Mr. von Furstenberg previously elected to defer his 2015, 2016, 2017 and 2018 director fees pursuant to the Director Deferred Compensation Plan; each of Ms. Athey, Ms. Clinton and Mr. Khosrowshahi previously elected to defer 2018 director fees pursuant to the Director Deferred Compensation Plan; in 2020 Mr. Khosrowshahi elected to defer 100% of his fees and Ms. Clinton elected to defer 50% of her fees pursuant to the Director Deferred Compensation Plan; in 2021 each of Mr. Altman, Ms. Clinton, and Mr. Khosrowshahi elected to defer 100% of their director fees pursuant to the Director Deferred Compensation Plan. At December 31, 2022, Mr. Altman held a total of 517.035 share units; Ms. Athey held a total of 389.253 share units; Ms. Clinton held a total of 1,944.383 share units; Mr. Khosrowshahi held a total of 1,208.706 share units; Ms. Menendez Cambo held a total of 426.934 share units; and Mr. von Furstenberg held a total of 1,546.11 share units.

2023 Proxy Statement	13	Expedia Group

Corporate Governance and Board of Directors
Compensation Committee Interlocks and Insider Participation
In 2022, the Board of Directors had a Compensation Committee, composed of Ms. Anderson, Ms. Clinton, and Mr. Jacobson. During the year ended December 31, 2022, none of Ms. Clinton, Ms. Anderson or Mr. Jacobson, was an officer or employee of Expedia Group, formerly an officer of Expedia Group, or an executive officer of an entity for which an executive officer of Expedia Group served as a member of the Compensation Committee or as a director.
Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, Expedia Group officers and directors and persons who beneficially own more than 10% of a registered class of Expedia Group’s equity securities are required to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) with the SEC. Such persons are required by the rules of the SEC to furnish Expedia Group with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to the Company and/or written representations that no additional forms were required, we believe that all of the Company’s directors, officers and 10% beneficial holders complied with their applicable reporting requirements with respect to transactions during 2022.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics for Directors and Senior Financial Officers (the “Code of Ethics”) that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Controller, and is a “code of ethics” as defined by applicable SEC rules. The Code of Ethics is posted on our corporate website at www.expediagroup.com/Investors under the “Corporate Governance” tab. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our Chief Executive Officer, Chief Financial Officer, or Chief Accounting Officer and Controller, we will disclose the nature of the amendment or waiver on that website or in a report on Form 8-K filed with the SEC.
Environmental, Social and Governance Initiatives ("ESG")
Governance
We recognize that effective corporate governance is the essential foundation for our ESG initiatives. From our CEO and Senior Management team and throughout our organization, we are relentlessly exploring ways to use our deep understanding of, and leadership in, the travel industry to make a positive impact on the world.
Our Board of Directors and its Executive Committee, which is composed of our Chairman and Senior Executive, and our Vice Chairman and CEO, provide insight, feedback, and oversight of a broad range of ESG initiatives. In addition, our Compensation Committee provides oversight and guidance on strategic inclusion and diversity policies and practices. Our Chief People, Inclusion and Diversity Officer updates the Board of Directors annually, or as needed, on ESG initiative progress. Implementation of ESG priorities is led by our Global Social Impact and Sustainability team, with oversight from our Vice President of Global Social Impact and Sustainability and leadership support by our Chief People, Inclusion and Diversity Officer.
Described below are three of what we believe to be the most important pillars of our ESG program.
Responsible, Sustainable Travel – Accessible to All
Travel connects people – physically, culturally, emotionally. When done responsibly, it can be a force for economic growth, social equity and community empowerment. That's why we are committed to developing services and resources that help make travel more inclusive, and accessible to all, while empowering travelers to choose destinations thoughtfully, get there sustainably, and explore responsibly.

Expedia Group	14	2023 Proxy Statement

Corporate Governance and Board of Directors
We work with our travel industry partners around the world to promote sustainability, and we are committed to giving travelers clear information about travel companies and destinations that have demonstrated a commitment to sustainability. In 2019, we partnered with UNESCO and the Tourism Authority of Thailand to launch the pilot of the UNESCO Sustainable Travel Pledge. By signing the UNESCO Sustainable Travel Pledge, partners publicly commit to take actions aimed at reducing the environmental impact of their businesses, thereby raising traveler awareness and highlighting more sustainable travel choices. Since its inception, the UNESCO Sustainable Travel Pledge has grown to include approximately 9,800 travel industry signatories, including major global hotels and hospitality chains, creating unique connections across the travel industry, and inculcating a travel ecosystem that supports sustainable tourism.
Aligned with our mission of using travel as a force for good, we are committed to making travel accessible to all. In 2021, following in-depth data analysis, we doubled down on prioritizing initiatives for travelers with accessibility needs, who represent approximately 26% of the U.S. adult population (per the U.S. CDC), yet remain underserved, leading to poor travel experiences. We improved accessibility filters on Expedia.com by expanding the range of filter options to include elevator access, service animals' accommodations, roll-in shower access and sign-language staff availability, among others, resulting in greater accessibility filter engagement.
Finally, we continue to explore ways in which we can leverage our unique capabilities to actively improve natural spaces, thereby broadening the range of responsible, sustainable choices available to our travelers. By harnessing our strategic partnerships and company resources, we can lend powerful support to initiatives that protect wildlife and help local biodiversity thrive. For example, in November 2021, we announced we will no longer sell or promote attractions and activities that include performances, interactions and swimming experiences with captive dolphins and whales.
Environmental Sustainability
Embedding sustainability into our operations – from implementing efforts to reduce emissions, to empowering travelers to choose more sustainable options, to collaborating with the wider travel industry – are some of the ways we will help strive to preserve the environment for future generations of travelers to discover and enjoy.
In 2017, we achieved carbon neutral status for our operations (encompassing our Scope 1 and Scope 2 emissions, plus the portion of our Scope 3 emissions attributable to employee work-from-home electricity use, business travel, commutes, and office waste), and we have maintained such status, through a combination of internal emissions reductions, Renewable Energy Credits, and Verified Carbon Offsets. In connection with our ongoing efforts to offset the electricity consumption of our global offices, for 2021 and 2022 we purchased local-market, verified renewable energy certificates corresponding to 100% of our estimated 2021 and 2022 global office electricity consumption, respectively, in accordance with RE100 technical criteria.
Additionally, we achieved operational emissions reductions through our recent transition to cloud-based IT infrastructure. By migrating our product, data storage and other key elements of our IT footprint to the cloud, we improved the efficiency of our server utilization rate, saving costs and lowering the emissions associated with our data management systems. As part of the next phase of this transition, we will pursue constructive dialogues with our third-party cloud providers focusing on increasing the proportion of renewable energy used to power these facilities.
Another key area where we can directly reduce our environmental impact is in our facilities and offices. In 2021, our Seattle, Washington HQ campus was awarded LEED Gold certification for its enhanced efficiency, reduced emissions and waste production, and sustainable materials use, and in 2022 our Gurgaon, India office achieved LEED Gold certification. Together, the two offices represent approximately one third of our global office footprint by square footage. Additionally, our HQ campus was one of the first in the United States to be awarded Salmon-Safe Certification, one of the nation’s leading regional eco-labels, which aims to ensure Pacific salmon can thrive in West Coast watersheds. This certification recognizes that our campus site is a net positive contributor to local watershed health and the local ecosystem.
For our leased office spaces, we are exploring ways to improve sustainability by engaging with building owners and managers on their own commitments to more environmentally friendly operations, and by developing internal green leasing and green office guidelines to support these efforts and ensure employees understand their role in raising the sustainability credentials of all our sites.

2023 Proxy Statement	15	Expedia Group

Corporate Governance and Board of Directors
We are proud of our company-wide sustainability initiatives; and yet we understand that effecting profound, lasting change often depends on the individual efforts and choices of our employees. In 2021 we began developing the roadmap toward our ultimate goal of aligning with Net Zero – in both our own operations, and up and down our value chain, including the wider travel industry as a whole. In 2022, we signed the Glasgow Declaration on Climate Action in Tourism. We recognize that this project is as ambitious as it is important, and that success will depend on the support and concerted action of a wide range of stakeholders, including our travel industry partners and peers. In view of this undertaking, we have expanded our staff dedicated to sustainability, and are improving the scope and precision of our greenhouse gas (GHG) inventory. One of our first initiatives looking beyond our own previously discussed operations will involve enhancing the depth and clarity of information on sustainability presented to our customers, thereby empowering travelers to choose more sustainable travel options.
Community Impact
One impactful way we can effect positive global change is by offering support on a local scale through the communities where our employees live and work across the globe. We are committed to giving back to the communities we call home by donating time, resources, and passion to support causes close to our hearts. Below are three examples of significant 2022 community engagement initiatives:
•Open World Accelerator. We created the Open World Accelerator to democratize access to the benefits of the travel industry, helping startups and small and medium businesses fast-track their growth and innovation as part of our journey to becoming the leading technology partner for travel businesses. This three-year initiative launched in 2022 with our Impact Program, where we welcomed a cohort of 12 companies, each focusing on a key area of inclusive travel. Over five months, our inaugural Impact Program cohort will work on solutions designed to increase access for underserved travelers and make travel more open and accessible. Participants will benefit from our insights and technology, as well as regular coaching and one-on-one mentoring, networking opportunities, cash grants of up to $20,000, and brand exposure on Expedia Group platforms.
•Sharing the Value of Renting. Investing, volunteering, and caring for our communities means working to ensure the travel industry – and rental businesses more specifically – can support local growth. Vrbo is working to become a platform where rental hosts, local stakeholders, and decision-makers come together on fair rental regulations and boosting the shared benefits of this market. We are proud to be a founding partner of Rent Responsibly, a network connecting rental owners and managers with local businesses, ally organizations, government officials, and communities for the good of the industry, whose mission is to help hosts educate themselves and their communities on the value of short-term rentals in a sustainable tourism landscape. The organization also helps officials understand what fair and effective policies look like at the community level. Through our partnership with Rent Responsibly and its rapidly expanding network of local alliances across the United States, we are demonstrating that collaboration among industry organizations, partners, and government entities is key to effective advocacy.
•Philanthropic Partnerships. When disaster strikes, we look to respond quickly using our resources, time, and expertise to support communities in need. We are collaborating with global organizations and local partners to maximize this impact through collective action. For example, in 2021 we announced a partnership with the Center for Disaster Philanthropy, which works with local partners and global businesses to deliver enduring support to communities affected by natural disasters and humanitarian crises, prioritizing strategic medium- and long-term recovery and rebuilding along with equity-focused disaster giving. And in 2022, we partnered with the International Rescue Committee and provided initial funding in support of its work across more than 40 countries to help restore health, safety, education, economic wellbeing and power to communities upended by war, conflict and natural disaster.

Expedia Group	16	2023 Proxy Statement

Corporate Governance and Board of Directors
Human Capital Management
People, Company Culture and Benefits
At Expedia Group, our mission is to power global travel for everyone, everywhere. We believe travel is a force for good, and we are committed to making it more accessible and enjoyable for everyone. As of December 31, 2022, we have a team of 16,500 employees across more than 50 countries focused on using our extensive data and technology to create amazing travel experiences. As of December 31, 2022, over one half of our people work in technology roles.
We aim to go above and beyond to take care of our people – by providing opportunities for them to grow and develop, benefits that fuel their passion for travel and resources that foster their well-being. While competition for talent is fierce, particularly in the United States and in Seattle where our headquarters are located, we believe we offer something different: an opportunity to strengthen connections, broaden horizons and bridge divides through travel. We know the power of travel and understand the amazing things we can achieve by making it more accessible to everyone. And we are focused on attracting and retaining the best and brightest people to help us do that. To that end, we offer competitive compensation, talent development and training opportunities and differentiated benefits, including healthcare and retirement programs, a wellness and travel allowance, an employee assistance program, financial education tools, a global resource for diverse maternity and family building advice, an employee stock purchase program, time-off programs, volunteer days off, a transportation program, onsite medical care and travel discounts, among others.
Inclusion and Diversity
To best serve our employees, customers, partners and community, we aim to build inclusive and diverse workplaces that promote belonging, respect, voice and equal opportunity with initiatives such as:
•Employee-led Inclusion Business Groups focused on promoting awareness related to race, ethnicity, sexual orientation, military status, disability and gender, as well as allyship for underrepresented identities;
•Educational programs designed to identify and mitigate bias and exclusive practices in traditional recruitment, hiring, talent review, promotion and marketing processes;
•Recruiting and assessment processes based on skills and designed to limit the impact of unconscious bias;
•Dedicated diversity sourcing, marketing, and recruiting teams focused on engaging underrepresented talent and increasing representation in top of funnel and interview slates;
•An onboarding program that includes a focus on intercultural awareness, ally skills and our inclusion resources;
•Employment and hiring targets for women to occupy 50% of leadership roles by the end of 2025 and for 25% of U.S. external hires to come from racially and ethnically underrepresented groups;
•Pay fairness evaluation tools and additional budgets to ensure employees are compensated fairly;
•Direct and easy access to accessibility tools enabling people with different needs to thrive at work;
•Using employee surveys and external benchmarking to understand identity-based trends, set clear goals, develop strategies and measure progress towards increased headcount, hiring, compensation, advancement and retention of underrepresented employee groups; and
•Programs with our travel partners that focus on underserved travelers, drive industry engagement related to inclusion and diversity, and promote related outreach efforts in local and global communities.
Flexible and Supportive Work Environment
Throughout the COVID-19 pandemic, our employees remained focused on providing positive experiences for travelers. After reopening our global offices with enhanced health and safety measures, we adopted a hybrid work model for most of our offices in April 2022, designed to make the most of the productivity and collaborative energy that comes from working together in our offices while preserving the convenience and flexibility of working from home. In parallel, we augmented benefits programs to support employees with the transition, including expanding the scope of our travel and wellness allowance to include home office expenses and a broader range of mental and emotional health services; offering new telehealth, wellness education, and family support services; and making existing resources and services easier to access via online channels.

2023 Proxy Statement	17	Expedia Group

Proposal 1

Election of Directors

Board of Director Nominees
At the 2023 Annual Meeting, a board of 12 directors will be elected to hold office for a term ending on the date of the next annual meeting of stockholders or until each such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s death, removal or resignation). All of the nominees, other than Ms. Banerjee and Mr. Dubugras, were elected as directors by stockholders at the 2022 annual meeting of stockholders and are being presented for re-election at the 2023 Annual Meeting. Mr. Dubugras was elected to the Board on October 27, 2022 to fill the vacancy created by Ms. Athey's resignation from the Board on June 21, 2022. On February 16, 2023, the Board was expanded from 11 to 12 members and Ms. Banerjee was elected to fill the newly-created directorship. The directors below are recommended by the Nominating Committee and nominated by the Board of Directors to be elected as directors at the 2023 Annual Meeting. Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected.
Expedia Group’s amended and restated certificate of incorporation provides that the holders of the Company’s common stock, acting as a single class, are entitled to elect a number of directors equal to 25% percent of the total number of directors, rounded up to the next whole number of directors, which is currently three directors. The Board has designated Mr. Altman, Mr. Dubugras, and Ms. Menendez Cambo as nominees for the positions on the Board to be elected at the 2023 Annual Meeting by the holders of Expedia Group common stock, voting as a separate class (together, the “Common Stock Nominees”), and Ms. Anderson, Ms. Banerjee, Ms. Clinton, Mr. Diller, Mr. Jacobson, Mr. Kern, Mr. Khosrowshahi, Mr. von Furstenberg, and Ms. Whalen as nominees for the positions on the Board to be elected at the 2023 Annual Meeting by the holders of Expedia Group common stock and Class B common stock, voting together as a single class (the “Combined Stock Nominees”). Although management does not anticipate that any of the nominees named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute nominee designated by the Board.
The name and certain background information regarding each nominee, as of April 3, 2023, are set forth below. Except as noted, there are no family relationships among directors or executive officers of Expedia Group. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills, each nominee has demonstrated business acumen and an ability to exercise sound judgment. Several of our director-nominees also have extensive management experience in complex organizations.
Our Board of Directors unanimously recommends that you vote FOR each of these director nominees.

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Proposal 1

Barry Diller Chairman of the Board & Senior Executive Director Since | 2005 Age | 81	Mr. Diller has been the Chairman of the Board and Senior Executive of Expedia Group since the completion of the Company’s spin-off from IAC on August 9, 2005 (the “IAC/Expedia Group Spin-Off”). Mr. Diller held the positions of Chairman of the board and Chief Executive Officer of IAC and its predecessors since August 1995 and ceased serving as Chief Executive Officer in November 2010. Mr. Diller served as Special Advisor to TripAdvisor, Inc., an online travel company, from April 2013 through March 2017, was TripAdvisor’s Chairman of the board and Senior Executive from December 2011, when it was spun off from the Company (the “TripAdvisor Spin-Off”), until December 2012, and served as a member of its board of directors until April 2013. Mr. Diller served as the non-executive Chairman of the board of Ticketmaster Entertainment, Inc. from 2008 to 2010, when it merged with Live Nation, Inc. to form Live Nation Entertainment, Inc. Mr. Diller served as the non-executive Chairman of the board of Live Nation Entertainment, Inc. from January 2010 to October 2010 and was a member of its board of directors until January 2011. He also served as Chairman of the board and Chief Executive Officer of QVC, Inc. from December 1992 through December 1994 and as the Chairman of the board and Chief Executive Officer of Fox, Inc. from 1984 to 1992. Prior to joining Fox, Inc., Mr. Diller served for ten years as Chairman of the board and Chief Executive Officer of Paramount Pictures Corporation. Mr. Diller served as a member of the board of directors of Graham Holdings Company (formerly The Washington Post Company) from November 2013 through January 2017 and currently serves on the boards of the Coca-Cola Company and MGM Resorts International. In addition to his for-profit affiliations, Mr. Diller is also a member of The Business Council, serves on the Dean’s Council of The New York University Tisch School of the Arts, the Board of Councilors for the School of Cinema-Television at the University of Southern California, the Advisory Board for the Peter G. Peterson Foundation and as Chairman of Little Island, among other not-for-profit affiliations.

Board Membership Qualifications: As result of his involvement with Expedia Group both while it was operated within IAC and since the IAC/Expedia Group Spin-Off, Mr. Diller has a great depth of knowledge and experience regarding Expedia Group and its businesses. Mr. Diller has extensive management experience, broad international exposure and emerging market experience and innovation and technology experience, including through his service as Chief Executive Officer of media and interactive commerce companies, as well as experience as a director serving on other public company boards, including as Chairman. Mr. Diller also is a significant stockholder of Expedia Group.

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Proposal 1

Peter Kern Vice Chairman & Chief Executive Officer Director Since | 2005 Age | 55	Mr. Kern has been a director of Expedia Group since 2005, has served as Vice Chairman of Expedia Group since 2018, and has served as Chief Executive Officer of Expedia Group since 2020. He has also been a member of the Supervisory Board of trivago N.V., a majority-owned subsidiary of Expedia Group, since 2016, including as Chairman from 2019 to 2022. Mr. Kern served also served on the board of directors of Tribune Media Company from 2016 through the completion of Tribune Media’s merger with Nextstar Media Group, Inc. in 2019, and served as Tribune Media’s Chief Executive Officer from 2017 to 2019. Previously, Mr. Kern also served as a Managing Partner of InterMedia Partners VII, LP, a private equity firm. Prior to joining InterMedia, Mr. Kern was Senior Managing Director and Principal of Alpine Capital LLC. Prior to Alpine Capital, Mr. Kern founded Gemini Associates in 1996 and served as President from its inception through its merger with Alpine Capital in 2001. Prior to founding Gemini Associates, Mr. Kern was at the Home Shopping Network and Whittle Communications. Mr. Kern has also served as Chairman of the board of directors of Hemisphere Media Group, Inc., a publicly-traded Spanish- language media company, as well the boards of several private companies. Mr. Kern holds a B.S. degree from the Wharton School at the University of Pennsylvania.

Board Membership Qualifications: Through his extensive background in private equity and as a director of both public and private companies, as well as prior experience in senior executive positions, Mr. Kern has a high level of financial and management expertise and background in analyzing investments and strategic transactions.

Samuel Altman Director Since | 2019 Age | 37	Mr. Altman has been a director of Expedia Group since September 2019. He is the Chief Executive Officer and a member of the board of directors of OpenAI, an organization dedicated to ensuring artificial intelligence benefits all of humanity. From February 2014 through March 2019, he served as President of Y Combinator, a provider of advice and seed financing for startups. Earlier in his career, Mr. Altman, co-founded Loopt, Inc., a provider of mobile location-based services, and served as its Chief Executive Officer until it was acquired by Green Dot Corporation in March 2012, after which he held a number of senior executive positions at Green Dot, including Executive Vice President, Mobile Products and Technology, through December 2013, and served as a member of its board of directors from March 2013 through April 2016. Mr. Altman has also been the General Partner of Hydrazine Capital, an early-stage venture capital firm, since April 2012. He has invested in a number of private companies, including Reddit, Inc., which operates a social sharing and aggregation website, and Helion Energy, Inc. and Oklo, Inc., which are both developing clean energy solutions. He currently serves on the board of directors of all three companies and as Chairman of Helion and Oklo.

Board Membership Qualifications: Mr. Altman has extensive technology experience and expertise, including in the mobile technology and artificial intelligence fields. He also brings valuable perspectives from his work with companies that are implementing rapid technological changes.

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Proposal 1

Beverly Anderson Director Since | 2020 Age | 59	Ms. Anderson has been a director of Expedia Group since December 2020. Ms. Anderson has more than 30 years of experience in the financial services industry and became the President and Chief Executive Officer of BECU in December 2022, where her core areas of focus include strategy development and sustainable growth, overseeing daily operational activities, and fostering BECU’s culture of promoting the financial well-being of its members and communities. Prior to BECU, Ms. Anderson served as the President of Global Consumer Solutions at Equifax from December 2019 to January 2022, where she led a team of 2,000 employees across product, marketing, and operations for the consumer credit reporting agency in the United States, Canada, and the United Kingdom. Prior to joining Equifax, Ms. Anderson was the Executive Vice President of Cards and Retail Services at Wells Fargo where she led consumer credit cards, co-brand cards, loyalty solutions, retail finance, digital payments and enablement capabilities, having previously held leadership roles managing auto loans, personal lines and loans, servicing, loan operations, collections and fraud operations since joining Wells Fargo in February 2012. Ms. Anderson currently serves on the boards of Accion (a global nonprofit), Sword Heath, Inc., and the Harvard Business School African-American Alumni Association. She also served as a Board member of the Equifax Foundation until December 2021. Beverly holds a Master of Business Administration with distinction from Harvard Business School and graduated summa cum laude with a Bachelor of Science in business from Florida A&M University.

Board Membership Qualifications: Ms. Anderson provides valuable expertise as a leader of consumer-facing businesses, as well as her extensive knowledge of, and experience in, consumer finance and payments matters.

M. Moina Banerjee Director Since | 2023 Age | 41	Ms. Banerjee has been a director of Expedia Group since February 2023. She has served as Chief Financial Officer of JBG Smith Properties (“JBGS”), a NYSE-listed real estate investment trust, since December 2020. Prior to her appointment as Chief Financial Officer, she served as an Executive Vice President of JBGS since its formation in 2017 and its Head of Capital Markets since 2018. From August 2010 until 2017, Ms. Banerjee served in various roles at a predecessor of JBGS (“JBG”), including as a Principal in the Investments Group and a member of the Management Committee. Before joining JBG, Ms. Banerjee worked at the Blackstone Group, focusing primarily on hotel, office, and senior living acquisitions, and at Citigroup in its investment banking division. Ms. Banerjee graduated with a Bachelor of Science in International Economics from Georgetown University and earned a Master of Business Administration from The Wharton School of the University of Pennsylvania.

Board Membership Qualifications: Ms. Banerjee has extensive experience in the areas of investment, finance, capital markets, portfolio management and acquisitions, including the acquisition of hotel properties. As a senior leader of another public company, she also brings corporate governance, risk management, accounting, SEC reporting, and operational expertise to our board.

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Proposal 1

Chelsea Clinton Director Since | 2017 Age | 43	Ms. Clinton has been a director of Expedia Group since March 2017. She is a best-selling author and advocate for the advancement of women and children around the world. Ms. Clinton has served as Vice Chair of the Clinton Foundation since March 2013, where her work emphasizes improving global and domestic health, creating service opportunities and empowering the next generation of leaders. Prior to assuming this role, Ms. Clinton served as a member of the Board of Directors of the Clinton Foundation from September 2011. Ms. Clinton has also served as a member of the Board of Directors of the Clinton Health Access Initiative since September 2011. Ms. Clinton also teaches at the Columbia University Mailman School of Public Health. From March 2010 through May 2013, Ms. Clinton served as an Assistant Vice Provost at New York University, where she focused on interfaith initiatives and the university’s Global Expansion Program. From November 2011 to August 2014, Ms. Clinton also worked as a special correspondent for NBC news. Prior to these efforts, Ms. Clinton worked as an associate at McKinsey & Company, a consulting firm, from August 2003 to October 2006, and as an associate at Avenue Capital Group, an investment firm, from October 2006 to November 2009. Ms. Clinton also currently serves on the Board of Directors of IAC (since September 2011), and Clover Health Investments, Corp., a next-generation Medicare Advantage insurance company (since before its January 2021 initial public offering). Ms. Clinton is also a co-founder and partner of Metrodora Ventures, a venture capital firm focused on health and learning businesses, and serves as an advisor to LiveSafe, Inc.. In addition to her for-profit affiliations, Ms. Clinton currently serves as a member of the boards of directors of The School of American Ballet, the Africa Center, the Weill Cornell Medical College, HiddenLight Productions Limited, and Columbia University’s Mailman School of Public Health; and she is Co-Chair of the Advisory Board of the Of Many Institute at New York University. Ms. Clinton holds a B.A. from Stanford, an MPH from Columbia’s Mailman School of Public Health, and both an MPhil and a Doctorate in International Relations from Oxford University.

Board Membership Qualifications: Ms. Clinton’s broad public policy experience and keen intellectual acumen enhance the diversity of skills, backgrounds and opinions represented on the Board.

Henrique Dubugras Director Since | 2022 Age | 27	Mr. Dubugras has been a director of Expedia Group since October 2022. He has served as the co-Chief Executive Officer of Brex Inc., a privately-held financial services company, since co-founding Brex in 2017. Prior to Brex, Mr. Dubrugras had co-founded and served as Chief Executive Officer of Pagar.me, an online payments company that was acquired in September 2016. Earlier in his career, Mr. Dubrugas founded EduqueMe, an educational crowdfunding company, and Estudar nos EUA, a company aimed at disseminating information about study-abroad opportunities. Since June 2017, Mr. Dubrugas has served on the Board of Directors of MercadoLibre, Inc., a leading Latin American e-commerce technology platform. He studied computer science at Stanford University from September 2016 to March 2017.

Board Membership Qualifications: Mr. Dubugras has a deep understanding of the technology sector, where he has founded and developed several companies. Mr. Dubugras has significant B2B experience, expertise in the area of online payments systems, and a track record of driving innovation, which the board believes give him particular insight into Expedia Group’s business and operations.

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Proposal 1

Craig Jacobson Director Since | 2007 Age | 70	Mr. Jacobson has been a director of Expedia Group since December 2007. Mr. Jacobson is a founding partner at the law firm of Hansen, Jacobson, Teller, Hoberman, Newman, Warren, Richman, Rush, Kaller, Gellman, Meigs and Fox, L.L.P., where he has practiced entertainment law for the past 34 years. Mr. Jacobson is currently a member of the board of directors of Charter Communications, Inc. and Oaktree Specialty Lending Corporation, having previously served as a director of Tribune Media Company (from December 2010 until its merger with Nexstar Media Group, Inc. in September 2019), of Ticketmaster (from August 2008 until its merger with Live Nation, Inc. in January 2010), as well as of privately-held companies Aver Media, a Canadian lending institution and Eventful Inc., a digital media company. Mr. Jacobson was a co-founder of New Form Digital, formerly a venture with Discovery Communications and ITV focusing on short form digital content, and Whisper Advisors, a boutique investment banking/advisory company.

Board Membership Qualifications: Mr. Jacobson has extensive legal and business knowledge and experience in corporate governance matters. Mr. Jacobson also has significant financial knowledge gained during his years practicing law and advising media companies, as well as his service as a director serving on public and private company boards.

Dara Khosrowshahi Director Since | 2005 Age | 53	Mr. Khosrowshahi has been a director of Expedia Group since completion of the IAC/Expedia Group Spin-Off. Mr. Khosrowshahi has served as the Chief Executive Officer of Uber Technologies, Inc. and as a member of Uber’s board of directors, since August 2017 and also currently serves as a director of two minority-owned affiliates of Uber, Aurora Innovation, Inc., and of Grab Holdings Limited. Previously, Mr. Khosrowshahi served as the Chief Executive Officer and President of Expedia Group from the completion of the IAC/Expedia Group Spin-Off until August 2017. Mr. Khosrowshahi served as the Chief Executive Officer of IAC Travel, a division of IAC, from January 2005 to the IAC/Expedia Group Spin-Off date. Prior to his tenure as Chief Executive Officer of IAC Travel, Mr. Khosrowshahi served as Executive Vice President and Chief Financial Officer of IAC from January 2002 to January 2005, as IAC’s Executive Vice President, Operations and Strategic Planning, from July 2000 to January 2002 and as President, USA Networks Interactive, a division of IAC, from 1999 to 2000. Mr. Khosrowshahi joined IAC in 1998 as Vice President of Strategic Planning and was promoted to Senior Vice President in 1999. Mr. Khosrowshahi worked at Allen & Company LLC from 1991 to 1998, where he served as Vice President from 1995 to 1998. Mr. Khosrowshahi also served as director of TripAdvisor, Inc., from the TripAdvisor Spin-Off until February 2013 and The New York Times Company from May 2015 to September 2017.

Board Membership Qualifications: Mr. Khosrowshahi possesses in-depth experience with and knowledge of the online travel industry gained through his prior service as Chief Executive Officer of IAC Travel, as Chief Executive Officer of Expedia Group and as a director of TripAdvisor, Inc. and trivago N.V. Mr. Khosrowshahi also has a high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions.

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Proposal 1

Patricia Menendez Cambo Director Since | 2021 Age | 56
Ms. Menendez Cambo has been a director of Expedia Group since April 2021. Ms. Menendez Cambo has served as a managing partner at SoftBank Group International and SoftBank Latin America Fund, where she was a member of the investment committee. Ms. Menendez Cambo was also a director and general counsel of SBLA Advisers Corp., a registered investment advisor, and the SB Opportunity Fund, an early-stage fund focused on investing in minority founded technology related business in the U.S. Prior to joining SoftBank, Ms. Menendez Cambo served in various leadership roles at the law firm of Greenberg Traurig, LLP, including as Vice Chair and a member of the firm's Executive Committee where she advised public and private technology companies on their global corporate matters. Ms. Menendez Cambo was previously at Telefonica S.A., a global telecommunications company, where she was a director of several of its global new technology subsidiaries operating in over 15 countries. Ms. Menendez Cambo is on the board of City National Bank of Florida. Ms. Menendez Cambo holds a J.D. degree from University of Pennsylvania Carey Law School where she serves on the Board of Advisors and a Bachelor of Business Administration from the University of Miami where she is a member of the Board of Trustees.

Board Membership Qualifications: Ms. Menendez Cambo has extensive experience as a trusted legal and business advisor on corporate transactional and finance matters, a high level of expertise in corporate governance and other corporate legal matters and has taken a leadership role on diversity, inclusion and gender equity matters.

Alex von Furstenberg Director Since | 2015 Age | 53
Mr. von Furstenberg has been a director of Expedia Group since December 2015. Mr. von Furstenberg currently serves as Chief Investment Officer of Ranger Global Advisors, LLC (“Ranger”), a family office focused on value-based investing, which he founded in June 2011. Prior to founding Ranger, Mr. von Furstenberg founded Arrow Capital Management, LLC, a private investment firm focused on global public equities, where he served as Co-Managing Member and Chief Investment Officer since 2003. Mr. von Furstenberg has served as a member of the board of directors of IAC since 2008, Liberty Expedia from November 2016 until it merged with Expedia in June 2019, La Scogliera, an Italian financial holding company, from December 2016 to September 2020 and served as a member of the board of directors of W.P. Stewart & Co. Ltd., a Bermuda based asset management firm, until the company was acquired in December 2013. Since 2001, he has acted as Chief Investment Officer of Arrow Investments, Inc., the private investment office that serves his family. Mr. von Furstenberg also serves as a partner and Co-Chairman of the board of Diane von Furstenberg Studio, LLC. In addition to the philanthropic work accomplished through his position as a director of The Diller-von Furstenberg Family Foundation, Mr. von Furstenberg also serves on the board of directors of Friends of the High Line.

Board Membership Qualifications: Mr. von Furstenberg has private investment and board experience, which the Board of Directors believes give him particular insight into capital markets and investment strategy, as well as a high level of financial literacy. Mr. von Furstenberg is Mr. Diller’s stepson.

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Proposal 1

Julie Whalen Director Since | 2019 Age | 52	Ms. Whalen has been a director of Expedia Group since June 2019, and has served as Executive Vice President and Chief Financial Officer of Expedia Group since September 2022. Previously, Ms. Whalen was Executive Vice President and Chief Financial Officer of Williams-Sonoma, Inc., a global specialty retailer, where she was responsible for overseeing Williams-Sonoma’s global financial departments including controllership, corporate financial planning and analysis, tax, treasury, investor relations, risk management and internal audit and had shared accountability of brand finance functions. She joined Williams-Sonoma in 2001 in the corporate financial planning organization and progressed through positions of increasing responsibility from Vice President, Corporate Controller to Senior Vice President and Treasurer, before being appointed Executive Vice President and Chief Financial Officer in 2012. Ms. Whalen began her career in public accounting with KPMG Peat Marwick LLP. Ms. Whalen is a Certified Public Accountant and holds both a B.S. in accounting and a J.D. from Pepperdine University.

Board Membership Qualifications: Ms. Whalen has extensive experience in public company finance, accounting and SEC reporting matters. Having been a senior leader of another large public company, she also brings corporate governance, risk management, investor relations and operational expertise to our board.

Required Vote
At the 2023 Annual Meeting, stockholders will be asked to elect 12 members to the Board of Directors, each to hold office for a term ending on the date of the next annual meeting of stockholders or until each such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s death, removal or resignation). The election of the Combined Stock Nominees requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Expedia Group common stock and Class B common stock, present in person or represented by proxy, voting together as a single class. The election of the Common Stock Nominees requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Expedia Group common stock, present in person or represented by proxy, voting as a separate class.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

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Proposal 2

Advisory Vote on Expedia Group's Named Executive Officer Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing stockholders the opportunity to vote at the 2023 Annual Meeting to approve, on an advisory or non-binding basis, the compensation of Expedia Group’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and is not binding on the Company or our Board of Directors.
Although the vote is non-binding, the Compensation Committee and the Board of Directors value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement the Compensation Committee will consider the impact of such vote on its compensation policies and decisions. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders an opportunity to endorse or not endorse our executive officer pay program and policies through the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2022 Summary Compensation Table, and the other related tables and disclosure.”
Expedia Group’s executive compensation program is designed to attract, retain and motivate highly skilled executives with the business experience and acumen that management and the Compensation Committee believes are necessary for achievement of Expedia Group’s long-term business objectives. In addition, the executive compensation program is designed to reward short- and long-term performance and to align the financial interests of executive officers with the interests of Expedia Group’s stockholders. Please refer to the “Compensation Discussion and Analysis” section for a detailed discussion of Expedia’s executive compensation practices and philosophy.
Expedia Group is asking for stockholder approval of the compensation of Expedia Group’s named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures in the “Executive Compensation" and "Compensation Discussion and Analysis” sections, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of Expedia Group’s named executive officers and the policies and practices described in this proxy statement.
Required Vote
At the 2023 Annual Meeting, stockholders will be asked to approve, on an advisory basis, the compensation of its named executive officers as disclosed in this proxy statement in accordance with SEC rules. This proposal requires the affirmative vote of a majority of the voting power of the shares of Expedia Group common stock and Class B common stock, present in person or represented by proxy, and entitled to vote thereon, voting together as a single class.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF EXPEDIA GROUP’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT IN ACCORDANCE WITH SEC RULES.

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Proposal 3

Advisory Vote on the Frequency of Holding Future Advisory Votes on Expedia Group's Named Executive Officer Compensation

The Dodd-Frank Act provides Expedia Group stockholders an opportunity to vote, not less than every six years, on an advisory or non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of Expedia Group’s named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one, two, or three years. Expedia Group is including this proposal as required pursuant to Section 14A of the Securities and Exchange Act of 1934.
Expedia Group shareholders have had the opportunity to cast an advisory vote on the compensation of Expedia Group's named executive officers on a triennial basis since 2017 when, at the time of the last such "say-on-frequency" advisory vote at the 2017 Annual Meeting of Stockholders, Expedia Group's Board of Directors recommended and a significant majority of the voting power of the shares represented supported a triennial frequency.
After careful consideration of this proposal, Expedia Group’s Board of Directors has determined that conducting an advisory vote on the compensation of its named executive officers every year is now the most appropriate alternative for Expedia Group, and therefore Expedia Group’s Board of Directors recommends that you vote for an annual interval for the advisory vote on the compensation of its named executive officers. In formulating its recommendation, Expedia Group’s Board of Directors considered that an annual advisory vote on its named executive officer compensation is a frequency that is in line with evolving best practices and shareholder preferences.
Required Vote
At the 2023 Annual Meeting, stockholders will be asked to choose, on an advisory basis, how frequently they would like to cast an advisory vote on the compensation of Expedia Group's named executive officers. Generally, approval of any matter presented to stockholders requires the affirmative vote of a majority of the voting power of the shares of Expedia Group common stock and Class B common stock, present in person or represented by proxy, and entitled to vote thereon, voting together as a single class. However, because this vote is advisory and non-binding, if none of the frequency options receives such a majority, the option receiving the greatest number of votes will be considered the frequency recommended by Expedia Group's stockholders. Even though this vote will not be binding on Expedia Group or its Board of Directors and will not create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, Expedia Group or its Board of Directors, Expedia Group's Board of Directors will take into account the outcome of this vote in making a determination on the frequency at which Expedia Group will include advisory votes on its named executive officer compensation in its proxy statement.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE SELECTION OF "ONE YEAR" AS THE STOCKHOLDERS' PREFERENCE FOR THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON THE COMPENSATION OF EXPEDIA GROUP'S NAMED EXECUTIVE OFFICERS.

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Proposal 4

Approval of Expedia Group's Sixth Amended and Restated 2005 Stock and Annual Incentive Plan, Including an Amendment to Increase the Number of Shares Authorized for Issuance Thereunder by 6,000,000

Introduction
At the 2023 Annual Meeting, our stockholders will be asked to vote to approve the Company's Sixth Amended and Restated 2005 Stock and Annual Incentive Plan (the “Amended 2005 Plan”), which includes an amendment to increase the number of shares authorized under the current stock and annual incentive plan by 6,000,000 shares. The Amended 2005 Plan was adopted by our Board of Directors on March 22, 2023, subject to approval by our stockholders.
The Amended 2005 Plan is an important part of the Company’s overall compensation program. It allows the Company to make annual long-term incentive awards to the Company’s and its subsidiaries' and affiliates' current and prospective officers, employees, directors and consultants. The purpose of the Amended 2005 Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants with a stock and incentive plan providing incentives that are directly linked to stockholder value.
Our Board of Directors believes the continued ability to grant equity awards is a necessary and essential recruiting and retention tool for the Company to attract and retain the high-caliber personnel who are critical to the Company’s success. In order to have an appropriate supply of shares available for equity awards under the Amended 2005 Plan to recruit, hire, and retain the talent necessary to achieve strong performance in the future, our Board believes the Company will need to reserve under the Amended 2005 Plan the additional shares for which stockholder approval is being sought.
Material Changes to the Plan
The number of shares reserved for issuance under the Amended 2005 Plan reflects an increase of 6,000,000 shares over the shares available under the current stock and annual incentive plan. Additionally, the term of the Amended 2005 Plan will extend through the tenth anniversary of the date it becomes effective upon approval by our stockholders. The Amended 2005 Plan also includes other administrative, clarifying and conforming changes.
Promotion of Good Compensation Practices
The Amended 2005 Plan is designed to reinforce the alignment between equity compensation arrangements for officers, employees, directors and consultants, and stockholders’ interests and, as highlighted below, maintains a number of provisions that the Company believes represent best practices.
No Discounted Stock Options or Stock Appreciation Rights. Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the date of grant, except in limited cases related to stock options and SARs substituted in connection with acquisitions.

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Proposal 4
No “Repricing” without Stockholder Approval. The Company may not, without the approval of stockholders, (1) decrease the exercise price of an outstanding stock option or SAR or (2) cancel an outstanding stock option or SAR in exchange for cash or other awards or in conjunction with the grant of any new option or SAR with a lower exercise price or otherwise take any action that would be treated under the listing standards applicable to the Company or for accounting purposes, as a “repricing” of such option or SAR.
No “Evergreen” Provision. There is no “evergreen” feature pursuant to which the shares available for issuance under the Amended 2005 Plan can be automatically replenished.
No Liberal Share Recycling on Options or SARs. The Amended 2005 Plan provides that shares delivered or withheld by us in payment of the exercise price of an option and/or the tax withholding obligations relating to an option or SAR, shares subject to SARs that are not issued on settlement of SARs that are exercised, and shares purchased on the open market by us with the cash proceeds received from the exercise of options will not be added back to the number of shares remaining available for issuance under the Amended 2005 Plan.
Limited Change in Control Provisions. Under the Amended 2005 Plan, awards do not accelerate upon a change in control unless the acquiring company does not assume the awards and will be eligible for double-trigger acceleration in connection with the holder of such award’s termination of employment within two years following a change in control only if such holder is terminated by the Company other than for cause or disability or terminates for good reason (as such terms are defined in the Amended 2005 Plan), and only to the extent that such individual is a Senior Vice President of the Company, unless such award is otherwise ineligible for such acceleration in accordance with the terms of the Amended 2005 Plan or the applicable award agreement.
Prohibition on Payments of Dividends and Dividend Equivalents on Unvested Awards. The Amended 2005 Plan prohibits a participant’s receipt of dividends or dividend equivalents in any form prior to the vesting of the award to which they relate.
Annual Limitations. The Amended 2005 Plan provides that during any calendar year, no participant may receive options or SARs covering in excess of 3,000,000 shares in the aggregate or Full-Value Awards covering in excess of 2,000,000 shares in the aggregate.
Non-Employee Director Compensation Limit. The Amended 2005 Plan limits the aggregate grant date fair value of all awards denominated in shares and the maximum cash value of any cash-based award granted under the Amended 2005 Plan to each of our non-employee directors, together with cash compensation paid in connection with such non-employee director’s Board and committee service, to $750,000 during any calendar year, except in connection with a non-employee director’s first year of service as a director and as compensation for special services to the extent that the Board (excluding any director receiving such additional compensation) deems it necessary. The foregoing limit may not be increased without stockholder approval.
No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, unless approved by the Compensation Committee and permitted by applicable law.
No Automatic Grants. The Amended 2005 Plan does not provide for “reload” or other automatic grants to participants.
No Tax Gross-ups. The Amended 2005 Plan does not provide for any tax gross-ups.
Clawback. Our Amended 2005 Plan provides that all awards are subject to recovery or other penalties pursuant to (1) any clawback or recoupment policy of the Company, as may be adopted or amended from time to time, (2) any clawback or recoupment provision set forth in an applicable award agreement; and (3) any applicable law, rule or regulation or the listing standards of the applicable exchange on which the Company's common stock is listed.

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Proposal 4
Key Data
The following table includes information regarding outstanding equity awards, shares available for future equity awards under the current stock and annual incentive plan and total shares outstanding as of April 3, 2023 (and without giving effect to approval of this Proposal 4):

Total shares underlying outstanding options	3,638,483
Weighted average exercise price of outstanding options	$139.62
Weighted average remaining contractual life of outstanding options	3.6 years
Total shares underlying outstanding unvested RSUs	11,044,295
Total shares currently available for grant (including as Full Value Awards)	3,043,299
Total shares of common stock outstanding	143,980,614
Based on a review of the Company’s historical practice, the Board believes the shares available for grant under the Amended 2005 Plan, after giving effect to the amendment and restatement, will be sufficient to cover awards for at least one year. In 2020, 2021 and 2022, the Company granted equity awards (gross equity grants, which do not reflect the impact of cancellations) representing a total of approximately 3,802,000 shares, 7,723,000 shares and 4,092,000 shares, respectively. These awards reflect a three-year average utilization rate of 3.5% (2.2%, excluding canceled and forfeited awards). Absent circumstances not currently accounted for in our projections, such as acquisitions or changes to the type of awards granted, the Board expects to continue to grant awards under the Amended 2005 Plan consistent with the Company’s practices in 2022, as adjusted for recent stock price volatility.
Summary of Terms of the Amended 2005 Plan
The principal features of the Amended 2005 Plan are described below. This summary is qualified in its entirety by reference to the full text of the Amended 2005 Plan, a copy of which is attached as Appendix A to this Proxy Statement and incorporated into this Proxy Statement by reference. Please refer to Appendix A for more information.
Administration
The Amended 2005 Plan is administered by the Compensation Committee. Among other things, the Compensation Committee has the authority to select individuals to whom awards may be granted, to determine the type of award as well as the number of shares of common stock to be covered by each award, to determine the terms and conditions of any such awards and to amend awards (within the limits under the Amended 2005 Plan), including to accelerate the vesting of awards. Subject to limitations of applicable law or rules, the Compensation Committee may delegate all or any part of its responsibilities and powers to any person or body that it selects.
Term
Awards under the Amended 2005 Plan may be made for ten years following the date that our stockholders approve the Amended 2005 Plan at the 2023 Annual Meeting.
Eligibility
Awards may be granted under the Amended 2005 Plan to current or prospective officers, employees, directors and consultants of the Company and the Company’s subsidiaries and affiliates. As of April 3, 2023, approximately 16,371 employees, nine non-employee directors, and one consultant were eligible to participate in the Amended 2005 Plan. During 2022, a total of approximately 9,206 individuals received awards under the current stock and annual incentive plan. An individual who has received an award is referred to in this summary as a “participant.”

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Proposal 4
Shares Subject to the Amended 2005 Plan
The current stock and annual incentive plan authorizes the issuance of up to 74,616,336 shares pursuant to awards under the plan. As of April 3, 2023, 2,999,021 shares remained available for grants of new awards under the plan. If our stockholders approve the Amended 2005 Plan at the 2023 Annual Meeting, the following limitations will apply under the Amended 2005 Plan:
•Maximum number of shares that may be delivered pursuant to awards: 80,616,336
•Maximum number of shares that may be granted pursuant to incentive stock options: 7,000,000
•No participant may be granted during any calendar year:
◦stock options or SARs covering in excess of 3,000,000 shares
◦Full Value Awards covering in excess of 2,000,000 shares
•Maximum aggregate grant date fair value of all awards denominated in shares and the maximum cash value of any cash-based award granted under the Amended 2005 Plan to each non-employee director, together with cash compensation paid in connection with such non-employee director’s Board and committee service in any calendar year, except in connection with a non-employee director’s first year of service as a director and as compensation for special services to the extent that the Board (excluding any director receiving such additional compensation) deems it necessary: $750,000. The foregoing limit may not be increased without stockholder approval.
The foregoing share limits are subject to adjustment in certain circumstances to prevent dilution or enlargement.
The shares subject to grant under the Amended 2005 Plan are to be made available from authorized but unissued shares or from treasury shares. To the extent that any award is forfeited, terminates, expires or lapses without being exercised or without delivery of shares, or any award is settled for cash, the shares subject to such awards not delivered as a result will again be available for awards under the Amended 2005 Plan. However, the following shares will be deemed delivered for purposes of the foregoing limitations and will not be again available for awards:
•shares delivered by a participant or withheld by the Company in payment of the exercise price of an option and/or the tax withholding obligations relating to an option or SAR;
•shares subject to SARs that are not issued in connection with the stock settlement of the SARs on exercise; and
•shares purchased on the open market by the Company with the cash proceeds received from the exercise of options.
To the extent any shares subject to an award denominated in shares other than an option or SAR (a "Full Value Award") or a cash-based award that is paid in shares are delivered by a participant (by either actual delivery or by attestation) or withheld by the Company to satisfy the tax withholding obligations relating to such award, such shares are not deemed to have been delivered for purposes of the limits set forth in the plan and will again be available for awards under the Amended 2005 Plan.
Awards granted in assumption of, or in substitution or exchange for, awards previously granted by a company or other entity acquired by the Company or any of its subsidiaries or affiliates or with which the Company or any of its subsidiaries or affiliates combines will not reduce the shares authorized for the limits of the Amended 2005 Plan and shares subject to such awards will not be added to the shares available for awards under the Amended 2005 Plan. Further, in the event that a company acquired by the Company or any subsidiary or affiliate of the Company, or with which the Company or any subsidiary or affiliate of the Company, combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate) may be used for awards under the Amended 2005 Plan and will not reduce the shares authorized for grant under the Amended 2005 Plan (and shares subject to such awards will not be added to Amended 2005 Plan share limits), provided that awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will be made only to individuals who were not employed by or providing services to the Company or its subsidiaries or affiliates immediately prior to such acquisition or combination.

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Proposal 4
Stock-Based Awards
As indicated above, several types of stock grants can be made under the Amended 2005 Plan. A summary of these grants is set forth below.
Stock Options and SARs
Stock options granted under the Amended 2005 Plan can either be incentive stock options or nonqualified stock options. SARs granted under the Amended 2005 Plan can be granted either alone or in tandem with a stock option. The exercise price of options and SARs generally cannot be less than 100% of the fair market value of the stock underlying the options or SARs on the date of grant. The closing price of the Company common stock, as reported on the Nasdaq Stock Market, on April 3, 2023 was $95.07 per share. The Company cannot, without the approval of its stockholders, (1) decrease the exercise price of an outstanding stock option or SAR or (2) cancel an outstanding stock option or SAR in exchange for cash or other awards or in conjunction with the grant of any new option or SAR with a lower exercise price or otherwise take any action that would be treated under the listing standards applicable to the Company or for accounting purposes, as a “repricing” of such option or SAR. Optionees may pay the exercise price in cash or, if approved by the Compensation Committee, in shares (valued at their fair market value on the date of exercise) or a combination thereof, by “cashless exercise” through a broker, or by withholding shares otherwise receivable on exercise. The term of options and SARs are as determined by the Compensation Committee, but may not have a term longer than ten years from the date of grant. The Compensation Committee determines the vesting and exercise schedule of options and SARs, which the Compensation Committee may waive or accelerate at any time, and the extent to which they will be exercisable after the award holder’s employment terminates. Generally, unvested options and SARs terminate upon the termination of employment, and vested options and SARs will remain exercisable for one year after the award holder’s death, disability or retirement and 90 days after the award holder’s termination for any other reason. Vested options and SARs also terminate upon the participant’s termination for cause. Stock options and SARs are transferable only by will or by the laws of descent and distribution or, in the case of nonqualified stock options or SARs, to the extent allowed by applicable law, pursuant to a qualified domestic relations order or as otherwise expressly permitted by the Compensation Committee, including, if so permitted, pursuant to a transfer to the participant’s family members or to a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise.
Restricted Stock
The Amended 2005 Plan provides for the award of shares that are subject to forfeiture and restrictions on transferability as set forth in the Amended 2005 Plan and as may be otherwise determined by the Compensation Committee. Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock on such terms as will be set forth in the applicable award agreement. Unless otherwise determined by the Compensation Committee and subject to the dividend prohibition provisions of the Amended 2005 Plan, (i) cash dividends on the shares that are the subject of the restricted stock award will be automatically reinvested in additional restricted stock, held subject to the vesting of the underlying restricted stock, and (ii) dividends payable in shares will be paid in the form of additional restricted stock, held subject to the vesting of the underlying restricted stock. Restricted stock granted under the Amended 2005 Plan may or may not be subject to performance conditions. During the restriction period set by the Compensation Committee, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock.
RSUs
The Amended 2005 Plan authorizes the Compensation Committee to grant RSUs. RSUs are awards denominated in shares that will be settled, subject to the terms and conditions of the RSUs, in an amount in cash, shares or both, based upon the fair market value of a specified number of shares. RSUs are not shares of our common stock and do not entitle the recipients to the rights of a stockholder. Subject to the dividend prohibition provisions of the Amended 2005 Plan, the award agreement for RSUs will specify whether, to what extent and on what terms and conditions the applicable participant will be entitled to receive current or delayed payments of cash, shares or other property corresponding to the dividends payable on the shares. RSUs granted under the Amended 2005 Plan may or may not be subject to performance conditions. The recipient may not sell, transfer, pledge or otherwise encumber RSUs granted under the Amended 2005 Plan.

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Proposal 4
Other Stock-Based Awards
Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares, including unrestricted stock, dividend equivalents and convertible debentures, may be granted under the Amended 2005 Plan.
Cash-Based Awards
Cash-based awards may be granted under the Amended 2005 Plan. No participant may be granted cash-based awards that have an aggregate maximum payment value in any calendar year in excess of $10.0 million. Cash-based awards may be paid in cash or in shares (valued as of the date of payment) as determined by the Compensation Committee.
Performance Goals
The Amended 2005 Plan provides that performance goals may be established by the Compensation Committee in connection with the grant of any award under the Amended 2005 Plan. Such goals may be based on the attainment of specified levels of one or more of the following or such other performance criteria as may be selected by the Compensation Committee: specified levels of earnings per share from continuing operations, net profit after tax, EBITDA, EBITA, gross profit, cash generation, unit volume, market share, sales, including hotel room night bookings or air tickets sold, asset quality, earnings per share, operating income, revenues, return on assets, return on operating assets, return on equity, profits, total stockholder return (measured in terms of stock price appreciation and/or dividend growth), cost saving levels, marketing- spending efficiency, core non-interest income, change in working capital, return on capital, stock price and/or environmental, social, and governance or diversity, equity and inclusion criteria with respect to the Company or any subsidiary, affiliate, division or department of the Company. Such performance goals also may be based upon the attaining of specified levels of Company, subsidiary, affiliate or divisional performance under one or more of the measures described above relative to the performance of other entities, divisions or subsidiaries.
Change in Control
Unless otherwise provided by the Compensation Committee in an award agreement and subject to our Amended 2005 Plan, in the event of a change in control of the Company in connection with which an award granted under the Amended 2005 Plan is not converted, assumed, substituted or continued by the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be, then immediately prior to the change in control such award will become fully exercisable and vested and all forfeiture and other restrictions on such award will lapse. Upon, or in anticipation of, a change in control, the Compensation Committee may cause any and all awards outstanding under our Amended 2005 Plan to terminate at a specific time in the future, including but not limited to the date of such change in control, and will give each participant the right to exercise such awards during a period of time as the Compensation Committee, in its sole and absolute discretion, will determine.
In addition, unless otherwise provided by the Compensation Committee in an award agreement and subject to our Amended 2005 Plan, if a change in control occurs and an award is converted, assumed, substituted or continued by the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be, if such award is held by an officer of the Company (and not the Company’s subsidiaries or affiliates) with a title of Senior Vice President or above as of immediately prior to the change in control, and with respect to all other participants solely to the extent provided in the applicable award agreement, upon the participant’s termination of employment during the two-year period following such change in control by the Company other than for cause or disability or by the participant for good reason (as such terms are defined in the Amended 2005 Plan):
•any options and SARs outstanding as of such termination which were outstanding as of the date of such change in control will be fully exercisable and vested and will remain exercisable until the later of (i) the last date on which such option or SAR would be exercisable and (ii) the earlier of (A) the first anniversary of such change in control and (B) expiration of the term of such option or SAR;
•all restricted stock outstanding as of such termination which were outstanding as of the date of such change in control will become free of all restrictions and become fully vested and transferable; and
•all RSUs outstanding as of such termination which were outstanding as of the date of such change in control will be considered to be earned and payable in full, and any restrictions will lapse and such RSUs will be settled as promptly as is practicable (but in no event later than March 15 of the calendar year following the end of the calendar year in which the RSUs vest or such other date as specified in an award agreement for RSUs that are subject to Section 409A of the Internal Revenue Code of 1986, as amended (the "Code")).

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Proposal 4
Unless otherwise provided in the applicable award agreement or in another agreement with the applicable participant, the number or value of any award that is based on performance goals that will become fully exercisable and free of forfeiture restrictions upon occurrence of the events described in this section captioned “Change in Control” will be based on the applicable target number or value.
Amendment and Discontinuance
The Amended 2005 Plan may be amended, altered or discontinued by the Board of Directors, but no amendment, alteration or discontinuance may impair the rights of a participant under an award previously granted without the participant’s consent, unless effected to comply with applicable law. Amendments to the Amended 2005 Plan will require stockholder approval to the extent such approval is required by law or the listing standards of the applicable exchange. If approved by our stockholders at the 2023 Annual Meeting on May 31, 2023, the Amended 2005 Plan will terminate on May 31, 2033. However, no incentive stock option may be granted after March 22, 2033.
New Plan Benefits
All awards made under the Amended 2005 Plan are discretionary. Therefore, the benefits and amounts that will be received or allocated under the Amended 2005 Plan are not determinable at this time. However, please refer to the “Executive Compensation—2022 Grants of Plan-Based Awards” table below, which provides information on the grants made to the named executive officers in 2022, and to the section above titled “Proposal 1—Election of Directors,” which provides information on grants made to our non-employee directors in the last fiscal year.
Existing Plan Benefits
Pursuant to SEC rules, the table below reflects the number of shares subject to options granted through April 3, 2023 under the current stock and annual incentive plan. These share numbers do not take into account the effect of options that have been cancelled or that expired unexercised and do not reflect shares subject to RSUs that have been granted to participants under the plan. No associate of a non-employee director, nominee for election as a director or executive officer has been granted options under the Amended 2005 Plan and no participating employee has received five percent or more of the total amount of options granted under the Amended 2005 Plan.

Name and Position	Number of Shares

Barry Diller Chairman and Senior Executive	974,145
Peter Kern Vice Chairman and Chief Executive Officer	2,275,000
Julie Whalen Chief Financial Officer	0
Robert Dzielak Chief Legal Officer and Secretary	641,215
Lance Soliday Senior Vice President, Chief Accounting Officer and Controller	92,712
All current executive officers, as a group (five persons, including executive officers named above)	3,983,072
All current non-employee directors, as a group	0
All current and former non-executive officer employees, as a group	46,613,311

Expedia Group	34	2023 Proxy Statement

Proposal 4
U.S. Federal Income Tax Consequences
The following is a summary of certain federal income tax consequences of awards made under the Amended 2005 Plan based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the Amended 2005 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or non-U.S. tax consequences, or the effect of gift, estate or inheritance taxes.
Non-Qualified Stock Options
A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and we generally will be entitled to a corresponding deduction.
Incentive Stock Options
A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the stock option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such shares are disposed of within such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction. The excess of the amount realized through the disposition date over the fair market value of the stock on the exercise date will be treated as capital gain.
SARs
A participant will not recognize taxable income at the time of grant of a SAR, and we will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us, and we generally will be entitled to a corresponding deduction.
Restricted Stock
A participant will not recognize taxable income at the time of grant of shares of restricted stock, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company is entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income. The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.
Restricted Stock Units
A participant will not recognize taxable income at the time of grant of a restricted stock unit, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

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Proposal 4
Section 162(m) Limitations
Section 162(m) of the Code generally places a $1 million annual limit on a Company’s tax deduction for compensation paid to certain senior executives. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the "Tax Act"), the deduction did not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception. The Tax Act eliminates this exception, but provides limited transition relief for “performance-based compensation” paid pursuant to certain grandfathered arrangements in effect as of November 2, 2017, provided the grandfathered arrangements are not materially modified. Although the Company may have previously granted awards that are intended to qualify as performance-based compensation under Section 162(m) as in effect prior to the Tax Act, no assurances can be given as to whether all or some amounts payable pursuant to such awards will be fully deductible.
The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Amended 2005 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the Amended 2005 Plan.
Required Vote
At the 2023 Annual Meeting, stockholders will be asked to approve the Amended 2005 Plan, including an amendment to increase the number of shares authorized for issuance under the Amended 2005 Plan by 6,000,000. This proposal requires the affirmative vote of a majority of the voting power of the shares of Expedia Group common stock and Class B common stock, present in person or represented by proxy, and entitled to vote thereon, voting together as a single class.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE SIXTH AMENDED AND RESTATED EXPEDIA GROUP, INC. 2005 STOCK AND ANNUAL INCENTIVE PLAN, INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 6,000,000 SHARES.

Expedia Group	36	2023 Proxy Statement

Proposal 5

Approval of Expedia Group's 2013 Employee Stock Purchase Plan, as Amended and Restated, and Expedia Group's 2013 International Employee Stock Purchase Plan, as Amended and Restated, Including an Amendment to Increase the Number of Shares Authorized for Issuance Thereunder by 1,000,000

We believe that encouraging additional stock ownership in Expedia Group, Inc. (“Expedia Group” or the “Company”) by our employees is an effective method of further aligning the interests of employees and Expedia Group stockholders. We intend to encourage employee stock ownership by adopting the Expedia Group, Inc. 2013 Employee Stock Purchase Plan, as Amended and Restated (the “Amended U.S. ESPP”), and the Expedia Group, Inc. 2013 International Employee Stock Purchase Plan, as Amended and Restated (the “Amended International ESPP”). The Amended U.S. ESPP amends and restates the Expedia, Inc. 2013 Employee Stock Purchase Plan (the “U.S. ESPP”) and the Amended International ESPP amends and restates the Expedia, Inc. 2013 International Employee Stock Purchase Plan (the “International ESPP”). We refer to the U.S. ESPP and the International ESPP collectively as the “ESPPs” and the Amended U.S. ESPP and the Amended International ESPP collectively as the “Amended ESPPs” or the “plans.”
We are asking stockholders to approve the Amended ESPPs in order to increase the number of shares available for issuance under the plans. The Amended ESPPs have been adopted by our Board of Directors (the “Board”), subject to stockholder approval. If the Amended ESPPs are approved at the Annual Meeting, they will become effective as of the start of the first exercise period under the plans that occurs on or after the date of such stockholder approval.
If the Amended ESPPs are not approved by stockholders, then the Amended ESPPs will not become effective and the ESPPs will continue in full force and effect until the date that their existing share reserve is depleted.
Description of the Amended ESPPs
The principal features of the Amended ESPPs are summarized below. The Amended U.S. ESPP and the Amended International ESPP share a single share pool and are otherwise substantially identical, except that that the Amended U.S. ESPP is intended to be a tax-qualified plan for employees in the United States, while the Amended International ESPP is not a tax-qualified plan for U.S. tax purposes and is primarily used for employees outside the United States. This summary is qualified in its entirety by reference to the full text of the Amended U.S. ESPP and Amended International ESPP, which are attached as Appendix B and Appendix C, respectively, to this Proxy Statement and incorporated into this Proxy Statement by reference. Please refer to Appendix B and Appendix C for more information.
Material Changes to the ESPPs
The number of shares reserved for issuance under the Amended ESPPs reflects an increase of 1,000,000 shares over the shares available under the current plans. The Amended ESPPs also include other administrative, clarifying and conforming changes.

2023 Proxy Statement	37	Expedia Group

Proposal 5
Request for Increase in Share Reserve for the Amended ESPPs
Taking into account the 774,118 shares remaining available for issuance under the ESPPs as of April 3, 2023 and in order to have an appropriate number of shares available for future offerings, on recommendation of the Compensation Committee of the Board, the Board approved an increase in the number of shares reserved for issuance under the Amended ESPPs of 1,000,000 shares. Accordingly, an aggregate of 3,500,000 shares will be available for issuance under the Amended ESPPs as of the effective date of the Amended ESPPs, less any shares purchased under the ESPPs on the purchase date in May 2023.
The number of additional shares reserved for issuance under the Amended ESPPs was determined by the Board by considering the historical number of shares purchased under the ESPPs in the past two years. The Board also considered the Company’s expectation that the additional shares should last approximately three years. However, the additional shares could last for a longer or shorter period of time based on various factors which cannot be predicted, including the growth of our employee population, future ESPP offering practices, our stock price and prevailing market conditions. In the event that more shares are required for the Amended ESPPs in the future, the prior approval of our stockholders will be required.
The Board believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer employees the opportunity to acquire or increase their ownership interests in the Company. We believe that the number of shares remaining available for issuance under the ESPPs will not be sufficient in light of the expected levels of ongoing participation in the ESPP. Accordingly, we are asking stockholders to approve increasing the number of shares available under the ESPPs.
Overview; Eligibility
The Amended ESPPs are broad-based plans offering almost all of our employees and the employees of our designated subsidiaries the opportunity to buy shares of common stock at a 15% discount from the prevailing fair market value, or at a potentially larger discount if the Company implements a look-back pricing mechanism, as further described below. The Amended U.S. ESPP is designed to meet the requirements of Section 423 of the Internal Revenue Code (the “Code”).
Generally, all of our employees and the employees of our designated U.S. subsidiaries will be eligible to participate in the Amended U.S. ESPP, except that the Committee has discretion to exclude certain categories of employees, as permitted by Section 423 of the Code. Broadly, these categories include (i) employees who have not completed at least two years of service since their last hire date, (ii) employees who customarily work not more than 20 hours per week, (iii) employees who are highly compensated employees under the Code, or are within certain subsets of highly compensated employees; and (iv) non-U.S. employees with respect to whom participation in the Amended U.S. ESPP would violate local law or the terms of the Amended U.S. ESPP. As of December 31, 2022 approximately 7,992 employees, including all executive officers except Mr. Diller, were eligible to participate in the U.S. ESPP.
Generally, all employees of our designated non-U.S. subsidiaries will be eligible to participate in the Amended International ESPP, except that the Committee may determine that an employee will not be eligible to participate if: (i) the employee is a “section 16 officer” under Rule 16a-1(f) or an “executive officer” under Rule 3b-7, in each case under the U.S. Securities Exchange Act of 1934, (ii) the employee is not employed in a country designated by the Board or Committee for purposes of the Amended International ESPP, or (iii) the Committee otherwise determines to exclude the employee. As of December 31, 2022, approximately 2,133 employees were eligible to participate in the International ESPP.
Notwithstanding the above general eligibility rules, no employee may participate in the Amended ESPPs if it would result in such employee holding five percent or more of the total combined voting power or value of all classes of stock of the Company or a related corporation for purposes of Section 423 of the Code.
Shares Authorized for Issuance
An aggregate of 1,500,000 shares of our common stock were initially reserved for issuance under the ESPPs as of their inception on March 15, 2013. If stockholders approve this proposal, the total number of shares authorized and reserved for issuance under the Amended ESPPs since the inception of the plans will be 3,500,000, of which approximately 774,118 shares will remain available for issuance as of the effective date of the Amended ESPPs (less any shares purchased under the ESPPs on the purchase date in May 2023).
The shares to be issued under the Amended ESPPs may be authorized and unissued shares (which will not be subject to preemptive rights), treasury shares or shares purchased on the open market or by private purchase or any combination of the foregoing. Any shares issued under the Amended U.S. ESPP or the Amended International ESPP will reduce on a share-for-share

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Proposal 5
basis the number of shares available for subsequent issuance under the Amended ESPPs. If an outstanding option under the Amended U.S. ESPP or the Amended International ESPP expires or is terminated or canceled, the shares allocable to the unexercised portion of such option will again be available for issuance under the Amended ESPPs. Upon the occurrence of certain events that affect our capitalization, appropriate adjustments will be made to the number and kind of shares that may be issued in the aggregate under the Amended ESPPs, and to the number and kind of shares and exercise price per share under each outstanding option under the Amended ESPPs.
Administration
The Amended ESPPs will be administered by a committee consisting of one or more directors appointed by the Board (the “Committee”) or by the Board and will generally be administered by the Compensation Committee of the Board. Among other things, the Committee has authority to interpret the Amended ESPPs, adopt agreements, forms, and other instruments relating to the plans, determine which subsidiaries shall be designated to participate in the plans, adopt rules for administering the plans, adjudicate disputes, address administrative errors, retain third party administrators and make all other determinations necessary or advisable for the administration of the Amended ESPPs.
With regards to the Amended International ESPP, the Committee may also adopt rules or procedures relating to the operation and administration of the Amended International ESPP to accommodate specific requirements of local laws and procedures for non-U.S. jurisdictions.
All decisions and actions of the Committee will be final and conclusive. Subject to limitations of applicable laws or rules, the Committee may delegate its administrative responsibilities and powers under the Amended ESPPs to any employee or group of employees of the Company of any of our subsidiaries or to any other person or body.
Exercise Price for the Shares
Under the Amended ESPPs, participating employees are granted options to purchase shares of common stock at a price that is generally equal to 85% of the stock’s fair market value on the date on which the option is exercised to purchase shares under the ESPPs. However, the Committee has the authority under the Amended ESPPs to increase the applicable percentage used to calculate the exercise price on a particular exercise date before the commencement of an exercise period. The Committee also has the authority under the Amended ESPPs to implement a “look-back” pricing mechanism, under which the exercise price will be calculated based on the fair market value of the stock on either the first or last day of an exercise period, whichever is lower. The Amended ESPPs generally define “fair market value” as the closing price reported for our common stock on the Nasdaq Stock Market on the date for which fair market value is being determined (or the preceding trading date if the market is closed on such determination date). On April 3, 2023, the closing price of our common stock on the Nasdaq was $95.07.
Exercise and Purchase Periods
In general, the Amended ESPPs are implemented by a series of consecutive exercise periods that consist of single purchase period. Generally, exercise periods are approximately three-month periods beginning on (i) March 1 of each year and ending on the last day of May of such year, (ii) June 1 of each year and ending on the last day of August of such year, (iii) September 1 of each year and ending on the last day of November of such year, or (iv) December 1 of each year and ending on the last day of February of the following year, until the U.S. ESPP or the International ESPP, as applicable, terminates. At the end of each exercise period, the options that were granted at the beginning of the exercise period and outstanding under the Amended ESPPs are exercised to purchase shares of common stock at the exercise price. The Committee has the authority under the Amended ESPPs to make changes to the occurrence, duration or frequency of exercise periods, including to establish additional or alternative sequential or overlapping exercise periods, a number of purchase periods within an exercise period, a different duration for one or more exercise periods or purchase periods, or different commencement or ending dates for such exercise periods. In no event may an exercise period under the Amended U.S. ESPP exceed 27 months in a case where the Committee implements a look-back pricing mechanism (as described above), or five years in the absence of such a pricing mechanism. In addition, if the Committee establishes different or overlapping exercise periods under the Amended ESPPs, the Committee may structure the exercise periods so that if the fair market value of the Company’s stock on the first trading day of the exercise period is higher than the fair market value of the stock on the first trading day of any subsequent exercise period, the Company will automatically enroll any participating employees in the subsequent exercise period and terminate their participation in the original exercise period.

2023 Proxy Statement	39	Expedia Group

Proposal 5
Plan Contributions
Before the beginning of an exercise period, an eligible employee may elect to participate in the exercise period by authorizing after-tax “plan contributions” to be deducted from his or her compensation during the exercise period. Employees may authorize plan contributions in multiples of 1%, up to a maximum of 15%, of their compensation during the exercise period to be deducted and used to purchase shares under the Amended ESPPs at the end of the exercise period, or such other maximum amount as may be designated by the Committee. Plan contributions will be credited to the participant’s individual bookkeeping account during an exercise period. These accounts will not bear interest unless required by applicable law. A participant will automatically continue to participate in each succeeding exercise period at the same plan contribution rate, unless the participant elects to change the rate of his or her plan contributions for a succeeding exercise period or elects to withdraw from an exercise period. If a participant withdraws from an exercise period, all plan contributions credited to such participant’s account and not yet used to purchase shares will be returned to the participant as soon as administratively practicable, and such participant’s unexercised options to purchase shares pursuant to the Amended ESPPs will be automatically terminated. Plan contributions will not resume on behalf of such participant unless he or she enrolls in a subsequent exercise period. A participant may not increase or decrease his or her rate of contribution during an exercise period; however, the Committee has the authority to change the foregoing rule related to increases and decreases in plan contributions under the Amended ESPPs.
We may decrease a participant’s rate of plan contributions to comply with any applicable law, including, in the case of the U.S. ESPP, Section 423 of the Code. The Board may at any time with notice to participants terminate an exercise period then in progress and provide in its discretion that the outstanding balance of plan contributions credited to participant accounts and not yet used to purchase shares will either be used to purchase shares on an early exercise date established by the Board or distributed to the applicable participants.
Purchase of Shares
On the first day of each exercise period in which a participant is enrolled, the participant will be granted an option to purchase shares on the last day of the exercise period, which we refer to as the “exercise date.” Unless a participant has elected to withdraw from an exercise period, or otherwise ceased to participate in the Amended U.S. ESPP or the Amended International ESPP, his or her option will be automatically exercised on the exercise date to purchase the number of whole shares of common stock that can be purchased at the exercise price for such exercise period with the participant’s plan contributions accumulated during the then-current exercise period prior to such exercise date and retained in the participant’s account as of such exercise date. The Committee may also permit the purchase of whole and fractional shares upon exercise on an option, commencing with the first exercise period that begins after the date of such Committee authorization.
However, no participant may purchase during an exercise period a number of shares with a fair market value on the first day of the exercise period that exceeds $25,000 in fair market value. Additionally, no participant may purchase more than $25,000 of common stock (using the fair market value of the common stock on the first day of the exercise period with respect to which such shares are purchased) under the Amended ESPPs (and any other employee stock purchase plan of the Company or a subsidiary) per calendar year. Any portion of a participant’s option remaining unexercised after the end of an exercise period will expire immediately upon the end of such exercise period. Any cash balance remaining in a participant’s account following any exercise date will be refunded to the participant as soon as practicable after such exercise date, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may either be refunded or applied to purchase shares in the subsequent exercise period.
If the aggregate number of shares to be purchased by all participants under the Amended ESPPs on an exercise date exceeds the number of shares remaining available for issuance, a pro rata allocation of the remaining shares will be made in as uniform a manner as practicable and as the Committee determines to be equitable, disregarding any fractional shares resulting from such pro rata allocation to any participant unless otherwise determined by the Committee.
We may require that purchased shares be deposited directly into a brokerage account established for the participant at a brokerage firm designated by us (called the “ESPP Brokerage Account”). The Committee has the discretion to determine whether shares deposited into the ESPP Brokerage Account must be held in such account for a minimum period of time following the exercise date on which the shares are purchased before the participant may sell or otherwise dispose of such shares.

Expedia Group	40	2023 Proxy Statement

Proposal 5
Termination of Employment
Generally, if a participant’s employment terminates for any reason, he or she may not make further plan contributions, his or her right to purchase shares of common stock during the then-current exercise period will immediately terminate and any cash credited to his or her account will be, as determined by the Committee, (i) promptly refunded or (ii) used to purchase shares on the next exercise date, with any cash balance remaining in the participant’s plan account following such exercise date being promptly refunded to the participant. All shares held in such participant’s ESPP Brokerage Account will remain in such ESPP Brokerage Account, unless such participant sells or transfers such shares, and continue to be subject to any applicable holding period that may be established by the Committee as described above (however, any applicable holding period will not apply in the event of the participant’s death). Under the Amended U.S. ESPP, unless otherwise determined by the Committee, a transfer of a participant’s employment between or among the Company and a subsidiary or subsidiaries will be treated as a termination of such participant’s employment only if the subsidiary to which the participant transfers is not a designated subsidiary under the Amended U.S. ESPP. Under the Amended International ESPP, any transfer of a participant’s employment to the Company or a subsidiary will be treated as a termination of such participant’s employment, regardless of whether such subsidiary is a designated subsidiary under the Amended International ESPP.
Company Transaction, Dissolution or Liquidation
If a company transaction, as defined in the Amended ESPPs, such as a merger, occurs, then, in the Committee’s discretion, either (i) each option under the Amended ESPPs will be assumed or an equivalent option will be substituted by our successor corporation or its parent corporation, unless the Committee determines in its discretion to shorten the then-current exercise period by setting a new exercise date, in which case each option will be exercised automatically on such new exercise date; or (ii) the Amended ESPPs will terminate, in which case any shares held in ESPP Brokerage Accounts and all plan contributions credited to participant accounts and not yet used to purchase shares will be distributed to the applicable participant.
In the event of any proposed dissolution or liquidation of the Company, then immediately prior to the consummation of such proposed action, any outstanding exercise period will terminate, and any shares held in ESPP Brokerage Accounts, and all plan contributions credited to participant accounts and not used to purchase shares will be distributed to each applicable participant, unless otherwise provided by the Committee.
Amendment and Termination of the Amended ESPPs
The Board of Directors or the Committee may amend or suspend the Amended ESPPs at any time, but such amendment may generally not materially adversely affect the previously accrued rights of any participant with respect to any option without such participant’s consent, and notice must be provided to participants prior to any such suspension and prior to the termination of any such suspension. Stockholder approval is required for any amendment that would require stockholder approval to the extent necessary to comply with Section 423 of the Code, in the case of the Amended U.S. ESPP, or under any other applicable law, regulation or rule. Unless extended or modified by the Board, the Amended ESPPs will terminate upon the earliest of (i) the exercise date at which participants become entitled to purchase a number of shares greater than the number of shares remaining available for issuance under the Amended ESPPs or (ii) such other date as is determined by the Board in its discretion. Upon any termination of the Amended ESPPs, any exercise period then in progress will be treated as terminated and the Board may provide in its discretion that the outstanding balance of plan contributions credited to participant accounts and not yet used to purchase shares will either be used to purchase shares on an earlier exercise date established by the Board or distributed to the applicable participants, and any shares held in the ESPP Brokerage Accounts may be distributed to the applicable participants.
New Plan Benefits
The benefits to be received by those employees who are eligible to participate in the Amended ESPPs are not determinable, since the amounts of future purchases by participants are based on elective participant contributions and also depend on the value of Expedia Group’s shares of common stock. No options have been granted, and no shares of common stock have been issued, with respect to the share increase for which stockholder approval is sought under this proposal.
Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain United States Federal income tax consequences under the Code, based upon the laws in effect on the date hereof, applicable to the Company and employees in connection with participation and purchase of shares of common stock under the Amended U.S. ESPP. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the Amended U.S. ESPP. This

2023 Proxy Statement	41	Expedia Group

Proposal 5
summary is not intended to be exhaustive and, among other things, does not describe state, local or non-U.S. tax consequences, or the effect of gift, estate or inheritance taxes.
The amounts deducted from the salary of an employee who participates in the Amended U.S. ESPP will constitute ordinary income taxable to the employee.
The grant of an option under the Amended U.S. ESPP will not have any U.S. federal income tax consequences to either the employee or the Company or any of its affiliates. The purchase of common stock under the Amended U.S. ESPP also will not have any immediate U.S. federal income tax consequences to the employee. Any determination of U.S. federal income tax consequences will depend on whether the shares purchased are disposed of after the expiration of one year after the date those shares are transferred to the employee and two years after the date of grant of the option (referred to below as the “holding periods”). If the holding periods are met, 15% of the fair market value of the shares of common stock on the first day of the exercise period, or, if less, the excess, if any, of the fair market value of the common stock at the time of such disposition or death over the total exercise price of the shares, will be treated as ordinary income and any additional gain will be treated as long-term capital gain. Neither the Company nor any affiliate employing the participant will be entitled to any U.S. federal income tax deduction with respect to the amount treated as long-term capital gain or as ordinary income as a result of the rules described above for shares disposed of after expiration of the holding periods. If the shares are disposed of prior to the expiration of the holding periods (a “disqualifying disposition”), generally the excess of the fair market value of those shares on the exercise date over the aggregate exercise price will be ordinary income at the time of such disqualifying disposition, and the Company will be entitled to a U.S. federal tax deduction in a like amount. Any disposition proceeds in excess of the value of the shares at the exercise date will result in capital gain (or loss) to the participant and will not be deductible to us.
Non-U.S. Income Tax Consequences
As noted above, the Amended International ESPP is not intended to qualify under Section 423 of the Code. The income tax consequences to participants in the Amended International ESPP will vary by country. Generally, those participants will be subject to income tax (and social security liability) at the time shares of common stock are purchased under the Amended International ESPP on the excess of the fair market value of those shares on the exercise date over the total exercise price of the shares.
Past Participation in the ESPPs
The table below sets forth the number of shares of common stock purchased by participating employees since the inception of the ESPPs through April 3, 2023. Non-employee directors are not eligible for participation in the ESPPs. No associate of a non-employee director, nominee for election as a director or executive officer has purchased shares under the ESPPs and no participating employee has purchased five percent or more of the total amount of shares of common stock purchased under the ESPPs.

Name and Position	Aggregate Number of Shares Purchased

Barry Diller Chairman and Senior Executive	0
Peter Kern Vice Chairman and Chief Executive Officer	0
Julie Whalen Chief Financial Officer	0
Robert Dzielak Chief Legal Officer and Secretary	0
Lance Soliday Senior Vice President, Chief Accounting Officer and Controller	0

Expedia Group	42	2023 Proxy Statement

Proposal 5

Name and Position	Aggregate Number of Shares Purchased

All current executive officers, as a group (five people, including executive officers named above)	0
All current directors who are not executive officers, as a group	0
All current and former employees, excluding current executive officers, as a group	1,725,915

Required Vote
At the 2023 Annual Meeting, stockholders will be asked to approve the Amended U.S. ESPP and the Amended International ESPP in order to increase the number of shares authorized for issuance under the Amended ESPPs by 1,000,000 shares. This proposal requires the affirmative vote of a majority of the voting power of the shares of Expedia Group common stock and Class B common stock, present in person or represented by proxy, and entitled to vote thereon, voting together as a single class.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXPEDIA GROUP, INC. 2013 EMPLOYEE STOCK PLAN, AS AMENDED AND RESTATED, AND THE EXPEDIA GROUP, INC. 2013 INTERNATIONAL EMPLOYEE STOCK PLAN, AS AMENDED AND RESTATED, INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES.

2023 Proxy Statement	43	Expedia Group

Proposal 6

Ratification of the Appointment of Expedia Group's Independent Registered Public Accounting Firm for 2023

Ernst & Young LLP was Expedia Group’s independent registered public accounting firm for the fiscal year ended December 31, 2022. The Audit Committee of the Board of Directors has also appointed Ernst & Young LLP as Expedia Group’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Selection of Expedia Group’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. The Sarbanes-Oxley Act of 2002 requires that the Audit Committee be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another firm without resubmitting the matter to Expedia Group stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Expedia Group and its stockholders.
A representative of Ernst & Young LLP is expected to be present at the 2023 Annual Meeting, and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.
Fees Paid to Our Independent Registered Public Accounting Firm
The following table sets forth aggregate fees for professional services rendered by Ernst & Young LLP for the years ended December 31, 2022 and 2021.

	2022 $	2021 $

Audit Fees(1)	12,857,000	15,298,000
Audit-Related Fees(2)	177,000	1,143,000
Total Audit and Audit-Related Fees	13,034,000	16,441,000
Tax Fees(3)	10,000	185,000
Other Fees(4)	8,000	29,000
Total Fees	13,052,000	16,655,000
(1)Audit Fees consists of fees and expenses associated with the annual audit of the Company’s consolidated financial statements and internal control over financial reporting, statutory audits, reviews of the Company’s periodic reports, carve out financial statements audits and reviews related to the sale of Egencia, accounting consultations, reviews of SEC registration statements and consents and other services related to SEC matters. 2022 and 2021 Audit Fees include $2,477,000 and $2,905,000, respectively, in fees and expenses paid by trivago N.V., a Nasdaq-listed majority-owned subsidiary of the Company, associated with financial statement audit and review services provided to trivago.
(2)Audit-Related Fees include fees and expenses for due diligence in connection with acquisitions, and related accounting consultations.
(3)Tax fees generally include fees related to tax compliance and return preparation, and tax planning and advice.
(4)Other Fees include fees and expenses for professional education offerings to the Company’s employees, as well as access to Ernst & Young LLP’s online research tools.

Expedia Group	44	2023 Proxy Statement

Proposal 6
Audit Committee Review and Pre-Approval of Independent Registered Public Accounting Firm Fees
The Audit Committee has considered the audit and non-audit services provided by Ernst & Young as described above and believes that they are compatible with maintaining Ernst & Young’s independence as the Company’s independent registered public accounting firm.
The Audit Committee has adopted a policy governing the pre-approval of all audit and permitted non-audit services performed by the Company’s independent registered public accounting firm to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence from the Company and its management.
Pursuant to its pre-approval policy and to ensure prompt handling of unexpected matters, the Audit Committee may delegate its authority to pre-approve services to one or more of its members, and has currently delegated this authority to its Chairperson, subject to a limit of $500,000 per approval. The decisions of the Chairperson (or any other member(s) to whom such authority may be delegated) to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to management.
Unless a type of service to be provided by the Company’s independent registered public accounting firm has received general pre-approval from the Audit Committee, it requires specific pre-approval by the Audit Committee. The payment for any proposed services in excess of pre-approved cost levels requires specific pre-approval by the Audit Committee.

Required Vote
At the 2023 Annual Meeting, stockholders will be asked to ratify the appointment of Ernst & Young LLP as Expedia Group’s independent registered public accounting firm for 2023. This proposal requires the affirmative vote of a majority of the voting power of the shares of Expedia Group common stock and Class B common stock, present in person or represented by proxy, and entitled to vote thereon, voting together as a single class.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS EXPEDIA GROUP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.
Audit Committee Report
The Audit Committee operates pursuant to a written charter that is available in the Corporate Governance section of our corporate website at www.expediagroup.com. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, the public reporting process and establishing and maintaining an effective system of internal control over financial reporting. The Company’s independent registered public accounting firm is engaged to audit and express opinions on the conformity of the Company’s financial statements to generally accepted accounting principles and applicable rules and regulations, and the effectiveness of the Company’s internal control over financial reporting.
In this context, the Audit Committee reports as follows:
1.The Audit Committee has reviewed and discussed the audited consolidated financial statements and related footnotes for the year ended December 31, 2022, together with the results of the assessment of the internal control over financial reporting, with management and Ernst & Young LLP (“Ernst & Young”).
2.The Audit Committee has discussed with Ernst & Young the matters that are required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (PCAOB) and the SEC.
3.The Audit Committee has received the written disclosures and the letter from Ernst & Young as required by PCAOB rules, and has discussed with Ernst & Young, their independence from the Company and its management.

2023 Proxy Statement	45	Expedia Group

Proposal 6
4.The Audit Committee has considered Ernst & Young’s provision of audit and non-audit services to the Company and concluded that the provision of such services is compatible with Ernst & Young’s independence.
5.Relying on the reviews and discussions referred to in paragraph’s (1) through (4) above, the Audit Committee unanimously recommended to the Board that the audited consolidated financial statements for the fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
Members of the Audit Committee:
Craig Jacobson
Patricia Menendez Cambo

Expedia Group	46	2023 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management
Beneficial Ownership Table
The following table presents information as of April 3, 2023 (except where otherwise noted therein) relating to the beneficial ownership of Expedia Group’s capital stock by (i) each person or entity known to the Company to own beneficially more than 5% of the outstanding shares of Expedia Group’s common stock and Class B common stock, (ii) each current director of Expedia Group (all of whom are director nominees), (iii) each named executive officer, and (iv) all current executive officers and current directors (all of whom are director nominees) of Expedia Group, as a group. As of April 3, 2023, there were 143,980,614 shares of Expedia Group common stock outstanding and 5,523,452 shares of Expedia Group Class B common stock outstanding.
For each beneficial owner listed, the number of shares of Expedia Group common stock and the percentage of each such class listed assumes the conversion or exercise of any Expedia Group equity securities owned by such owner that are or will become exercisable, and the vesting of any Expedia Group stock options and/or RSUs that will vest, within 60 days of April 3, 2023, but does not assume the conversion, exercise or vesting of any such equity securities owned by any other owner. Shares of Expedia Group Class B common stock may, at the option of the holder, be converted on a one-for-one basis into shares of Expedia Group common stock. The percentage of votes for all classes of Expedia Group’s capital stock is based on one vote for each share of common stock and ten votes for each share of Class B common stock.

	Common Stock		Class B Common Stock
Beneficial Owner	Shares	%	Shares	%	Percent (%) of Votes (All Classes)

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	17,185,179(1)	11.9	—	—	8.6
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	14,072,738(2)	9.8	—	—	7.1
Barry Diller	5,776,574(3)	3.9	5,523,452(4)	100.0	27.8
Peter Kern	149,828(5)	*	—	—	*
Samuel Altman	26,637(6)	*	—	—	*
Beverly Anderson	3,360(7)	*	—	—	*
M. Moina Banerjee	0	*	—	—	*
Chelsea Clinton	12,638(8)	*	—	—	*
Henrique Dubugras	0	*	—	—	*
Craig Jacobson	39,342(9)	*	—	—	*
Dara Khosrowshahi	268,431(10)	*	—	—	*
Patricia Menendez Cambo	3,334(11)	*	—	—	*
Alex von Furstenberg	456,394(12)	*	439,552(13)	8.0	2.2

2023 Proxy Statement	47	Expedia Group

Security Ownership of Certain Beneficial Owners and Management

	Common Stock		Class B Common Stock
Beneficial Owner	Shares	%	Shares	%	Percent (%) of Votes (All Classes)

Julie Whalen	8,630(14)	*	—	—	*
Robert Dzielak	196,736(15)	*	—	—	*
Eric Hart	32,047(16)	*	—	—	*
Lance Soliday	39,057(17)	*	—	—	*
All current executive officers and directors (all of whom are nominees) as a group (14 people)	6,541,409(18)	4.4	5,523,452	100.0	28.2
•The percentage of shares beneficially owned does not exceed 1% of the class.
(1)Based on information filed on Amendment No. 11 to Schedule 13G with the SEC on February 9, 2023 by The Vanguard Group, reporting shared voting power over 223,157 shares of common stock, sole dispositive power over 16,551,411 shares of common stock and shared dispositive power over 633,768 shares of common stock.
(2)Based on information filed on Amendment No. 6 to Schedule 13G with the SEC on January 24, 2023 by BlackRock, Inc., reporting sole voting power over 12,789,638 shares of common stock and sole dispositive power over 14,072,738 shares of common stock.
(3)Composed of (i) 94,485 shares of common stock held directly by Mr. Diller and/or through a trust (the “Trust"), over which Mr. Diller has sole investment and voting power, (ii) options to purchase 150,000 shares of common stock that are exercisable within 60 days of April 3, 2023; (iii) 8,637 RSUs that will vest within 60 days of April 3, 2023; and (iv) an aggregate 5,523,452 shares of Class B common stock, convertible to common stock on a one-for-one basis, which includes 4,000,000 shares of Class B common stock held by a grantor retained annuity trust over which Mr. Diller has sole investment power and Mr. Diller’s spouse has sole voting power (the “GRAT”), 1,083,900 shares of Class B common stock held by the Trust, and 439,552 shares of Class B common stock held by The Diller Foundation d/b/a The Diller - von Furstenberg Family Foundation (the “Family Foundation”), on whose board of directors Mr. Diller and certain of his family members serve as directors. Excludes shares of common stock held by Mr. Diller's spouse, as to which Mr. Diller disclaims beneficial ownership.
(4)The total number of shares of Expedia Group Class B common stock outstanding includes: (i) 4,000,000 shares of Class B common stock held by the GRAT, (ii) 1,083,900 shares of Class B common stock held by the Trust; and (iii) 439,552 shares of Class B common stock held by the Family Foundation.
(5)Composed of 148,243.723 (unrounded) shares of common stock held by a trust in which Mr. Kern and his spouse are trustees and beneficiaries, 147,881.723 of which were pledged as part of collateral to secure a loan account to Morgan Stanley Private Bank, N.A. as of April 3, 2023, and 1,584 RSUs that will vest within 60 days of April 3, 2023. Mr. Kern also holds 241,845 American Depository Shares of trivago N.V., which represents less than 1% of the outstanding Class A shares of trivago N.V.
(6)Composed of (i) 4,474 shares Mr. Altman holds directly, (ii) 20,000 shares held by Altman Holdco, LLC, and (iii) 2,163 RSUs that will vest within 60 days of April 3, 2023.
(7)Composed of 2,245 shares held by Ms. Anderson and 1,115 RSUs that will vest within 60 days of April 3, 2023.
(8)Composed of 10,475 shares held by Ms. Clinton that were pledged as collateral for a credit facility at JPMorgan Chase Bank, N.A. as of April 3, 2023 and 2,163 RSUs that will vest within 60 days of April 3, 2023.
(9)Composed of 37,179 shares held by Mr. Jacobson and 2,163 RSUs that will vest within 60 days of April 3, 2023.
(10)Composed of (i) 266,268 shares of common stock held by Mr. Khosrowshahi (including 21,910 shares held by a trust as to which Mr. Khosrowshahi disclaims beneficial ownership), 215,865 of which were pledged as collateral to secure a revolving line of credit account to Morgan Stanley Bank, N.A., and 2,163 RSUs that will vest within 60 days of April 3, 2023.
(11)Composed of 1,746 shares held by Ms. Menendez Cambo and 1,588 RSUs that will vest within 60 days of April 3, 2023.
(12)Composed of (i) 14,679 shares of common stock held by Mr. von Furstenberg, (ii) 2,163 RSUs that will vest within 60 days of April 3, 2023, and (iii) 439,552 shares of Class B common stock that are held by the Family Foundation and convertible to common stock on a one-for-one basis, and over which Mr. von Furstenberg exercises certain voting and dispositive power by virtue of his serving as a director of the Family Foundation.
(13)Denotes the 439,552 shares of Class B common stock held by the Family Foundation and over which Mr. von Furstenberg exercises certain voting and dispositive power by virtue of his serving as a director of the Family Foundation.
(14)Composed of 4,649 shares held by Ms. Whalen and 3,981 RSUs that will vest within 60 days of April 3, 2023.
(15)Composed of 76,731 shares of common stock held by Mr. Dzielak, options to purchase 115,891 shares of common stock that are exercisable within 60 days of April 3, 2023, and 4,114 RSUs that will vest within 60 days of April 3, 2023.
(16)Represents options held by Mr. Hart to purchase 32,047 shares of common stock that are exercisable within 60 days of April 3, 2023.
(17)Composed of 9,270 shares of common stock held by Mr. Soliday, options to purchase 28,842 shares of common stock that are exercisable within 60 days of April 3, 2023, and 945 RSUs that will vest within 60 days of April 3, 2023.
(18)Composed of (i) 690,445 shares of common stock; (ii) 5,523,452 shares of Class B common stock that are convertible to common stock on a one-for-one basis; (ii) options to purchase 326,780 shares of common stock that are exercisable within 60 days of April 3, 2023; and (iii) 32,779 RSUs that will vest within 60 days of April 3, 2023.

Expedia Group	48	2023 Proxy Statement

Information Concerning Executive Officers
Information Concerning Executive Officers
Background information about each Expedia Group executive officer who does not also serve as a director of Expedia Group is provided below, as of April 3, 2023.

Name	Age	Position With Expedia Group, Inc.

Robert Dzielak	52	Chief Legal Officer and Secretary
Lance Soliday	50	Senior Vice President, Chief Accounting Officer and Controller
Robert Dzielak has served as Expedia Group’s Chief Legal Officer and Secretary since March 2018, previously serving as its Executive Vice President, General Counsel and Secretary since April 2012. Mr. Dzielak had previously served as Senior Vice President and acting General Counsel since October 2011. Since joining the Company as Assistant General Counsel in April 2006 and through his service as Vice President and Associate General Counsel between February 2007 and October 2011, Mr. Dzielak held primary responsibility for the worldwide litigation portfolio of the Company and its brands. Prior to joining Expedia Group, Mr. Dzielak was a partner at the law firm of Preston, Gates and Ellis, LLP (now K&L Gates LLP), where his practice focused on commercial and intellectual property litigation. Mr. Dzielak received his J.D. from The John Marshall Law School. Mr. Dzielak is currently a member of the Supervisory Board of trivago, N.V.
Lance Soliday has served as Expedia Group’s Senior Vice President, Chief Accounting Officer and Controller since February 2017, and as Vice President, Chief Accounting Officer and Controller from September 2011 until February 2017 and, prior to that, as Senior Director, Financial Reporting since February 2009. Mr. Soliday has previously served as the Company’s Director, Financial Reporting since December 2006 and Director, Accounting Research since joining the Company in May 2006. Prior to joining Expedia Group, Mr. Soliday held various roles in the finance departments of Amazon.com and Microsoft Corporation. Previously, Mr. Soliday was an accountant with Deloitte & Touche LLP. Mr. Soliday received his bachelor’s degree from Central Washington University and is a certified public accountant.

2023 Proxy Statement	49	Expedia Group

Compensation Discussion and Analysis
Compensation Discussion and Analysis
Overview
This Compensation Discussion and Analysis describes Expedia Group’s executive compensation program as it relates to the following individuals who are “named executive officers” of Expedia Group for the fiscal year ended December 31, 2022:

Name	Position With Expedia Group, Inc.

Barry Diller	Chairman and Senior Executive
Peter Kern	Vice Chairman and Chief Executive Officer
Julie Whalen(*)	Chief Financial Officer
Robert Dzielak	Chief Legal Officer and Secretary
Lance Soliday	Senior Vice President, Chief Accounting Officer and Controller
Eric Hart(*)	Former Chief Financial Officer and Chief Strategy Officer
(*) Ms. Whalen succeeded Mr. Hart as Chief Financial Officer of Expedia Group, effective as of September 26, 2022.

The following discussion and analysis should be read in conjunction with the tabular disclosures regarding the compensation of our named executive officers in 2022 and the report of the Compensation Committee, which immediately follow below.
Compensation Program Philosophy and Objectives
Expedia Group’s executive compensation program is designed to attract, motivate, retain and reward highly skilled executives with the business experience and acumen that we believe are necessary for achievement of Expedia Group’s long-term business objectives in a dynamic and extremely competitive environment. Our Compensation programs are based on the following core objectives:
•Pay for Performance. We support a pay for performance culture where reward levels reflect variances between actual and desired performance results. To that end, we believe that compensation packages provided to executive officers should generally include performance-based opportunities and a significant longer-term equity-based component.
•Flexibility. We aim to incorporate flexibility into compensation programs and the assessment process to respond to and adjust for the evolving business environment and to recognize different levels of individual contribution.
•Market Competitive. We consider the compensation programs of our peers to ensure that Expedia Group maintains its ability to attract and retain outstanding employees in executive positions and deliver value to stockholders.
•Stockholder Value. We look to align the financial interests of executive officers with the interests of our stockholders, with a particular emphasis on creating incentives that reward executives for consistently increasing the value of Expedia Group.
Role of the Compensation Committee
The Compensation Committee of the Company’s Board of Directors has primary responsibility for establishing the compensation of the Company's executive officers. The Compensation Committee is appointed by the Board of Directors and each member satisfied the independence requirements for Compensation Committee members under the current standards imposed by the rules of the SEC and Nasdaq. The Compensation Committee is currently composed of Ms. Clinton, who is Chair, Ms. Anderson, and Mr. Jacobson. All compensation decisions referred to throughout this CD&A have been made by the Compensation Committee, based (in part) on recommendations from Mr. Diller and Mr. Kern (as described below). Executives in our Legal and People organizations

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Compensation Discussion and Analysis
also provide general administrative support to the Compensation Committee throughout the year, including providing legal advice and overseeing the documentation of equity plans and awards as approved by the Compensation Committee, and attending Compensation Committee meetings as requested. For additional details regarding the Compensation Committee, please see “Board Committees - Compensation Committee.”
Role of Executive Officers
Expedia Group management participates in reviewing and refining Expedia Group’s executive compensation program. In the first quarter of 2022, Mr. Diller and Mr. Kern met with the Compensation Committee to discuss their views on corporate performance, individual executive officer performance, and compensation packages for the executive team. Mr. Diller and Mr. Kern reviewed with the Compensation Committee the performance of Expedia Group and each named executive officer, other than themselves, and made recommendations with respect to the appropriate base salary and grants of long-term equity incentive awards. Mr. Diller met separately with the Compensation Committee to discuss his own compensation and Mr. Kern's performance and compensation as Vice Chairman and Chief Executive Officer. The Compensation Committee then discussed each recommendation, with each of Mr. Diller and Mr. Kern absent when his respective compensation was discussed. After considering these recommendations and other considerations discussed below, the Compensation Committee determined the annual compensation package for each executive officer.
Role of Compensation Consultants
In connection with the Company’s 2022 annual compensation review, Compensia, Inc., (“Compensia”) an independent compensation consulting firm, was retained to conduct an independent review of the applicable compensation peer group for positions held by executive officers and to compile data from proxy statements and other SEC filings of peer companies regarding compensation for executive officer positions, where available. Compensia also advised the Compensation Committee in connection with the structuring of performance-based restricted stock unit (“PSU”) awards granted in 2022 and employment and compensation arrangements for Ms. Whalen, which are discussed below in the section titled “Compensation Arrangements relating to 2022 Chief Financial Officer Transition – Ms. Whalen”. Additionally, Compensia regularly provides updates to the Compensation Committee on best practices and emerging trends, regulatory issues, equity compensation practices and director pay. Expedia Group also regularly uses non-customized survey or other data from a number of compensation consulting firms. A more detailed description of the compensation peer group review and use of survey and other data provided by compensation consultants is included below in the section titled “Role of Competitive Data and Tally Sheets.” Based on the consideration of the various independence factors specified in applicable SEC and Marketplace Rules, and a review of these factors for 2022, the Committee determined that its relationship with Compensia and the work of Compensia on behalf of the Committee does not raise any conflict of interest. The Committee will review its compensation consultant’s independence annually.
Role of Stockholder Say-on-Pay Votes
Historically, Expedia Group provided its stockholders with the opportunity to cast a triennial advisory vote on executive compensation (“say-on-pay”), which reflected the preference expressed by our stockholders in 2011 and 2017 with respect to the frequency of the say-on-pay vote. At Expedia Group’s annual meeting of stockholders held in June 2020, 94% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. In light of strong stockholder support, Expedia Group concluded that no revisions were necessary to its executive officer compensation program as a direct result of that advisory vote. Expedia Group management continues to engage in regular dialogue with many of the Company’s largest stockholders. During 2022, we contacted stockholders owning shares representing approximately 49% of the total voting power of the Company (not counting the approximately 27% voting power of our Chairman/Senior Executive) and met with shareholders owning over 25% of the total voting power, to discuss matters of concern to such investors, including executive compensation. The Compensation Committee will continue to consider stockholder feedback and the results of the Company’s say-on-pay votes when making future compensation decisions for the Company’s executive officers.
Stockholders will again have an opportunity to cast both say-on-pay and say-on-frequency votes at the Company’s 2023 annual meeting of stockholders. After considering of a number of factors, including feedback from stockholders, the Compensation Committee and the Board are recommending an annual say-on-pay vote frequency to stockholders.

2023 Proxy Statement	51	Expedia Group

Compensation Discussion and Analysis
Role of Competitive Data and Tally Sheets
Multiple data sources are considered when reviewing compensation information to ensure that the data reflect compensation practices of relevant companies in terms of size, industry, complexity and geographic location. Among other factors, the following information, when available, is considered when establishing compensation for executive officers:
•Data regarding compensation for comparable executive officer positions that is sourced from recent proxy statements and other SEC filings of peer companies, which include:
◦direct industry competitors,
◦non-industry companies with which Expedia Group commonly competes for talent (including both regional and national competitors), and
•Salary and equity compensation surveys that include companies of a similar size, based on market capitalization, revenues and other factors.
When considering executive officer compensation, the Compensation Committee is provided with competitive positioning data for similarly situated executives at companies in our peer group, as well as summary consolidated information about our Executive Officers’ total compensation, pay history, and potential future realizable compensation (commonly called “tally sheets”) to use in setting individual compensation levels.
When available, competitive market compensation paid by other peer group companies is considered, but the Compensation Committee does not attempt to maintain a certain target percentile within the peer group or otherwise rely solely on such data.
In light of his role as both Chairman and Senior Executive of Expedia Group, a separate peer group composed of executives in broadly comparable roles is considered with respect to Mr. Diller’s compensation.
2022 Peer Groups
The Compensation Committee, reviews each of our peer groups annually. In the fourth quarter of 2021, the Company’s compensation consultant conducted a review of our prior-year peer groups to ensure they remain in general alignment with previously agreed selection criteria, including industry compatibility, annual revenues, and market capitalization, and made recommendations for changes to the Committee. The Compensation Committee ultimately approved the removal of Intuit, Inc. from the executive officer peer group because it exceeded the preferred market capitalization range and the addition of Airbnb, Inc. based on a strong industry correlation and comparable financial metrics. The Chairman/Senior Executive peer group remained unchanged from the prior year. The Compensation Committee then considered data regarding compensation for comparable executive officer positions at the following peer companies was considered when approving executive officer compensation during 2022:

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Compensation Discussion and Analysis
EXECUTIVE OFFICER PEER GROUP (OTHER THAN CHAIRMAN/SENIOR EXECUTIVE):

Activision Blizzard, Inc.	Lumen Technologies
Airbnb, Inc.	Marriott International Inc.
Alliance Data Systems Corporation.	Royal Caribbean Cruises Ltd.
Booking Holdings, Inc.	TripAdvisor, Inc.
Carnival Corporation & plc	Twitter, Inc.
Discovery, Inc.	Uber Technologies, Inc.
eBay, Inc.	ViacomCBS Inc.
Electronic Arts Inc.	VMware, Inc.
Hilton Worldwide Holdings, Inc.	Zillow Group, Inc
Live Nation Entertainment, Inc.
CHAIRMAN/SENIOR EXECUTIVE PEER GROUP:

Caesars Entertainment, Inc.	Host Hotels and Resorts, Inc.
Carnival Corporation & plc	Hyatt Hotels Corporation
Charles Schwab	Intuit Inc.
DISH Network Corporation	Marriott International, Inc.
The Estee Lauder Companies Inc.	News Corporation
Fox Corporation
Compensation Program Elements
General
The primary elements of the executive compensation program include base salary and equity compensation and, in certain instances, perquisites and other benefits. In the first quarter of 2021, the Company implemented changes to the overall employee compensation program, including for executive officers, to phase out the annual bonus program and partially offset the impact on employees by increasing base salary compensation. We believe this change had a number of benefits, including further increasing the incentives for our employees to focus on long-term stockholder value creation and align with the interests of our stockholders, and simplifying our compensation structures so that stockholders are not required to parse through multiple, complicated payout formulas.
Management and the Compensation Committee believe that there are multiple, dynamic factors that contribute to success at an individual and business level and have therefore avoided adopting strict formulas and relied primarily on a flexible approach that allows the Compensation Committee to set executive compensation levels on a case-by-case basis, taking into account all factors the Compensation Committee considers relevant.
The Compensation Committee reviews base salary and equity compensation in the first quarter of each year in light of Company and individual performance, recommendations from management and other relevant information, including compensation history and outstanding long-term compensation arrangements. Following recommendations from management, the Compensation Committee may adjust compensation for executive officers at other times during the year including when executives are hired or appointed, when there are significant changes in their responsibilities, in connection with their entry into new or extended employment agreements, or under other circumstances that the Compensation Committee considers appropriate.

2023 Proxy Statement	53	Expedia Group

Compensation Discussion and Analysis
Base Salary
Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for expected day-to-day performance. An executive officer’s base salary is initially determined upon hire or promotion based on the executive officer’s responsibilities, prior experience, and salary levels of other executives within Expedia Group and similarly situated executives at comparable companies.
Base salary is then typically reviewed annually, at the time of the executive’s hire, promotion or expansion in responsibilities, at which time management makes recommendations to the Compensation Committee based on consideration of a variety of factors, including:
•the executive’s total compensation relative to other similarly situated executives;
•individual performance of the executive;
•the executive’s responsibilities, prior experience, including any additional compensation such as signing bonuses or relocation benefits;
•the terms of the executive’s employment agreement, if any;
•general economic conditions and specific company financial performance;
•competitive compensation market data, when available; and
•the recommendations of the Vice Chairman/Chief Executive Officer, or Chairman/Senior Executive other than in connection with their own compensation.
Long-Term Equity Compensation
Long-term equity compensation is designed to align executive compensation with the interests of our stockholders and the long-term performance of Expedia Group and is an important employee retention tool because the equity awards generally vest over a multi-year period, subject to continued service by the award recipient. Equity awards also endeavor to link compensation to financial performance because the value of equity awards ultimately depends on Expedia Group’s stock price and in some cases, vesting of the awards is also subject to performance conditions. The Company typically grants equity awards to executive officers upon hire, promotion, in connection with the Company’s annual compensation review or entry into a multi-year employment agreement.
Performance-Based Restricted Stock Units (PSUs). We grant equity awards subject to pre-established performance-based vesting conditions. We initially granted PSUs to certain senior executives in 2020 to further strengthen the alignment of equity compensation to Company performance and have granted additional PSUs to senior executives each subsequent year. In each year since 2020, the Chief Financial Officer and the Chief Legal Officer have received 50% of their annual equity compensation in the form of PSUs, and the Chief Accounting Officer has received 25% of his equity compensation in the form of PSUs. The PSUs that we have granted to date have multiple-year performance periods, use rigorous compound annual stock price growth rates as the performance condition, require employment through the 15th day of the second month following the end of the performance period, and have a maximum payout capped at 200% of target or lower. In developing performance conditions, performance period, payout scale and other terms of the PSUs, the Compensation Committee considered market data, the advice of its compensation consultant, the importance of emphasizing overall Company performance, and the goal of an incentive clearly and directly aligned with stockholder interests.

Expedia Group	54	2023 Proxy Statement

Compensation Discussion and Analysis
Our PSUs vest and pay out based our stock price compound annual growth rates over multi year periods. The following table provides supplemental information regarding PSUs granted in 2022 or with performance periods ending in 2022:

	Beginning EXPE Stock Price	Performance Period End Date	Ending EXPE Stock Price	Compound Annual Growth Rate (CAGR)	Pay Out Date	% of Target PSUs Earned

2020 PSU Awards (Tranche 2)	$98.62	12/31/2022	$94.14	(2)%	2/15/2023	0% - 50%(1)
2022 PSU Awards	$189.55	12/31/2024	TBD	TBD	2/15/2025	TBD
(1)Mr. Kern’s 2020 PSU awards provided for a 0% pay out if the applicable stock price compound annual growth rate was less than 5%. For all other executives, the payout in such event was 50%.
Restricted Stock Units (RSUs). We also grant RSUs to our Executive Officers and other employees. RSUs align the interests of our Executive Officers and other employees with those of our stockholders and help manage the dilutive effect of our equity compensation program. Our RSUs are subject to service-based vesting. Because RSUs have value to the recipient even in the absence of stock price appreciation, RSUs help us retain and incentivize employees during periods of market volatility, and also result in our granting fewer shares of common stock than through stock options of equivalent grant date fair value. Our RSUs typically vest over a four-year period, and we believe that they help incentivize our Executive Officers and other employees to build value that can be sustained over time. From time-to-time, service-based RSU awards granted to our senior executives have also been made subject to stock price performance goals in order to further align our executives’ interests with our pay-for-performance objectives and those of our stockholders.
We expect to continue to evaluate the appropriate form and mix of equity-based incentive awards as market conditions evolve.
Annual Review Equity Award Process. Management generally recommends annual equity awards in the first quarter of each year when the Compensation Committee meets to review Company and individual performance and to set compensation levels. The meeting at which the Compensation Committee approves these awards is generally scheduled several months in advance and timed to occur after the public disclosure of Expedia Group’s prior year financial statements.
The Compensation Committee reviews various factors considered by management when establishing Expedia Group’s equity grant pool, which generally include:
•Expedia Group’s prior-year business and financial performance;
•potential dilution rates, taking into account projected headcount changes and employee turnover;
•equity compensation utilization by peer companies;
•general economic and business conditions; and
•competitive compensation market data regarding individual executive award values.
For specific grants to executive officers, management makes recommendations based on a variety of factors, including:
•individual performance, scope of role and future potential of the executive;
•the overall size of the equity grant pool;
•individual award value relative to other Company executives for purposes of assessing internal pay equity;
•the grant date and realizable value of previous grants and amount of outstanding unvested equity awards;
•competitive compensation market data, where comparable; and
•the recommendations of the Chairman/Senior Executive and Vice Chairman/Chief Executive Officer, as applicable other than in connection with their own compensation.

2023 Proxy Statement	55	Expedia Group

Compensation Discussion and Analysis
Other Compensation
In addition to the primary elements of compensation (base salary and long-term equity awards) described above, the named executive officers may also receive compensation in the following forms:
•401(k) Match: All U.S.-based Expedia Group employees, including executives, who participate in Expedia Group’s 401(k) Retirement Program are eligible for Company matching contributions. Expedia Group matches 50% of each dollar a participant contributes, up to the first 6% of eligible compensation, subject to applicable Internal Revenue Service limits.
•Personal Use of Corporate Aircraft: Executives may receive benefits attributable to the personal use of certain aircraft, including aircraft jointly owned by Expedia Group and IAC. Pursuant to Company policy, Mr. Diller is required to travel on corporate aircraft for business and personal purposes, and the Company’s Chief Executive Officer and other senior executives are encouraged to travel on corporate aircraft for business and personal purposes when doing so would serve the interests of the Company. In addition to serving general security interests, this means of travel permits Mr. Diller and other executives to travel non-stop and without delay, to remain in contact with Expedia Group while traveling, to change plans quickly in the event Company business requires, and to conduct confidential Company business while flying, be it telephonically, by email or in person. These interests are similarly furthered on both business and personal flights, as Mr. Diller and other executives typically provide services to Expedia Group while traveling in either case. Nonetheless, the incremental cost to Expedia Group of each executive’s travel for personal purposes during 2022 is reflected as compensation from Expedia Group, and is taken into account in establishing each executive’s overall compensation package.
In addition, in light of Mr. Diller’s senior role at both companies, Expedia Group and IAC have agreed to share certain expenses associated with the provision of personal benefits to Mr. Diller, including the use of certain automobiles for personal purposes and certain IAC-owned office space and IT equipment used by individuals who work for Mr. Diller personally. Expedia Group and IAC each cover 50% of the costs, which reflects the current allocation of actual time spent by Mr. Diller between the two companies. These uses are valued at their incremental cost or, in the case of the use of office space (where there is no discernible incremental cost), at the cost used for internal allocations of office space for corporate purposes.
The value of the additional compensation described above is reported under the All Other Compensation column in the Summary Compensation Table pursuant to applicable SEC rules.

2022 Annual Compensation Review
In March 2022, the Compensation Committee conducted its annual review of executive officer compensation and approved the following compensation for the named executive officers and other compensation relating to the Chief Financial Officer transition in September 2022, which is described in the section below titled "Compensation Arrangements relating to 2022 Chief Financial Officer Transition.”
Salaries. The base salaries for all executive officers other than Mr. Soliday remained unchanged. Mr. Diller's salary has remained at the same level it has been since Expedia Group’s spin-off more than 17 years ago. Mr. Soliday’s annual base salary was increased from $425,000 to $445,000, based in part on a review of competitive compensation market data among other factors.
The 2022 salaries earned by the named executive officers during 2022 are reflected in the “Salary” column of the 2022 Summary Compensation Table in the section below titled “Executive Compensation.”
Long-term Equity Grants. Mr. Kern did not receive an equity grant in 2022, which was consistent with his agreement with the Committee when his long-term CEO compensation arrangements were approved in 2021. At that time, Mr. Kern and the Compensation Committee agreed that he was not expected to receive additional equity compensation for the term of his employment agreement.

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Compensation Discussion and Analysis
The Compensation Committee approved the following combination of RSU and PSU awards for Messrs. Dzielak, Hart and Soliday, and an RSU award for Mr. Diller:

Name	Number of PSUs	Number of RSUs

Barry Diller	—	35,874
Robert Dzielak	11,475	11,474
Eric Hart	12,793	12,793
Lance Soliday	956	2,868
The RSUs and PSUs had the following vesting schedules and, with respect to the PSUs, performance conditions:
•The RSUs vest over four total years with 6.25% on May 15, 2022 and an additional 6.25% on the 15th day of the second month of each of the next 15 fiscal quarters.
•The PSUs cliff vest on February 15, 2025, subject to the satisfaction of performance conditions. There is a target number of PSUs with the ultimate settlement depending upon the compound annual stock price growth rate using a $189.55 starting price (the 30-day trailing average through the last trading day of February of the grant year) and an ending price based on a 30-day trailing average through December 31, 2024.
The following are the payout percentages for the PSU awards, with payout percentages between points determined by linear interpolation:

Compound Annual Growth Rate	Implied Average Stock Price Hurdle	Payout

<5%	—	—
5%	$217.73	50%
10%	$248.50	100%
15%	$281.95	150%
20% and higher	$318.19	200%
In addition to the factors listed above with respect to the annual review of salary and long-term incentive compensation generally, the Committee also took into account the respective contributions of the named executive officers to the following significant factors when approving their 2022 equity awards:
•Sound 2021 financial performance despite lingering external challenges, including a 65% increase in revenue from 2020 and return to significantly positive Adjusted EBITDA and free cash flow;
•The continued management of lingering financial, legal and operational risks resulting from the Covid-19 pandemic;
•The continued implementation and support of the Company’s strategic vision for a platform operating model and improvements in the Company’s cost structure;
•A number of significant financing transactions that combined to significantly reduce the Company’s cost of capital, including a private placement of $1 billion aggregate principal amount of unsecured 0% convertible senior notes; an issuance of $1 billion in 2.95% senior notes; the redemption of all or a portion of the Company’s outstanding 7% and 6.25% senior notes, as well as the repayment of all of the Company’s outstanding $1.2 billion in Series A Preferred Stock; and
•With respect to Mr. Diller, his role in providing strategic direction for the Company, including with respect to each of the matters listed above.
The 2022 annual equity grants to the named executive officers are reflected in the “Stock Awards” column of 2022 Summary Compensation Table in the section below titled “Executive Compensation.”

2023 Proxy Statement	57	Expedia Group

Compensation Discussion and Analysis
Compensation Arrangements Relating to 2022 Chief Financial Officer Transition
On September 13, 2022, Expedia Group’s Board of Directors appointed Julie Whalen to succeed Eric Hart as the Company’s Chief Financial Officer, effective as of September 26, 2022 (the “Effective Date”). Ms. Whalen had served as a director of Expedia Group and a member of the Audit Committee of Expedia Group’s Board since 2019. Effective as of September 13, Ms. Whalen resigned from the Audit Committee, but continues to serve as a non-independent member of the Board. Ms. Whalen has not received additional compensation for her Board service since September 26, 2022, and any outstanding restricted stock unit (“RSU”) awards previously granted to Ms. Whalen in connection with her prior Board service continue to vest, subject to her continued service on the Board or employment with Expedia Group.
In connection with these changes, the Compensation Committee approved the compensation arrangements described below.
Ms. Whalen
The Compensation Committee considered a number of factors when structuring Ms. Whalen’s compensation arrangements, including the Committee’s substantial desire to retain her services for the long-term, competitive compensation data provided by Compensia, and compensation foregone at her previous employer. On September 12, 2022, the Compensation Committee approved the compensation arrangements described below for Ms. Whalen, which were reflected in the employment agreement she signed with a subsidiary of the Company on September 13, 2022 (the “Whalen Employment Agreement”).
Salary. Ms. Whalen receives an annualized base salary of $950,000.
Equity. Ms. Whalen received a grant of 165,078 RSUs that vest in full on September 26, 2026, the fourth anniversary of the Effective Date, subject to her continued employment through such date (the “Whalen Initial Award”). In addition, beginning in the 2023 calendar year and in each subsequent calendar year during Ms. Whalen’s employment thereafter, the Company will recommend to the Compensation Committee that Ms. Whalen be granted an annual equity-based compensation award as determined by the Compensation Committee from time to time. Any such award will consist of a number of restricted stock units, which is expected to include performance-based restricted stock units, with an aggregate value targeted at $6,000,000 per calendar year, calculated using the then-standard conversion methodology for annual equity grants to similarly-situated senior executives, subject to Ms. Whalen’s continued employment with the Company through the applicable grant date.
Severance. In the event of a qualifying termination and subject to Ms. Whalen executing a release of claims agreement, her employment agreement provides for certain severance benefits consistent with the severance benefits provided to other senior executive officers of the Company and as described in the section below titled “Severance.”
In addition, If Ms. Whalen terminates her employment for any reason other than good reason as defined in the Whalen Employment Agreement, then (i) with regard to the Whalen Initial Equity Award, the award will vest to the extent the award would have vested had the award vested quarterly in equal installments through the termination date, and (ii) with regard to the Whalen 2024 Annual PSU Award, (a) if such termination occurs on or before the fourth anniversary of the Effective Date, the award will remain outstanding and eligible to vest based on actual performance at the end of the applicable performance period, prorated for the number of quarters Ms. Whalen was employed with the Company during the performance period, and (b) if such termination occurs after the fourth anniversary of the Effective Date, the award will remain outstanding and eligible to vest based on actual performance at the end of the performance period.
Mr. Hart's Transition and Services Agreement
On September 14, 2022, Mr. Hart entered into a Transition and Services Agreement (the “Transition Agreement”) with a subsidiary of the Company. Pursuant to the Hart Transition Agreement, Mr. Hart agreed to remain as the Company’s Chief Financial Officer and Chief Strategy Officer through the Effective Date, and his employment with the Company ended on October 1, 2022 (the "Separation Date") at which time, upon his execution of a release, he became entitled to the payments, rights and benefits associated with a non-cause termination under his employment agreement, plus the accelerated vesting of an additional 2,957 Company restricted stock units. Mr. Hart also agreed to continue to serve as a member of the Supervisory Board of Directors of trivago N.V. (“trivago”) a publicly-traded, majority-owned subsidiary of the Company (the “trivago Board”) and the Board of Directors of Global Business Travel Group, Inc. (“GBT”), a publicly-traded, minority investee of the Company (the “GBT Board”), in each case, until the expiration of his current director term. On September 14, 2022 the trivago Board elected Mr. Hart as chairman of the trivago Board, succeeding Mr. Kern in that role. In consideration of his service on the trivago Board after the Separation Date, the trivago Board, subject to the approval of our annual general meeting of trivago’s shareholders, approved an annual cash

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Compensation Discussion and Analysis
compensation amount of €250,000 for Mr. Hart and an equity grant of 1,000,000 trivago stock options with a strike price of $1.52 that vest over a three year period, subject to Mr. Hart’s continued service as a member of the trivago Board, which are also subject to a "single trigger" change of control provision. In connection with his service on the GBT Board after the Separation Date, Mr. Hart was eligible to receive such cash fees and equity incentives as provided to other non-employee directors of the GBT Board generally under the GBT Non-Employee Director Compensation Policy from time to time.
Compensation relating to the Hart Transition Agreement is reflected in the “All Other Compensation” column of the 2022 Summary Compensation Table in the section below titled “Executive Compensation
Other Executive Compensation Practices and Policies
Stock Ownership Policy
To further align the interests of Expedia Group senior management and Expedia Group stockholders, the Company has adopted a Stock Ownership Policy (the “Stock Ownership Policy”), which includes the following minimum stockholding targets (the “Stock Targets):
•the lesser of 6x base salary or 100,000 shares for the Chief Executive Officer; and
•the lesser of 3x base salary or 40,000 shares for all other Designated Executives.
The Stock Targets are established on the date an executive is first appointed as Chief Executive Officer or becomes a Designated Executive and annually thereafter on June 30 (a “Measurement Date”), based on the average closing price of the Company’s stock from January 1 to June 30 of the applicable year. Under the amended policy, shares owned outright plus a number of shares equal to 50% of the value of “in-the-money” vested stock options on the Measurement Date count toward compliance with the Stock Targets, but unvested stock options and unvested RSUs and PSUs do not count toward compliance with the Stock Targets.
The Stock Ownership Policy also includes stock retention provisions. If a Designated Executive has not met their Stock Target on the most recent measurement date, they are required to retain 25% of the net shares received from any exercised options or any vested RSUs or PSUs until a subsequent measurement date on which they have met their Stock Target (the “Holdback”). The Compensation Committee has discretion to increase the Holdback percentage if an executive’s progress toward their Stock Target is deemed to not be satisfactory.
Based on the most recent measurement date of June 30, 2022, the following Stock Targets are in effect for the named executive officers that remain subject to the Stock Ownership Policy:

	Current Stock Target	Target Met?

Peter Kern	36,510	Yes
Robert Dzielak	17,342	Yes
Lance Soliday	8,123	Yes
Upon her appointment as Expedia Group’s Chief Financial Officer on September 26, 2022, Ms. Whalen’s stock target was established at 17,342 shares (3x salary) until the next measurement date. Ms. Whalen has not yet met her target and therefore she is currently subject to the Holdback. Prior to her appointment as our Chief Financial Officer, Ms. Whalen was subject to the stock ownership guidelines for our non-employee directors, which are described in the section above titled “Director Compensation.”
Hedging & Pledging Policy
The Expedia Group Securities Trading Policy prohibits employees, including executive officers and directors, from engaging in short sales with respect to Expedia Group securities or the purchase, sale or issuance of options or rights relating to Expedia Group securities. This prohibition extends to various forms of hedging or monetization transactions. While not prohibited, pledges of Expedia Group securities by employees, including executive officers and directors, require pre-approval by the Company’s legal department.

2023 Proxy Statement	59	Expedia Group

Compensation Discussion and Analysis
Incentive Compensation Clawback Policy
The Company’s Board of Directors has adopted, and delegated authority to the Compensation Committee to administer, an Incentive Compensation Clawback Policy (the “Clawback Policy”) that applies to compensation granted to current and former executives after January 1, 2018, the effective date of the Clawback Policy. The Clawback Policy provides that in the event of either (i) a material accounting restatement resulting from material noncompliance with financial reporting requirements, or (ii) misconduct that involves a material violation of law or the Company’s policies resulting in significant harm to the Company, the Compensation Committee is authorized to recover any excess incentive compensation that was received by certain employees, including current and former executive officers, taking into account such factors as the Compensation Committee deems appropriate. In addition, equity award agreements for all employees, including the named executive officers, provide for the recovery of equity-based compensation realized during the two years prior to an employee’s termination of employment for cause. In 2022 the SEC published final rules implementing the incentive compensation clawback provisions of the Dodd-Frank Act, which rules will become applicable to the Company after adoption and implementation of specific rules and requirements by the Nasdaq Stock Market. The Company intends to revise the Clawback Policy to address the final rules adopted by the Nasdaq Stock Market.
Risk Oversight
The Compensation Committee has oversight over the design and administration of our compensation programs, including to ensure that such programs do not promote an environment that encourages unnecessary and excessive risk taking by our employees. Based on management’s assessment and input from the Committee’s independent compensation consultant, the Committee does not believe that Expedia Group’s employee compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.
Equity Award Grant Practices
Expedia Group’s practice has been to schedule Compensation Committee meetings at which equity awards are to be granted well in advance of (and without regard to) the timing of the release of earnings or other material information The majority of our equity awards are granted on an annual basis, typically in March. New hire and ad hoc awards are generally granted monthly throughout the fiscal year.

Tax and Accounting Considerations
Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s applicable named executives. Additionally, under applicable Internal Revenue Service rules, the personal use of corporate aircraft leads to a disallowance of the deduction by Expedia Group for tax purposes of certain airplane-related costs. The Compensation Committee intends to continue to consider the potential impact of Section 162(m) of the Code on compensation decisions but believes that stockholder interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses.
Accounting for Stock-Based Compensation
Expedia Group follows Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC 718”) in connection with the financial reporting of our stock-based compensation awards. For its stock-based compensation awards. ASC 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award.
Change in Control
Under the Expedia Group 2005 Plan, the named executive officers are entitled to accelerated vesting of equity awards in the event of a change in control of Expedia Group. Under the prior version of the Expedia Group 2005 Plan, executive officers were eligible for single-trigger acceleration upon a change in control, regardless of whether the awards were converted, assumed, substituted or

Expedia Group	60	2023 Proxy Statement

Compensation Discussion and Analysis
continued by the surviving entity. On June 10, 2020, based on a recommendation from the Board of Directors, shareholders approved changes to the Expedia Group 2005 Plan that limit the circumstances entitling executive officers to accelerated vesting of future equity awards in the event of a change in control. Equity awards granted after June 10, 2020 to executive officers are eligible for single-trigger acceleration upon a change in control only to the extent such award is not converted, assumed, substituted or continued by the surviving entity, or eligible for double-trigger acceleration in the event an executive officer is terminated other than for cause or disability or terminates for good reason within two years following the change in control. See “Potential Payments Upon Termination or Change in Control” for additional details regarding the impact of a change in control event on executive officer compensation.

Severance
Employment Agreements. As of December 31, 2022, each of Mr. Dzielak, Mr. Kern and Ms. Whalen had employment agreements with Expedia Group pursuant to which, in the event of a qualifying termination and subject to the executive executing a release of claims agreement:
•Expedia Group will continue to pay base salary (i) to Mr. Dzielak for 12 months, except that Expedia Group may, at its sole discretion, choose to extend the payment period to 18 months (whether 12 or 18 months, the “Dzielak Continuation Period”), (ii) to Ms. Whalen for 12 months, and (iii) to Mr. Kern through the longer of (a) the completion of the term of his employment agreement, subject to a maximum of 36 months and (b) 12 months, in each case payable in equal biweekly installments;
•Expedia Group will pay a lump sum amount equal to the cost of COBRA health insurance coverage for a period of 12 months for Mr. Kern and Ms. Whalen, and for the Dzielak Continuation Period for Mr. Dzielak;
•except as described below, all equity holdings that otherwise would have vested during the 12-month period following termination of employment will accelerate, provided that equity awards that vest less frequently than annually will be treated as though such awards vested annually; and all vested options (including those accelerated according to this paragraph) will remain exercisable through the later of 18 months following the date of termination, or, if earlier, through the scheduled expiration date of the options. The exceptions are:
◦The Whalen Initial Equity Award, which will vest in full in the event of a qualifying termination and as described in the section above titled “Compensation Arrangements relating to 2022 Chief Financial Officer Transition -- Ms. Whalen – Severance” in the event Ms. Whalen terminates her employment for any reason other than good reason;
◦The Whalen 2024 PSU Award, which will vest as described in the section above titled “Compensation Arrangements relating to 2022 Chief Financial Officer Transition – Ms. Whalen – Severance” in the event Ms. Whalen terminates her employment for any reason other than good reason;
◦The Kern Option Award granted February 25, 2021, which will vest in full (with the vested portion of the award remaining exercisable until the earlier of the two-year anniversary of the termination date, or the expiration of the award’s original seven-year term); and
◦Kern RSU Award granted February 25, 2021, which will vest in share amounts that correspond to the award’s respective tranches, and the termination date, as set forth in the section below titled “Potential Payments Upon Termination or Change in Control – Equity Awards.”
Non-Competition & Non-Solicitation Provisions. Each of Mr. Dzielak and Mr. Kern will be restricted from competing with the Company and from soliciting Company employees and business partners during a period following termination of their employment for any reason. The applicable non-compete and non-solicitation period for Mr. Dzielak is the Dzielak Continuation Period and for Mr. Kern is 18 months.
Offset Provisions. Any cash payments made in connection with the severance provisions described above will be offset by any cash amounts earned from other employers during the applicable time period.

2023 Proxy Statement	61	Expedia Group

Compensation Discussion and Analysis
Equity Award Agreements - Death or Disability
Other than with respect to Mr. Kern’s 2021 long-term equity awards, which in the case of death or disability accelerate as described with regard to a qualifying termination above, all outstanding Company equity awards, including those held by the named executive officers, provide for the accelerated vesting of unvested equity awards in the event of a termination of employment due to death or disability (as such termination is described in the Expedia Group 2005 Plan).
Severance Guidelines
The Company has adopted severance guidelines for executives without an employment agreement. The guidelines provide that in the event of a qualifying termination of an executive at Mr. Soliday’s level and with his tenure, Expedia Group may: (i) continue to pay his base salary for six months, (ii) pay an amount equal to COBRA health insurance coverage for a period of six months, (iii) all restricted stock units that otherwise would have vested during the three-month period following termination of employment will accelerate, and (iv) a number of performance stock units, pro-rated for each full month from the date of grant to the termination date, will remain outstanding and ultimately be settled on the original payout date, based on actual performance during the applicable performance period.
The foregoing arrangements are intended to attract and retain qualified executives who may have other employment alternatives that may appear to them to be less risky absent these arrangements.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in the Company’s 2023 proxy statement.
Members of the Compensation Committee: Chelsea Clinton (Chair), Beverly Anderson and Craig Jacobson

Expedia Group	62	2023 Proxy Statement

Executive Compensation
Executive Compensation
2022 Summary Compensation Table
The table below contains information about compensation awarded to our named executive officers for the fiscal years ended December 31, 2022, 2021, and 2020.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Barry Diller Chairman and Senior Executive	2022	465,000	—	6,822,517	—	748,660	8,036,177
	2021	466,788	—	6,174,816	—	546,327	7,187,931
	2020	85,846	—	—	126,000	577,848	789,694
Peter Kern Vice Chairman and Chief Executive Officer	2022	999,999	—	—	—	94,474	1,094,473
	2021	849,999	—	157,180,000	137,387,250	830,500	296,247,749
	2020	—	—	4,047,285	—	153,401	4,200,686
Julie Whalen Chief Financial Officer	2022	255,770	—	15,832,631	—	315,552	16,403,953
Robert Dzielak Chief Legal Officer and Secretary	2022	950,001	—	4,738,755	—	9,150	5,697,906
	2021	892,116	—	5,326,049	—	8,700	6,226,865
	2020	617,212	350,000	3,252,473	1,609,531	53,292	5,882,508
Lance Soliday Senior Vice President, Chief Accounting Officer and Controller	2022	440,078	—	758,433	—	9,150	1,207,661
	2021	408,174	—	704,036	—	8,700	1,120,910
	2020	351,156	87,062	474,706	11,340	7,813	932,077
Eric Hart Former Chief Financial Officer and Chief Strategy Officer	2022	712,501	—	5,283,253	—	1,377,966	7,373,720
	2021	892,116	—	5,938,159	—	8,700	6,838,975
	2020	492,068	233,333	4,212,422	25,200	8,550	4,971,573
(1)Reflects base salary earned during the relevant fiscal year. For additional detail see the section above titled “Compensation Discussion and Analysis—Compensation Program Elements—Base Salary.”
(2)Reflects the aggregate grant date fair value of the 2020 Annual Bonus Awards that were granted as RSUs in lieu of cash, computed in accordance with FASB ASC Topic 718, and in accordance with the assumptions described in the “Stock-Based Compensation” section of “Note 2 - Significant Accounting Policies” in the notes to consolidated financial statements in the Company’s most recent Annual Report on Form 10-K. The grant date fair value of awards reflects an estimate as of the grant date and may not correspond to the actual value recognized by the named executive officers.
(3)Reflects aggregate grant date (or modification date) fair value of awards granted or modified in the year indicated, computed in accordance with FASB ASC Topic 718, and in accordance with the assumptions described in the “Stock-Based Compensation” section of “Note 2 - Significant Accounting Policies” in the notes to consolidated financial statements in the Company’s most recent Annual Report on Form 10-K. The grant date (or modification date) fair value of awards reflects an estimate as of the grant date (or modification date) and may not correspond to the actual value recognized by the named executive officers.

2023 Proxy Statement	63	Expedia Group

Executive Compensation
(4)Additional information regarding certain components of amounts reflected in the “All Other Compensation” column is as follows:

	Barry Diller	Peter Kern	Julie Whalen	Robert Dzielak	Lance Soliday	Eric Hart

Corporate Aircraft(a)	$722,118	$85,324	—	—	—	—
401(k) Company Match(b)	—	$9,150	—	$9,150	$9,150	$9,150
Miscellaneous	$26,542(c)	—	$315,552(d)	—	—	$1,368,816(e)
(a)Reflects the incremental cost to Expedia Group for 2022 personal use of corporate aircraft jointly owned by each of Expedia Group and IAC. The incremental cost to Expedia Group for Mr. Diller and Mr. Kern's personal use of these aircraft is based on the average variable operating cost to Expedia Group. Variable operating costs include fuel, certain maintenance costs, navigation fees, onboard catering, landing fees, crew travel expenses and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of hours such aircraft flew to derive an average variable cost per hour. This average variable cost per hour is then multiplied by the hours flown for personal use (for the jointly-owned aircraft, including repositioning flights, commonly referred to as “deadhead” flights), to derive the incremental cost. We do not include fixed costs that do not change based on usage, such as pilots’ salaries, purchase costs, insurance, scheduled maintenance and non-trip-related hangar expenses in the case of the jointly-owned aircraft. Executive officers occasionally have family members or other guests accompany them on business and personal trips, at minimal incremental cost to the Company. While travel by family members or other guests does not result in any incremental cost to the Company, such travel does result in the imputation of taxable income to such executive officers, the amount of which is calculated in accordance with applicable Internal Revenue Service regulations. See the section above titled “Compensation Discussion and Analysis- Compensation Program Elements-Other Compensation” for a description of the Company’s policy regarding the personal use of Company aircraft by executive officers.
(b)Represents matching contributions of Expedia Group pursuant the Company’s 401(k) Retirement Savings Plan, under which Expedia Group matches $0.50 for each dollar a participant contributes, up to the first 6% of eligible compensation, subject to applicable Internal Revenue Code limits.
(c)Represents the total amount of other benefits provided to Mr. Diller, none of which individually exceeded 10% of the total value of all perquisites and personal benefits. In connection with the IAC/Expedia Group Spin-Off, Expedia Group and IAC agreed that, in light of Mr. Diller’s senior role at both companies and his anticipated use of certain resources for the benefit of both companies, certain expenses associated with such usage would be shared between Expedia Group and IAC. Mr. Diller is provided with the use of certain automobiles for business and personal purposes and certain IAC-owned office space and IT equipment for use by certain individuals who work for Mr. Diller personally. In 2022, Expedia Group and IAC covered 50% and 50% of these costs, respectively.
(d)Represents 2022 compensation received for her Board service through September 13, 2022 when, by virtue of being appointed the Company's CFO and becoming an employee director, she ceased receiving compensation for her continuing Board service. The total $315,552 amount is composed of (i) $71,550 cash compensation, and (ii) $244,003, representing the aggregate grant date fair value of restricted stock units, computed in accordance with FASB ASC Topic 718. Although Ms. Whalen ceased receiving compensation for her Board service after being appointed CFO, as of December 31, 2022 she continued to hold 3,921 previously-granted restricted stock units in respect of her Board service that will vest according to their terms as long as she remains a member of the Board.
(e)In connection with the termination of Mr. Hart's employment, represents (i) the following Expedia Group compensation: $219,231 in cash severance, a $25,706 COBRA lump sum payment, and $29,671 representing the incremental value of RSUs subject to accelerated vesting under the Transition Agreement; (ii) the following trivago N.V. compensation in respect of Mr. Hart's 2022 service on the trivago Supervisory Board of Directors: $79,958 cash compensation and $833,000, representing the aggregate grant date fair value of trivago stock options computed in accordance with FASB ASC Topic 718; and (iii) the following GBT compensation in respect of Mr. Hart's 2022 service on the Board of Directors of Global Business Travel Group ("GBT"), in which Expedia Group is a minority investor: $21,250 cash compensation from GBT, and $160,000, representing the aggregate grant date fair value of GBT restricted stock units computed in accordance with FASB ASC Topic 718. See the section above titled “Compensation Discussion and Analysis- Severance” for a description of the Transition Agreement.

Expedia Group	64	2023 Proxy Statement

Executive Compensation
2022 Grants of Plan-Based Awards
During the 2022 fiscal year, the Compensation Committee approved stock option, PSU, and RSU awards for the named executive officers as follows:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price or Base Price of Option Awards ($/Share)	Closing Market Price on Date of Grant ($/Share)	Estimated Future Payouts Under Equity Incentive Plan Awards(#)	Grant Date Fair Value of Awards ($)(6)

Barry Diller Incremental Vesting RSUs(1)	3/21/2022	—	—	190.18	35,874	6,822,517
Julie Whalen Incremental Vesting RSUs(2)	9/28/2022	—	—	95.91	165,078	15,832,631
Robert Dzielak Incremental Vesting RSUs(1)	3/21/2022	—	—	190.18	11,474	2,182,125
Robert Dzielak PSUs(3)	3/21/2022	—	—	190.18	11,475	2,556,630
Lance Soliday Incremental Vesting RSUs(1)	3/21/2022	—	—	190.18	2,868	545,436
Lance Soliday PSUs(3)	3/21/2022	—	—	190.18	956	212,997
Eric Hart Incremental Vesting RSUs(4)	3/21/2022	—	—	190.18	12,793	2,432,973
Eric Hart PSUs(3)(5)	3/21/2022	—	—	190.18	12,793	2,850,280
(1)Represents the number of shares of Expedia Group common stock to be issued upon satisfaction of the vesting conditions, without taking into account shares withheld to cover taxes, if any. The Incremental Vesting RSUs vest in 16 equal installments over the four-year period beginning with the first vest of 6.25% on May 15, 2022, and continuing with an additional 6.25% vesting on the 15th day of the second month of each of the subsequent 15 fiscal quarters, subject to the executive officer's continued employment with the Company.
(2)Represents the number of shares of Expedia Group common stock to be issued upon satisfaction of the vesting conditions, without taking into account shares withheld to cover taxes, if any. The RSUs vest in full on September 26, 2026, subject to Ms. Whalen's continued employment with the Company through the vesting date.
(3)Represents the number of shares of Expedia Group common stock to be issued upon satisfaction of the conditions to vesting, without taking into account shares withheld to cover taxes, if any. The PSUs vest 100% on February 15, 2025, subject to the satisfaction of performance conditions that are tied to the Company's compound annual stock price growth rate, determined using a $189.55 starting price (the 30-day trailing average of Expedia Group’s common stock price through February 28, 2022) and an ending price based on a 30-day trailing average through December 31, 2024. The value shown assumes performance at target levels.
(4)Represents the number of RSUs that were granted to Mr. Hart on March 21, 2022, of which 3,198 were accelerated and vested and 7,996 were forfeited on October 1, 2022 in connection with the termination of his employment.
(5)Represents the number of PSUs that were granted to Mr. Hart on March 21, 2022, 8,529 of which were forfeited on October 1, 2022 in connection with the termination of his employment.
(6)These amounts reflect an estimate of the grant date fair value computed in accordance with FASB ASC Topic 718, and in accordance with the assumptions described in the “Stock-Based Compensation” section of “Note 2 - Significant Accounting Policies” in the notes to consolidated financial statements in the Company’s most recent Annual Report on Form 10-K. The grant date fair value of awards reflects an estimate as of the grant date and may not correspond to the actual value that will be recognized by the executive officers.

2023 Proxy Statement	65	Expedia Group

Executive Compensation
Outstanding Equity Awards at 2022 Year-End
The following table presents information concerning the stock options, RSUs, and PSUs held by our named executive officers as of December 31, 2022. The market value of the RSUs is based on the $87.60 closing price of Expedia Group common stock on the Nasdaq Stock Market on December 30, 2022.

		Option Awards				Stock Awards Equity Incentive Plan Awards

Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Barry Diller	02/25/2016	150,000(2)	—	105.13	02/25/2023	—	—
	02/28/2017	150,000(2)	—	119.04	02/28/2024	—	—
	02/28/2019	—	—	—	—	2,538(3)	222,329
	02/25/2021	—	—	—	—	22,098(4)	1,935,785
	03/21/2022	—	—	—	—	29,148(4)	2,553,365
Peter Kern	02/28/2020	—	—	—	—	7,922(3)	693,967
	02/28/2020	—	—	—	—	12,675(5)	1,110,330
	02/25/2021	—	—	—	—	1,000,000(6)	87,600,000
	02/25/2021	—	2,275,000(7)	157.18	02/25/2028	—	—
Julie Whalen	09/28/2022	—	—	—	—	165,078(8)	14,460,833
Robert Dzielak	02/28/2017	70,000(2)	—	119.04	02/28/2024	—	—
	03/02/2018	20,251(2)	—	104.50	03/02/2025	—	—
	03/02/2018	—	25,640(9)	104.50	03/02/2025	—	—
	02/28/2019	—	—	—	—	1,142(3)	100,039
	12/06/2019	—	—	—	—	5,914(10)	518,066
	02/28/2020	—	—	—	—	5,545(3)	485,742
	02/28/2020	—	—	—	—	8,873(5)	777,275
	02/25/2021	—	—	—	—	15,536(11)	1,360,954
	02/25/2021	—	—	—	—	8,738(4)	765,449
	03/21/2022	—	—	—	—	9,323(4)	816,695
	03/21/2022	—	—	—	—	11,475(12)	1,005,210
Lance Soliday	02/25/2016	5,387(2)	—	105.13	02/25/2023	—	—
	02/28/2017	11,739(2)	—	119.04	02/28/2024	—	—

Expedia Group	66	2023 Proxy Statement

Executive Compensation

		Option Awards				Stock Awards Equity Incentive Plan Awards

Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	03/02/2018	17,103(2)	—	104.50	03/02/2025	—	—
	02/28/2019	—	—	—	—	229(3)	20,060
	02/28/2020	—	—	—	—	634(5)	55,538
	02/28/2020	—	—	—	—	1,188(3)	104,069
	02/25/2021	—	—	—	—	1,072(11)	93,907
	02/25/2021	—	—	—	—	1,807(4)	158,293
	03/21/2022					956(12)	83,746
	03/21/2022					2,330(4)	204,108
Eric Hart	02/28/2017	13,043(2)	—	119.04	04/01/2024	—	—
	03/02/2018	19,004(2)	—	104.50	04/01/2024	—	—
	02/28/2020	—	—	—	—	3,169(5)	277,604
	11/12/2020	—	—	—	—	1,901(5)	166,528
	02/25/2021	—	—	—	—	11,547(11)	1,011,517
	03/21/2022	—	—	—	—	4,264(12)	373,526
(1)Represents the date on which the award grant was approved by the Compensation Committee or the Section 16 Committee, which was dissolved on July 26, 2019.
(2)Options, or RSUs, as the case may be, vest in four equal annual installments, beginning the February 15th following the grant date, and continuing on February 15 in each of the following three years.
(3)RSUs vest 25% on the February 15th following the grant date, and thereafter vest 6.25% on the 15th day of the second month of each succeeding fiscal quarter until fully vested.
(4)RSUs vest over four years in 16 equal installments with the first vest of 6.25% occurring the May 15th following the grant date and an additional 6.25% vesting on the 15th day of the second month of each of the next 15 fiscal quarters.
(5)PSUs vest on February 15, 2023, subject to the satisfaction of performance conditions tied to the Company's compound annual stock price growth rate, as determined with reference to the 30-day trailing average common stock price as of December 31, 2022.
(6)RSUs vest 50% on June 1, 2024; 25% on June 1, 2025; and 25% on June 1, 2026; subject to Mr. Kern's continued employment with the Company through each vesting date.
(7)Options vest 100% on June 1, 2024.
(8)RSUs vest in full on September 26, 2026, subject to Ms. Whalen's continued employment with the Company through the vesting date.
(9)Options vest on February 15, 2023.
(10)RSUs vest in full on December 15, 2023.
(11)PSUs vest 100% on February 14, 2024, subject to the satisfaction of performance conditions that are tied to the Company’s compound annual stock price growth rate, determined using a $140 starting price (the 30-day trailing average of Expedia Group’s common stock price through February 17, 2021) and an ending price based on a 30-day trailing average through December 31, 2023.
(12)PSUs vest 100% on February 15, 2025, subject to the satisfaction of performance conditions that are tied to the Company's compound annual stock price growth rate, determined using a $189.55 starting price (the 30-day trailing average of Expedia Group’s common stock price through February 28, 2022) and an ending price based on a 30-day trailing average through December 31, 2024.

2023 Proxy Statement	67	Expedia Group

Executive Compensation
2022 Options Exercised and Stock Vested
The following table displays exercised stock options and vested RSUs for the named executive officers during 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)

Barry Diller	—	—	26,698	3,472,586
Peter Kern	—	—	25,350	4,606,045
Julie Whalen	—	—	—	—
Robert Dzielak	86,895	8,353,496	31,534	5,242,223
Lance Soliday	2,338	242,404	4,156	609,877
Eric Hart(4)	—	—	48,709	6,603,883
(1)Value realized on exercise of options calculated by multiplying (i) the number of shares of Expedia Group common stock acquired upon exercise of the options by (ii) the difference between the (A) closing price of Expedia Group common stock on the Nasdaq Stock Market on the exercise date and (B) the exercise price of the options.
(2)Represents the gross number of shares acquired upon vesting of RSUs without taking into account any shares withheld to satisfy applicable tax obligations.
(3)Value realized on vesting of RSUs calculated by multiplying (i) the gross number of shares acquired upon vesting of RSUs by (ii) the closing price of Expedia Group common stock on the Nasdaq Stock Market on the vesting date, or if the Nasdaq Stock Market was closed for trading on the vesting date, the immediately preceding trading day.
(4)Under the terms of Mr. Hart's employment agreement and the Hart Transition Agreement, on October 1, 2022, 17,026 RSUs and 14,303 PSUs were forfeited and the vesting for 19,021 RSUs and 5,070 PSUs was accelerated, resulting in the acquisition of an aggregate 24,091 shares valued at $2,257,086.

Expedia Group	68	2023 Proxy Statement

Executive Compensation
Potential Payments Upon Termination or Change in Control
Certain of our named executive officers have entered into employment agreements and related equity award agreements that provide for salary continuation, accelerated equity award vesting, and other severance benefits in the event of a change in control of the Company or upon the termination of the executive’s employment with Expedia Group under specified circumstances. These plans and agreements are described below as they apply to our named executive officers.
Employment Agreement Severance Provisions
As of December 31, 2022, each of Mr. Dzielak, Mr. Kern and Ms. Whalen had an employment agreement with the Company. Neither Mr. Diller nor Mr. Soliday has an employment agreement with the Company.
Qualifying Termination
The employment agreements entered into by Mr. Dzielak, Mr. Kern and Ms. Whalen provide for certain benefits in the event the executive’s employment is terminated (i) by the Company without Cause (as defined below), or (ii) by the executive for Good Reason (as defined below), – each, a “Qualifying Termination,” which term excludes termination by virtue of death or disability (the consequences of which are summarized later in this section). The principal Qualifying Termination benefits corresponding to each of Mr. Dzielak, Mr. Kern and Ms. Whalen, along with their applicable conditions and restrictions, are described qualitatively in the summary immediately below, while the following section, entitled “Estimated Potential Payments Upon Termination or Change in Control” includes a quantitative, tabular presentation.
Salary
Expedia Group will continue to pay base salary (in equal, biweekly installments) from the date of the Qualifying Termination to:
•Mr. Dzielak and Ms. Whalen, for 12 months, except that Expedia Group may, at its sole discretion, choose to extend the payment period for Mr. Dzielak to 18 months (whether 12 or 18 months, the “Dzielak Continuation Period”); and
•Mr. Kern, through the later of (i) the remaining term of his employment agreement, up to a maximum of 36 months, or (ii) 12 months.
Equity Awards
With the exception of the awards described below, all equity holdings that otherwise would have vested during the 12-month period following the Qualifying Termination, will accelerate, with equity awards that vest less frequently than annually treated as though such awards vested annually; and all vested options (including those accelerated according to this paragraph) will remain exercisable through the later of (i) 18 months from the Qualifying Termination date, or (ii) the scheduled expiration date of the options. The exceptions are:
•PSUs granted to Mr. Kern on February 28, 2020. After a Qualifying Termination, PSUs vest on a pro-rated basis for each full month from the grant date through the first anniversary of the Qualifying Termination date.
•Stock options to purchase 2,2750,000 shares of Company shares, granted to Mr. Kern on February 25, 2021 (the “2021 Kern Option Award”). After a Qualifying Termination, or after a termination due to Mr. Kern’s death or disability at any time after June 1, 2022, the 2021 Kern Option Award will vest in full remain exercisable until the earlier of (i) the two-year anniversary of the termination date, or (ii) the expiration of the Kern Option Award’s original seven-year term.
•RSU Award covering 1,000,000 Shares, granted to Mr. Kern on February 25, 2021 (the “2021 Kern RSU Award”). After a Qualifying Termination, or after a termination due to Mr. Kern’s death or disability, the 2021 Kern RSU Award will vest in share amounts that correspond to the award’s respective tranches, and the termination date, as set forth below.

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Executive Compensation

		Termination Date
Award	Vesting Date	June 1, 2022 through May 31, 2023	June 1, 2023 through May 31, 2024	June 1, 2024 through May 31, 2025	June 1, 2025 through May 31, 2026

500,000 RSUs (Tranche 1)	June 1, 2024	500,000	500,000	N/A	N/A
250,000 RSUs (Tranche 2)	June 1, 2025	200,000	250,000	250,000	N/A
250,000 RSUs (Tranche 3)	June 1, 2026	166,666	208,611	250,000	250,000
Whalen Equity Awards
Initial RSU Award. In connection with her appointment as Chief Financial Officer of the Company, Ms. Whalen was granted an award of 165,078 restricted stock units on September 28, 2022, with a vest date of September 26, 2026, subject to Ms. Whalen’s continued employment with the Company (the "Whalen Initial RSU Award”). In the event of a Qualifying Termination, the Initial RSU Award will accelerate and vest in full. In addition, If Ms. Whalen terminates her employment for any reason other than good reason, then the Whalen Initial RSU Award will vest to the extent the award would have vested had the award vested quarterly in equal installments through the termination date.
Director RSUs. Prior to her appointment as Chief Executive Officer of the Company, Ms. Whalen was entitled to receive standard non-employee director compensation in accordance with the Company's compensation policies and practices for the Board, which included annual grants of restricted stock units on June 1 that vest in equal installments on the first three anniversaries of the grant date, subject to Ms. Whalen’s continued service as a member of the Board (the "Whalen Director RSUs"). In the event of a Change in Control (as defined in the Expedia Group 2005 Plan), the Whalen Director RSUs will vest in full. If Ms. Whalen ceases to be a member of the Expedia Group Board of Directors or otherwise provide services to the Company, the Whalen Director RSUs will be forfeited.
COBRA Benefit
Upon a Qualifying Termination, Expedia Group will pay a lump sum amount equal to the cost of COBRA health insurance coverage for 12 months in the case of Mr. Kern and Ms. Whalen, and for the Dzielak Continuation Period in the case of Mr. Dzielak.
Conditions and Restrictions
The Qualifying Termination benefits described above are conditioned upon Mr. Dzielak, Mr. Kern and Ms. Whalen (respectively) executing a release of claims agreement and, (i) in the case of Messrs. Dzielak and Kern, complying with non-compete and non-solicitation restrictions during the period beginning on the Qualifying Termination date and ending at conclusion of the Dzielak Continuation Period in Mr. Dzielak’s case, and after 18 months in Mr. Kern’s case, and (ii) in the case of Ms. Whalen, complying with non-solicitation restrictions during the term of her employment.
Any cash payments made in connection with the severance provisions described above will be offset by any cash amounts earned from other employers during the applicable period.
“Cause” and “Good Reason”
The Dzielak, Kern and Whalen employment agreements include substantially similar definitions of “cause” and “good reason”, the material elements of which are summarized as follows:
•“Good Reason” means the occurrence of any of the following without the executive’s consent (i) the Company’s material breach of any material provision of the executive’s employment agreement; (ii) the material reduction in the executive’s title, duties or reporting responsibilities; (iii) a material reduction in the executive’s base salary; or (iv) the relocation of the executive’s principal place of employment beyond a specified distance from the Seattle metropolitan area; in each case, following a requisite notice and cure period in favor of the Company.

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•“Cause” means the executive’s (i) plea of guilty or nolo contendere to, conviction for, or the commission of, a felony offense; (ii) material breach of a fiduciary duty owed to the Company or any of its subsidiaries; (iii) material breach of any of the covenants made pursuant to the executive’s employment agreement; (iv) willful or gross neglect of the material duties required by the executive’s employment agreement; or (v) knowing and material violation of any Company policy pertaining to ethics, legal compliance, wrongdoing or conflicts of interest, subject to certain qualifications.
Death or Disability
With the exception of the equity awards granted to Mr. Kern on February 25, 2021, in the event of termination of employment due to death or disability (as such termination is described in the Expedia Group 2005 Plan), vesting of all outstanding equity awards held by Expedia Group employees, including the named executive officers, will accelerate. The treatment of Mr. Kern’s February 2021 equity awards upon his death or disability are described above under “Employment Agreement Severance Provisions — Equity Awards.”
Expedia Group 2005 Plan Change in Control Equity Acceleration
Equity granted before June 2020
Pursuant to the Expedia Group 2005 Plan, which was in effect until June 2020, in the event of a “change in control” (as defined below), outstanding equity awards granted before June 2020 and held by employees with a title of Senior Vice President or above, including each of our named executive officers, will become fully vested and, in the case of options, fully exercisable (“Single Trigger Event”). With respect to a Single Trigger Event, any restrictions applicable to restricted stock and RSUs will lapse, and RSUs will be considered earned and payable in full and will be settled in cash or shares of Expedia Group common stock as promptly as practicable, except to the extent such settlement must be delayed pursuant to the rules and regulations of Section 409A of the Code.
The Expedia Group 2005 Plan defines a “change in control” as follows:
•another party, other than Mr. Diller or his respective affiliates, acquires the beneficial ownership of at least 50% of the Company’s outstanding voting stock, with certain exceptions;
•the members of the Board as of the date the Expedia Group 2005 Plan was approved by the Board (the “incumbent Board members”) cease to constitute a majority of the Board (with replacement directors that are endorsed by a majority of the Company directors who are incumbent Board members generally counting as incumbent Board members);
•the Company consummates a merger, reorganization or consolidation with another party, or the sale or other disposition of all or substantially all of the Company’s assets or the purchase of assets or stock of another entity (“Business Combination”), unless (A) all or substantially all of the beneficial stockholders of the Company immediately prior to such Business Combination retain more than 50% of the combined voting power of the outstanding voting securities of the entity resulting from the Business Combination in substantially the same proportions as their ownership of voting stock immediately prior to such Business Combination, (B) no person (excluding Mr. Diller and his respective affiliates, any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns more than a majority of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership of the Company existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or equivalent governing body, if applicable) of the entity resulting from the Business Combination were incumbent Board members at the time of the initial agreement or Board action providing for such Business Combination; or
•the Company’s stockholders approve the complete liquidation or dissolution of the Company.
Equity granted after June 2020
On June 10, 2020, the Company’s stockholders approved amendments to the Expedia Group 2005 Plan (the “Amended 2005 Plan”). Pursuant to the Amended 2005 Plan, in the event of a change in control of the Company:
•If an equity award granted under the Amended 2005 Plan is not converted, assumed, substituted or continued by the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be, then immediately prior to the change in control such award, will become fully vested and, in the case of options, fully exercisable; and

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Executive Compensation
•If an equity award granted under the Amended 2005 Plan is converted, assumed, substituted or continued by the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be, and if such award is held by an officer of the Company (and not the Company’s subsidiaries or affiliates) with a title of Senior Vice President or above, including each of our named executive officers, upon the executive’s termination of employment during the two-year period following such change in control by the Company other than for cause or disability or by the participant for good reason (as such terms are defined in the Amended 2005 Plan), outstanding equity awards held by such executive will become fully vested as described above with respect to a Single Trigger Event above.
The definition of “change in control” was not amended in connection with the approval of the Amended 2005 Plan.
Incremental Vesting Equity Awards
Other than new-hire grants or special equity awards, stock option and RSU awards granted to employees prior to 2019, including the named executive officers, have historically been subject to incremental vesting whereby 25% of the stock option or RSU award vests and, in the case of stock options, become exercisable in each of the four years following the grant, subject to continued service with the Company through each applicable vesting date (“Incremental Vesting Equity Awards”). RSU awards that were granted to employees, including the named executive officers, in 2021 generally vest 25% in the first year following the grant and 6.25% each quarter thereafter until fully vested. RSU awards that were granted to employees, including the named executive officers after 2021 generally vest 6.25% each quarter following the grant date until fully vested.
Each of our named executive officers held Incremental Vesting Equity Awards that were unvested as of December 31, 2022. In the event of a change in control, these equity awards vest as described in the section above entitled “Expedia Group 2005 Plan Change in Control Equity Acceleration”, and, if applicable, in the section above entitled “Employment Agreement Severance Provisions” upon a Qualifying Termination, or the section above entitled “Death or Disability” upon termination due to death or disability.
Performance Stock Unit Awards
In the event of a change in control, unvested PSU awards vest as described immediately above, in “Expedia Group 2005 Plan Change in Control Equity Acceleration” and unless otherwise provided in the applicable award agreement or other agreement with the participant, the number of PSUs that vest is calculated at the target level if the change in control occurs before the completion of fifty percent of the applicable performance period, or at the actual performance level through the date of the change in control, if the change of control occurs after completion of fifty percent of the applicable performance period.

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Executive Compensation
Estimated Potential Payments Upon Termination or Change in Control
The table below describes and quantifies certain amounts that would become payable to our named executive officers (other than Mr. Hart) upon certain terminations of employment or change in control events, in each case assuming that the relevant event occurred on December 31, 2022. These amounts, which exclude the effect of any applicable taxes, are based on:
•the named executive officer’s base salary as of December 31, 2022;
•the stock options, RSUs, and PSUs held by the named executive officer as of December 31, 2022; and
•the closing price of Expedia Group common stock on December 30, 2022 ($87.60).
These figures are estimates of the incremental amounts that would be paid to the executive upon such an event. Any actual amounts payable can only be determined at the time of the relevant event. In addition to these amounts, certain other amounts and benefits generally payable and made available to other Company employees upon termination of employment, including payments for accrued but unpaid salary, will generally be payable to our named executives.

Name and Benefits	Qualifying Termination(1) ($)	Stock Price Performance Goal Satisfied (w/ Qualifying Termination)(2) ($)	Death or Disability ($)	Change in Control(3) ($)	Change in Control Plus Awards Not Assumed, and Termination within 2 years(4) ($)

Barry Diller
Incremental Vesting Equity Awards	—	—	4,711,479	222,329	4,489,150
Total Estimated Incremental Value	—	—	4,711,479	222,329	4,489,150
Peter Kern
Cash Severance (salary)	1,308,743	—	—	—	—
COBRA Benefit	26,778	—	—	—	—
Incremental Vesting Equity Awards	555,209	—	693,967	693,967	—
Performance Stock Unit Awards(5)	—	0	0	0	—
2021 Kern RSU Award	75,919,942	—	75,919,942	—	87,600,000
2021 Kern Option Award	0	—	0	—	0
Total Estimated Incremental Value	77,810,672	—	76,613,909	693,967	87,600,000
Julie Whalen
Cash Severance (salary)	950,000	—	—	—	—
COBRA Benefit	26,778	—	—	—	—
Initial RSU Award(6)	14,460,833	—	14,460,833	—	14,460,833
Total Estimated Incremental Value	15,437,611	—	14,460,833	—	14,460,833
Robert Dzielak
Cash Severance (salary)(7)	1,425,000	—	—	—	—

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Executive Compensation

Name and Benefits	Qualifying Termination(1) ($)	Stock Price Performance Goal Satisfied (w/ Qualifying Termination)(2) ($)	Death or Disability ($)	Change in Control(3) ($)	Change in Control Plus Awards Not Assumed, and Termination within 2 years(4) ($)
COBRA Benefit(7)	28,058	—	—	—	—
Incremental Vesting Equity Awards	1,598,174	—	2,685,992	1,103,848	1,582,144
Performance Stock Unit Awards(8)	388,681	1,242,372(9)	2,754,845	388,681	2,366,164
Total Estimated Incremental Value	3,439,913	1,242,372	5,440,837	1,492,529	3,948,308
Lance Soliday(10)
Incremental Vesting Equity Awards	—	—	486,530	124,129	362,401
Performance Stock Unit Awards(8)	—	—	205,422	27,769	177,653
Total Estimated Incremental Value	—	—	691,952	151,898	540,054
(1)Qualifying Termination is described in the section above titled “Employment Agreement Severance Provisions - Qualifying Termination.” “COBRA Benefit” relates to the payment of a lump sum amount equal to the cost of COBRA health insurance coverage for 12 months upon the Qualifying Termination of Mr. Kern and Ms. Whalen; and in the case of Mr. Dzielak’s Qualifying Termination, the lump sum amount will correspond to the cost of COBRA coverage during the Dzielak Continuation Period.
(2)Represents the incremental amounts, above and beyond the corresponding amounts in the preceding "Qualifying Termination" column, payable by virtue of applicable performance goals having been satisfied in connection with a Qualifying Termination.
(3)Reflects accelerated vesting for awards granted to the named executive officers before June 2020 pursuant to the Amended 2005 Plan as described in the sections above titled “Expedia Group 2005 Plan Change in Control Equity Acceleration - Equity granted before June 2020” and “Performance Stock Unit Awards.”
(4)Reflects accelerated vesting for awards granted to the named executive officers after June 2020 pursuant to the Amended 2005 Plan as described in the section above titled “Expedia Group 2005 Plan Change in Control Equity Acceleration - Equity granted after June 2020” and “Performance Stock Unit Awards.”
(5)Reflects minimum 0% payout for PSUs with performance period that ended on December 31, 2022 after applicable threshold performance goals were not achieved.
(6)Assuming Ms. Whalen's termination of employment as of December 31, 2022 for any reason other than good reason, as further described in the section above titled "Employment Agreement Severance Provisions — Whalen Initial RSU Award," she would receive $903,802 in respect of the partial vesting of the Whalen Initial Equity Award. The termination for any reason other than good reason scenario is mutually exclusive to each of the other five scenarios represented in the header rows of this table.
(7)The amount of Cash Severance (salary) and Health and Benefits for Mr. Dzielak assumes that Expedia Group has chosen to extend the Dzielak Continuation Period to 18 months.
(8)Reflects minimum 50% payout for PSUs with performance period that ended on December 31, 2022 after applicable threshold performance goals were not achieved.
(9)For PSUs with performance period ending after December 31, 2022, reflects incremental value of 12-months forward vesting at target level. These PSUs will vest after the end of the applicable performance periods, with the number of PSUs vesting based on performance against applicable stock price goals at that time.
(10)Mr. Soliday has not entered into an employment agreement with the Company that provides for Qualifying Termination benefits; assuming however that Mr. Soliday received compensation consistent with the Company's Severance Guidelines, as described in the above section "Compensation Discussion and Analysis — Severance — Severance Guidelines", upon an assumed a Qualifying Termination on December 31, 2021, he would receive the following estimated supplemental amounts: $222,500 (Cash Severance), $13,389 (COBRA Benefit), $74,197 (Incremental Vesting Equity Awards), and $25,548 (Performance Stock Unit Awards); plus an additional $83,272 in respect of Performance Stock Unit Awards in the event that performance goals were satisfied in connection with the foregoing scenario.

As noted above in the section titled "Compensation Discussion and Analysis - Compensation Arrangements Relating to 2022 Chief Financial Officer Transition," Mr. Hart's employment with the Company ended on October 1, 2022 (the "Separation Date"), whereupon he became entitled to the payments, rights and benefits associated with a non-cause termination under his employment agreement, plus the accelerated vesting of an additional 2,957 Company restricted stock units pursuant to the Hart Transition

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Agreement. Mr. Hart's compensation from the Company in connection with his separation and pursuant to those agreements is shown in the table below:

Compensation	Amount
Cash Payments
Cash Severance(1)	$950,000
COBRA Lump Sum Payment	$25,706
Equity Value
Equity Awards — Accelerated Vesting(2)	$2,257,085
Performance Stock Unit Awards(3)	$1,481,333
Total	$4,714,124
(1)Value shown represents total cash severance amount. During 2022, Mr. Hart received $219,231 of the aggregate amount, which is reflected in the "All Other Compensation" column of the Summary Compensation Table.
(2)Represents the value, using the Company's share price as of the Separation Date, of the aggregate 24,091 shares acquired from the accelerated vesting of 19,021 RSUs and 5,070 PSUs.
(3)Represents the value of unvested PSUs retained by Mr. Hart following the Separation Date, the vesting of which remains conditioned upon the Company's achievement of applicable performance goals. The value shown reflects the Company's actual achievement against applicable performance goals through December 31, 2022 and thereafter assumes performance at target levels and is based on the Company's share price as of the Separation Date.

Additionally, as described above in the section titled "Compensation Discussion and Analysis - Compensation Arrangements Relating to 2022 Chief Financial Officer Transition," the Transition Agreement provided for compensation from trivago and GBT, respectively, in consideration of Mr. Hart's continuing service after the Separation Date on the trivago Board and the GBT Board, as shown in the table below:

Compensation	Amount
trivago Board Service
Annual Cash Compensation(1)	$267,750
Stock Options(2)	$833,000
GBT Board Service
Annual Cash Compensation(3)	$85,000
Restricted Stock Units(4)	$160,000
Total	$1,345,750
(1)Represents annual cash compensation of €250,000 converted to U.S. dollars using December 31, 2022 exchange rate. During 2022, Mr. Hart received the pro rated amount of $79,958 for his trivago Board service after the Separation Date and this amount is reflected in the "All Other Compensation" column of the Summary Compensation Table.
(2)Represents the aggregate grant date fair value of 1,000,000 trivago stock options computed in accordance with FASB ASC Topic 718. The options vest over a three year period, subject to Mr. Hart's continued service as a member of the trivago Board.
(3)Represents annual cash fees under the GBT Non-Employee Director Compensation Policy. During 2022, Mr. Hart received the pro-rated amount of $21,250 for his GBT Board service 2022 after the Separation Date and this amount is reflected in the "All Other Compensation" column of the Summary Compensation Table.
(4)Represents the aggregate grant date fair value of 20,834 GBT restricted stock units computed in accordance with FASB ASC Topic 718 and awarded in accordance with the GBT Non-Employee Director Compensation Policy. The restricted stock units vest in full on the date of GBT's 2023 annual stockholders meeting, subject to Mr. Hart's continued service as a member of the GBT Board.

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Executive Compensation
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations, we are providing the information below regarding the ratio of the annual total compensation of our median compensated employee to that of our Vice Chairman/Chief Executive Officer (the “CEO Pay Ratio”).
Identifying Our Median Compensated Employee
When determining our median compensated employee, we included the following compensation elements for our global employee population other than our Vice Chairman/Chief Executive Officer, including employees of our consolidated subsidiaries, as of November 1, 2022 (the “Determination Date”), using applicable foreign exchange rates in effect on the Determination Date:
•annual salary, which for hourly employees was calculated based on hourly rates and total scheduled 2022 hours as of the Determination Date, and for all other employees was calculated based on the salary in effect on the Determination Date;
•annual bonus (including cash incentive plan payments), which was calculated based on an employee’s target percentage times base salary in effect on the Determination Date; and
•equity-based compensation, which was calculated based on target equity award levels as of the Determination Date, taking into account an employee’s role and level.
On the Determination Date, our global employee population for purposes of the median employee determination was 16,254 employees, comprising 7,944 domestic and 8,310 international employees, and including both full-time and part-time employees, interns, trainees, and fixed term contractors who are paid directly by the Company. This determination process identified a median group of several employees, from which a representative employee was selected taking into account demographic characteristics that best represent a typical Expedia Group employee, including tenure, location, role and responsibilities.
Median Employee’s Total 2022 Compensation
Having identified our median compensated employee, we then calculated that employee’s actual 2022 total compensation in accordance with the SEC’s requirements for reporting named executive officer compensation in the 2022 Summary Compensation Table, resulting in 2022 annual total compensation of $102,986.
CEO’s Total 2022 Compensation
For the purposes of the 2022 CEO Pay Ratio disclosure, we used Mr. Kern’s 2022 total compensation, as reported in the Summary Compensation Table, for a total of $1,094,473.
2022 CEO Pay Ratio
The ratio of Mr. Kern’s annual total compensation for 2022 to the median employee's annual total compensation, determined as described above, was 11:1.
The pay ratio disclosure set forth above is a reasonable estimate calculated in a manner consistent with applicable SEC rules, based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the related pay ratio permit companies to use a wide range of methodologies, estimates and assumptions. As a result, the pay ratios reported by other companies may be based on other permitted methodologies and/or assumptions, and as a result, are likely not comparable to our pay ratio.

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Executive Compensation
Pay Versus Performance
SEC rules require us to provide the information below regarding compensation for Peter Kern, our Chief Executive Officer, and our other named executive officers for each of the covered fiscal years listed below. For purposes of this disclosure, Mr. Kern is referred to as our “PEO” (principal executive officer) and the other named executive officers as a group for each of the covered fiscal years are referred to as our “Non-PEO NEOs.”
Two Compensation Calculation Methodologies: SCT and CAP. SEC rules require that for each covered fiscal year, we include both (i) total compensation as calculated under SEC rules for the summary compensation table (“SCT Total”), and (ii) compensation calculated using the methodology required by the SEC, referred to as Compensation Actually Paid (“CAP”). The difference between the SCT Total and the CAP amounts for our PEO and Non-PEO NEOs relates solely to the fluctuations in the valuation of the equity component included.
Valuation of Equity for SCT and CAP Totals. For the SCT Total, the value of equity included is the fair value of equity awards granted during the relevant fiscal year (as reported in the "Stock Awards" and "Option Awards" columns of the summary compensation table). For the CAP total on the other hand, the value of the equity included is calculated as the sum of the following items, adjusted to deduct any values related to prior fiscal year awards forfeited during the covered fiscal year:
•Awards granted during the relevant fiscal year that were still outstanding and unvested at year’s end: the year-end fair value.
•Awards granted during prior fiscal years that were still outstanding and unvested as of the applicable year-end: the change in value as of the applicable year-end compared with the prior year-end.
•Awards granted during the relevant fiscal year that vested during such year: the value as of the vesting date.
•Awards granted during prior fiscal years that vested during the covered fiscal year: the change in value as of the vesting date compared with the prior year-end.
•Awards granted during prior fiscal years that were modified during the applicable fiscal year: the incremental fair value as of the modification date.
See Footnote 4 below for a reconciliation of the SCT totals to CAP totals and details regarding the calculation of the equity components for each. For further information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”
Pay versus Performance Table

Year	SCT Total Compensation for PEO (Mr. Kern)	CAP to PEO (Mr. Kern)(4)	Average SCT Total for Non-PEO NEOs(1)	Average CAP to Non-PEO NEOs(1)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)	Stock Price Performance(3)
					Total Share-holder Return(2)	Peer Group Total Share-holder Return(2)
2022	$1,094,473	($235,842,293)	$7,743,883	($6,052,486)	$81.33	$81.50	$343	(52)%
2021	$296,247,749	$382,114,030	$5,343,670	$16,835,835	$167.78	$134.41	$15	36%
2020	$4,200,686	$9,448,369	$3,143,963	$10,476,047	$122.92	$137.32	($2,728)	22%
(1)Non-PEO NEOs. For 2020 and 2021, the Non-PEO NEOs were Messrs. Diller, Hart, Dzielak, and Soliday. For 2022, the Non-PEO NEOs were the same executives, plus Ms. Whalen.
(2)Value of fixed investments methodology. Assumes a hypothetical $100 investment on December 31, 2019 and reflects the cumulative total return to holders of Expedia Group’s common stock and the cumulative total returns of the RDG (Research Data Group) Internet Composite Index, which is the industry peer group included in the Stock Performance Graph in our Annual Report on Form 10-K for the year December 31, 2022.
(3)Stock Price Performance. Reflected as a percentage calculated by dividing the difference between (i) the closing price of one share of Expedia Group common stock on the last trading day of the applicable fiscal year and (ii) the price on the last trading day of the prior fiscal year, by the closing price of the share on the last trading day of the prior fiscal year.

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Executive Compensation
(4)Compensation Actually Paid (CAP). The dollar amounts reported represent the amount of “compensation actually paid” ("CAP"), as computed in accordance with SEC rules and do not reflect the actual amount of compensation earned or received by or paid to our named executive officers during the applicable fiscal year. To calculate CAP in accordance with SEC rules, the following amounts were deducted from, and added to, the applicable SCT totals:
Mr. Kern (PEO) — Reconciliation of SCT Total to CAP Total

Year	SCT Total Compensation	-	Grant Date Fair Value of Awards Granted During Year(i)	+	Value of Equity Calculated Using SEC Specified Methodology(ii)(iii)	=	CAP Total
2022	$1,094,473	(-)	$0	(+)	($236,936,766)	(=)	($235,842,293)
2021	$296,247,749	(-)	$294,567,250	(+)	$380,433,531	(=)	$382,114,030
2020	$4,200,686	(-)	$4,047,285	(+)	$9,294,968	(=)	$9,448,369
Non-PEO NEOs (Average) — Reconciliation of SCT Total to CAP Total

Year	Avg. SCT Total Compensation	-	Avg. Grant Date Fair Value of Awards Granted During Year(i)	+	Avg. Value of Equity Calculated Using SEC Specified Methodology(ii)(iii)	=	Avg. CAP Total
2022	$7,743,883	(-)	$6,687,118	(+)	($7,109,251)	(=)	($6,052,486)
2021	$5,343,670	(-)	$4,535,765	(+)	$16,027,929	(=)	$16,835,835
2020	$3,143,963	(-)	$2,427,918	(+)	$9,760,002	(=)	$10,476,047
(i)    Represents the amounts reported in the Stock Awards and Option Awards columns of the SCT for the applicable fiscal year. As described above with regard to the SEC’s definitions, when calculating CAP these amounts are first deducted from the SCT Total for the relevant fiscal year.
(ii) Represents the value of equity calculated according to the SEC’s specified CAP methodology. As described above, when calculating CAP for Mr. Kern (PEO) and the average CAP for the Non-PEO NEO’s as a group, the value of included equity is calculated by adding or subtracting the various items reflected in the following tables:
Mr. Kern (PEO) — CAP Fair Value of Equity Calculation

Year	YE Value of Current Year Awards Outstanding as of YE	+	Change in Value as of YE for Prior Year Awards Outstanding as of YE	+	Change in Value as of Vesting Date for Prior Awards That Vested During the Year	+	Value as of Vesting Date for Current Year Awards That Vested During the Year	-	Value as of Prior YE for Prior Year Awards Forfeited During the Year	+	Incremental Value of Prior Year Awards Modified During the Year	=	Value of Equity for CAP Purposes
2022	$0	(+)	($227,925,560)	(+)	$24,793	(+)	$0	(-)	$9,036,000	(+)	$0	(=)	($236,936,766)
2021	$372,605,848	(+)	$6,049,939	(+)	$1,777,744	(+)	$0	(-)	$0	(+)	$0	(=)	$380,433,531
2020	$6,868,968	(+)	$2,426,000	(+)	$0	(+)	$0	(-)	$0	(+)	$0	(=)	$9,294,968

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Executive Compensation
Non-PEO NEOs — CAP Fair Value of Equity Calculation

Year	Avg. YE Value of Current Year Awards Outstanding as of YE	+	Avg. Change in Value as of YE for Prior Year Awards Outstanding as of YE	+	Avg. Change in Value as of Vesting Date for Prior Awards That Vested During the Year	+	Avg. Value as of Vesting Date for Current Year Awards That Vested During the Year	-	Avg. Value as of Prior YE for Prior Year Awards Forfeited During the Year	+	Avg. Incremental Value of Prior Year Awards Modified During the Year	=	Avg. Value of Equity for CAP Purposes
2022	$3,679,422	(+)	($9,950,340)	(+)	($562,349)	(+)	$315,002	(-)	$596,921	(+)	$5,934	(=)	($7,109,251)
2021	$4,753,322	(+)	$6,690,022	(+)	$3,996,658	(+)	$587,928	(-)	$0	(+)	$0	(=)	$16,027,929
2020	$2,917,833	(+)	$7,540,466	(+)	($1,141,316)	(+)	$0	(-)	$0	(+)	$443,018	(=)	$9,760,002
(iii) Equity valuation assumptions: Time-vested stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of the grant date. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Market-based restricted share units, market-based stock options, and market-based performance share units grant date fair values are calculated based on Monte Carlo simulations as of the grant date. Adjustments have been made to the inputs of Monte Carlo simulations using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Time-vested restricted share unit grant date fair values are calculated using the stock price as of the grant date. Adjustments have been made using the stock price as of year-end and as of each vest date.
Most Important Measures Linking Compensation Actually Paid During 2022 to Company Performance
The three measures listed below represent the most important financial and non-financial performance measures used to link 2022 compensation actually paid to Company performance. For further information regarding these performance metrics and their function in our executive compensation program, please see “Compensation Discussion and Analysis” beginning on page 50.

2022 Most Important Measures

Stock Price Performance
Adjusted EBITDA
Operational Efficiency

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Executive Compensation
Relationship Between Compensation Actually Paid and Financial Performance Measures
The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance table above.
CAP versus Stock Price Performance
CAP versus Company TSR and Peer Group TSR

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Executive Compensation
CAP versus Net Income

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Certain Relationships and Related Person Transactions
Certain Relationships and Related Person Transactions
Review and Approval or Ratification of Related Person Transactions
Under the Audit Committee’s charter, and consistent with Nasdaq rules, any “related person transaction” must be reviewed and approved or ratified by the Audit Committee. Related persons include the Company’s executive officers, directors, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. Related person transactions are transactions that meet the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person or entity has a direct or indirect material interest). While we have no written policy, when a potential related person transaction is identified, management presents it to the Audit Committee to determine whether to approve or ratify. When determining whether to approve, ratify, disapprove or reject any related person transaction, the Audit Committee considers all relevant factors, including the extent of the related person’s interest in the transaction, whether the terms are commercially reasonable and whether the related person transaction is consistent with the best interests of the Company and its stockholders.
The legal and accounting departments work with business units throughout the Company to identify potential related person transactions prior to execution. In addition, the Company takes the following steps with regard to related person transactions:
•On an annual basis, each director, director nominee and executive officer of the Company completes a Director and Officer Questionnaire that requires disclosure of any transaction, arrangement or relationship with the Company during the last fiscal year in which the director or executive officer, or any member of his or her immediate family, had a direct or indirect material interest.
•Each director, director nominee and executive officer is expected to promptly notify the Company’s legal department of any direct or indirect interest that such person or an immediate family member of such person had, has or may have in a transaction in which the Company participates.
•The Company performs a quarterly search of its accounts payable, accounts receivable and other databases to identify any other potential related person transactions that may require disclosure.
•Any reported transaction that the Company’s legal department determines may qualify as a related person transaction is referred to the Audit Committee.
If any related person transaction is not approved, the Audit Committee may take such action as it may deem necessary or desirable in the best interests of the Company and its stockholders.

Relationships Involving Significant Stockholders, Named Executive Officers and Directors
Relationships Involving Mr. Diller
As of the date of this Proxy Statement, shares of the Company’s Class B common stock (the “Class B Shares”) were held by each of (i) a trust over which Mr. Diller has sole investment and voting power, (ii) a grantor retained annuity trust, over which Mr. Diller has sole investment power and Mr. Diller’s spouse has sole voting power, and (iii) and The Diller Foundation d/b/a The Diller - von Furstenberg Family Foundation (the “Family Foundation”), on whose board of directors Mr. Diller and certain of his family members serve as directors.
Pursuant to the Second Amended and Restated Governance Agreement by and between the Company and Mr. Diller, dated as of April 15, 2019, as amended, (the "Governance Agreement") subject to limited exception, no current or future holder of the Class B Shares may participate in, or vote in favor of, or tender shares into, any change of control transaction involving at least 50% of the outstanding shares or voting power of capital stock of the Company, unless such transaction provides for the same per share consideration and mix of consideration (or election right) and the same participation rights for shares of Class B common stock and shares of Expedia Group common stock. At the 2019 Annual Meeting of the Company’s stockholders, the Company's stockholders approved a proposal to amend the Company's certificate of incorporation to reflect the aforementioned transfer restrictions,

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Certain Relationships and Related Person Transactions
automatic conversion provisions and change-of-control restrictions reflected in the Governance Agreement. In addition, on January 19, 2022, the Delaware Court of Chancery entered an Order and Final Judgment approving a proposed settlement set forth in a Stipulation of Compromise and Settlement (the "Settlement Agreement"), dismissing claims raised against certain current and former members of the Board of Directors and officers of the Company in the consolidated action captioned In re Expedia Group Stockholders Litigation (the "Delaware litigation"). Pursuant to the Settlement Agreement, Mr. Diller, the other defendants, the Special Litigation Committee of the board of directors formed to, among other things, investigate and evaluate the claims in the Delaware Litigation, and the Company agreed to the following governance and related provisions, among others:
•Board and Executive Management Composition. Board and Executive Management Composition. Prior to Mr. Diller’s departure from all roles at the Company (“Mr. Diller’s Departure”), no more than two of Mr. Diller’s immediate family members (including Mr. Diller) will serve on the Company’s board of directors at any time. Following Mr. Diller’s Departure (a) no immediate family member of Mr. Diller will serve in an executive position at the Company or as chair of the Company’s board of directors and (b) no more than one Diller family member will serve on the board of directors at any time. The Company agreed that, following Mr. Diller’s Departure, in the event that no family member of Mr. Diller is serving on the Company’s board, the Company will nominate one Diller family member or family-designated representative to serve on the board of directors (subject to the support of two-thirds of the independent directors if the new nominee is a Diller family member), so long as Mr. Diller, his family members and certain related parties (collectively with Mr. Diller and his family members, “Diller-related persons”) in aggregate own at least 5% of the Company’s outstanding common equity or a 15% voting interest in the Company.
The following provisions apply following Mr. Diller’s Departure:
•Limitation on Voting Power of Class B Common Shares on Certain Matters. The voting percentage cast by Class B common shares held or controlled by Diller-related persons on specified matters will be limited to 20% of the total voting power of the outstanding common shares. The specified matters are (a) any merger, sale or other extraordinary transaction requiring Company stockholder approval (with any excess shares to be voted in proportion to votes cast by common shares not held by Diller-related persons) and (b) the election of any director-nominee not supported by a majority of the board of directors (with any excess shares to be voted in proportion to votes cast by common shares not held by Diller-related persons or others soliciting proxies in respect of one or more nominees not nominated by the Company’s board of directors).
•Provisions Relating to Sales of Class B Common Shares. Before any sale by Mr. Diller or other Diller-related persons of Class B common shares representing 10% or more of the Company’s total voting power, the Company will have the opportunity to offer to purchase the shares, and also to accept or reject any counteroffer that the Diller-related person may make, subject to certain procedures. If the Company does not buy the shares, the selling party will have 10 months following conclusion of the first offer process to sell or agree to sell the shares for not less than the price (if any) offered by the Company, after which the Company’s right of first offer will again apply.
•The Company agreed to cooperate reasonably in connection with any sale of Class B common shares by Mr. Diller or other Diller-related persons and to use its reasonable efforts to permit any such sale to be completed promptly. Subject to the acquiror agreeing to a customary standstill at 30% of the Company’s total voting power and absent certain fiduciary duty determinations, the Company’s obligations include granting a waiver of Section 203 of the Delaware General Corporation Law, which following the acquisition could otherwise restrict certain “business combination” transactions with the acquiror.
Relationships Involving Expedia Group and IAC
Overview. Since the completion of the IAC/Expedia Group Spin-Off in 2005, Expedia Group and IAC have been related parties as Mr. Diller exerts significant influence over both entities by virtue of his role as Chairman and Senior Executive at both companies, the fact that he and certain members of his family collectively have sole voting and/or investment power over all shares of Expedia Class B common stock outstanding and his voting power at IAC. In connection with and following the Expedia Spin-Off, Expedia Group and IAC entered into certain arrangements, including arrangements regarding the sharing of certain costs, the use and ownership of certain aircraft and various commercial agreements, certain of which are generally described below.

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Certain Relationships and Related Person Transactions
Cost-Sharing Arrangements. In connection with the Expedia Spin-Off, IAC and Expedia Group had agreed, in light of Mr. Diller’s senior role at both companies and his anticipated use of certain resources to the benefit of both companies, to share certain expenses associated with such usage, as well as certain costs incurred by IAC in connection with the provision of certain benefits to Mr. Diller (the “Shared Costs”). Cost sharing arrangements in effect during 2022 provided that each of Expedia Group and IAC cover 50% of the Shared Costs, which both companies agreed best reflects the allocation of actual time spent (and time to be spent) by Mr. Diller between the two companies. Shared Costs include costs for personal use of cars and equipment dedicated to Mr. Diller’s use and expenses relating to Mr. Diller’s support staff. Costs in 2022 for which IAC billed Expedia Group in connection with these arrangements amounted to approximately $460,000.
Aircraft Arrangements. Each of Expedia Group and IAC currently holds a 50% ownership interest in three aircraft that may be used by both companies (the, “Aircraft”). In the fourth quarter of 2022, Expedia Group and IAC sold one such jointly-owned corporate aircraft and Expedia Group received approximately $9.5 million for its 50% share of the proceeds. Pursuant to an amended and restated operating agreement that allocates the costs of operating and maintaining the Aircraft between the parties, fixed costs are allocated 50% to each company and variable costs are allocated based on usage. Fixed and variable costs are generally paid by each company to third parties in accordance with the terms of the amended and restated operating agreement.
In the event Mr. Diller ceases to serve as Chairman of either Expedia Group or IAC, each of Expedia Group or IAC will have a put right (to the other party) with respect to its 50% ownership interest in the aircraft that it does not primarily use (with such determination to be based on relative usage over the twelve month period preceding such event), in each case, at fair market value for the relevant aircraft.
Members of the Aircraft flight crews are employed by an entity in which each of Expedia Group and IAC has a 50% ownership interest. Expedia Group and IAC share costs relating to flight crew compensation and benefits pro rata according to each company’s respective usage of the Aircraft, for which they are separately billed by the entity described above. In 2022, total payments of approximately $3.5 million were made to this entity by Expedia Group.
In addition, in December 2021, we entered into agreements pursuant to which we may use additional aircraft owned by a subsidiary of IAC on a cost basis. Total payments made to this entity by Expedia Group in 2022 amounted to approximately $1.1 million.
Commercial Agreements. Since the IAC/Expedia Group Spin-Off, Expedia Group has continued to work with some of IAC’s businesses pursuant to a variety of commercial agreements. Expedia Group believes that these arrangements are ordinary course and have been negotiated at arm’s length; and none these agreements, whether taken individually or together with similar agreements, involved revenues to (or payments from) Expedia Group businesses in excess of $120,000 in 2022.
Relationship Involving Mr. Altman
Mr. Altman is Chief Executive Officer of OpenAI. Expedia Group has entered into OpenAI’s standard software licensing agreement for business partners. The fees paid by Expedia Group to date pursuant to the agreement are less than $120,000.

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Other Matters
Other Matters
Equity Compensation Plan Information
The following table summarizes information, as of December 31, 2022, relating to Expedia’s equity compensation plans pursuant to which grants of stock options, restricted stock, RSUs or other rights to acquire shares may be granted from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(B)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)(C)

Equity compensation plans approved by security holders(2)	4,073,239	135.94(3)	8,147,035(4)
Equity compensation plans not approved by security holders(5)	6,032	—(6)	93,687
Total	4,079,271	—	8,240,722
(1)Excludes 1,946 securities with a weighted-average exercise price of $110.94 to be issued upon the exercise of outstanding stock options, which were granted pursuant to plans assumed by the Company in connection with the acquisition of HomeAway, Inc.
(2)Information relating to the Expedia Group 2005 Plan, and the Expedia Group, Inc. Employee Stock Purchase Plans (“ESPP”).
(3)Excludes the following equity-based awards outstanding as of December 31, 2022: (i) 6,941,005 securities issuable in connection with RSUs and PSUs (assuming target level performance) for which there is no related exercise price; (ii) grants of 11,728 SARs with a weighted-average exercise price of $105.28; and (iii) grants of 21,630 cash-settled RSUs.
(4)Includes 7,245,829 securities remaining available for issuance under the Expedia Group 2005 Plan, and 901,206 securities remaining available for issuance under the ESPP as of December 31, 2022. As of April 3, 2023, there were 2,999,021 securities remaining available for issuance under the Expedia Group 2005 Plan, and 774,118 securities remaining available for issuance under the ESPP.
(5)Includes the Director Deferred Compensation Plan, as described in the section above titled “Compensation of Non-Employee Directors—Non-Employee Director Deferred Compensation Plan”.
(6)Excludes outstanding share units for which there is no related exercise price.

Annual Reports
Expedia Group’s Annual Report to Stockholders for 2022, which includes Expedia Group’s Annual Report on Form 10-K for the year ended December 31, 2022 (not including exhibits) is available at www.proxyvote.com. Upon written request to Expedia Group, Inc., 1111 Expedia Group Way W., Seattle, Washington 98119, Attention: Corporate Secretary, Expedia Group will provide, without charge, a paper copy of the Annual Report to Stockholders for 2022. Expedia Group will furnish any exhibit contained in the Annual Report on Form 10-K upon payment of a reasonable fee. Stockholders may also review a copy of the Annual Report to Stockholders for 2022, including the Annual Report on Form 10-K (with exhibits), by accessing Expedia Group’s corporate website at www.expediagroup.com or Expedia Group's filings at www.sec.gov.
Householding
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to send one Notice of Internet Availability of Proxy Materials or set of printed proxy materials to any household at which two or more stockholders reside if they appear to be members of the same family or have given their written consent (each stockholder continues to receive a separate proxy card). This process, which is commonly referred to as “householding,” reduces the number of duplicate copies of materials stockholders receive and reduces printing and mailing costs. Only one copy of the Notice of Internet Availability of Proxy Materials or one set of our printed proxy materials, as applicable, will be sent to stockholders eligible for householding unless contrary instructions have been provided.

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Other Matters
Once you have received notice that your broker or the Company will be householding your materials, householding will continue until you are notified otherwise or you revoke your consent. You may request a separate copy of the Notice of Internet Availability of Proxy Materials and/or set of our printed proxy materials by sending a written request to Expedia Group, Inc., 1111 Expedia Group Way W., Seattle, Washington 98119, Attention: Corporate Secretary, or by calling (206) 679-7200.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice and/or set of our printed proxy materials, or you and another stockholder sharing the same address wish to participate in householding and prefer to receive one Notice of Internet Availability of Proxy Materials and/or set of our printed proxy materials, please notify your broker if you hold your shares in street name or the Company if you are a stockholder of record. Stockholders of record can notify us by sending a written request to Expedia Group, Inc., 1111 Expedia Group Way W., Seattle, Washington 98119, Attention: Corporate Secretary, or by calling (206) 679-7200.
Proposals by Stockholders at 2024 Annual Meeting
Any proposals of stockholders which are intended to be presented at our 2024 annual meeting of stockholders must be received by our Corporate Secretary at its principal executive offices at 1111 Expedia Group Way W., Seattle, Washington 98119, Attention: Corporate Secretary, on or before December 22, 2023 to be eligible for inclusion in our 2024 proxy statement and form of proxy. Such proposals must be submitted in accordance with Rule 14a-8 of the Exchange Act. If a stockholder intends to present a proposal at our 2024 annual meeting of stockholders without inclusion of that proposal in our 2024 proxy materials and written notice of the proposal is not received by our Corporate Secretary at our executive offices on or before March 7, 2024 or if we meet other requirements of the SEC rules, proxies solicited by the Board for our 2024 annual meeting of stockholders will confer authority on the proxy holders named therein to vote on the proposal at the meeting in their discretion. Additionally, notice of a solicitation of proxies for the 2024 annual meeting of stockholders in support of director nominees other than nominees recommended by our Nominating Committee must be received by our Corporate Secretary at our principal executive offices at 1111 Expedia Group Way W., Seattle, Washington 98119, Attention: Corporate Secretary, on or before April 1, 2024 pursuant to, and in accordance with, the requirements of Rule 14a-19 of the Exchange Act.
Seattle, Washington
April 21, 2023

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Appendix A
Appendix A
SIXTH AMENDED AND RESTATED EXPEDIA GROUP, INC. 2005 STOCK AND ANNUAL INCENTIVE PLAN
SECTION 1. PURPOSE; DEFINITIONS
The purposes of this Plan are to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock and incentive plan providing incentives directly linked to stockholder value. Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:
(a) “Affiliate” means any present or future corporation or other entity controlled by, controlling or under common control with, the Company
(b) “Affiliated Persons” means, with respect to any specified Person, (i) such specified Person’s parents, spouse, siblings, descendants, step children, step grandchildren, nieces and nephews and their respective spouses, (ii) the estate, legatees and devisees of such specified Person and each of the Persons referred to in clause (i), and (iii) any company, partnership, trust or other entity or investment vehicle controlled by any of the Persons referred to in clause (i) or (ii) or the holdings of which are for the primary benefit of any of such Persons.
(c) “Applicable Exchange” means the Nasdaq or such other securities exchange as may at the applicable time be the principal market for the Common Stock.
(d) “Award” means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, other stock-based award or Cash-Based Award granted pursuant to the terms of this Plan, including under the Company’s 2005 Stock and Annual Incentive Plan, as amended prior to the Effective Date.
(e) “Award Agreement” means a written or electronic document or agreement setting forth the terms and conditions of a specific Award.
(f) “Board” means the Board of Directors of the Company.
(g) “Cash-Based Award” means an Award denominated in a U.S. dollar amount.
(h) “Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) the willful or gross neglect by a Participant of his employment duties; (B) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony or equivalent offense by a Participant; (C) a material breach by a Participant of a fiduciary duty owed to the Company or any of its Subsidiaries or Affiliates; (D) a material breach by a Participant of any nondisclosure, non-solicitation or non-competition obligation owed to the Company or any of its Subsidiaries or Affiliates; or (E) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant’s Award Agreement. Notwithstanding the general rule of Section 2(c), following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.
(i) “Change in Control” has the meaning set forth in Section 10(b).
(j) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the U.S. Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.
(k) “Commission” means the U.S. Securities and Exchange Commission or any successor agency.

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Appendix A
(l) “Committee” has the meaning set forth in Section 2(a).
(m) “Common Stock” means common stock, par value $0.0001 per share, of the Company.
(n) “Company” means Expedia Group, Inc., a Delaware corporation or its successor.
 (o) “Disability” means (i) “Disability” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, “Disability” as determined by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code and, with respect to all Awards, to the extent required by Section 409A of the Code, Disability shall mean “disability” within the meaning of Section 409A of the Code.
(p) “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.
(q) “EBITA” means for any period, operating profit (loss) plus (i) amortization, including goodwill impairment, (ii) amortization of non-cash distribution and marketing expense and non-cash compensation expense, (iii) disengagement expenses, (iv) restructuring charges, (v) non cash write-downs of assets or goodwill, (vi) charges relating to disposal of lines of business, (vii) litigation settlement amounts and (viii) costs incurred for proposed and completed acquisitions.
(r) “EBITDA” means for any period, operating profit (loss) plus (i) depreciation and amortization, including goodwill impairment, (ii) amortization of non-cash distribution and marketing expense and non-cash compensation expense, (iii) disengagement expenses, (iv) restructuring charges, (v) non cash write-downs of assets or goodwill, (vi) charges relating to disposal of lines of business, (vii) litigation settlement amounts and (viii) costs incurred for proposed and completed acquisitions.
(s) “Eligible Individuals” means directors, officers, employees, consultants and other personal service providers of the Company or any of its Subsidiaries or Affiliates, and prospective directors, officers, employees, consultants and other personal service providers who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates.
(t) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
(u) “Fair Market Value” means, unless otherwise determined by the Committee, the closing price of a share of Common Stock on the Applicable Exchange on the date of measurement, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded, all as reported by such source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, provided that such determination shall be made in a manner consistent with any applicable requirements of Section 409A of the Code. The determination of fair market value for purposes of tax withholding may be made in the Company’s discretion, subject to applicable law, and need not be consistent with the determination of Fair Market Value for other purposes.
(v) “Free-Standing SAR” has the meaning set forth in Section 5(b).
(w) “Full Value Award” means an Award denominated in Shares, other than an Option or Stock Appreciation Right.
(x) “Grant Date” means (i) the date on which the Committee by resolution, written consent or other appropriate action selects an Eligible Individual to receive a grant of an Award and determines the number of Shares or the cash amount to be subject to such Award or the formula for earning a number of Shares or cash amount, or (ii) such later date as the Committee shall provide in such resolution, consent or action.
(y) “Incentive Stock Option” means any Option that is designated in the applicable Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code, and that in fact so qualifies.

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Appendix A
(z) “Individual Agreement” means an employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates, provided that such Individual Agreement has been approved by the Committee.
 (aa) “Nasdaq” means the Nasdaq Stock Market.
(bb) “Nonqualified Option” means any Option that is not an Incentive Stock Option.
(cc) “Option” means an Award described under Section 5.
(dd) “Participant” means an Eligible Individual to whom an Award is or has been granted.
(ee) “Performance Goals” means the performance goals established by the Committee in connection with the grant of an Award. Such goals may be based on the attainment of one or any combination of the following or such other performance criteria as may be selected by the Committee: specified levels of earnings per share from continuing operations, net profit after tax, EBITDA, EBITA, gross profit, cash generation, unit volume, market share, sales, including hotel room night bookings or air tickets sold, asset quality, earnings per share, operating income, revenues, return on assets, return on operating assets, return on equity, profits, total stockholder return (measured in terms of stock price appreciation and/or dividend growth), cost saving levels, marketing-spending efficiency, core non-interest income, change in working capital, return on capital, stock price and/or environmental, social, and governance or diversity, equity and inclusion criteria, with respect to the Company or any Subsidiary, Affiliate, division or department of the Company. Such Performance Goals also may be based upon the attaining of specified levels of Company, Subsidiary, Affiliate or divisional performance under one or more of the measures described above, or such other performance criteria as may be selected by the Committee, relative to the performance of other entities, divisions or subsidiaries.

(ff) “Permitted Holders” means any one or more of (i) Barry Diller, (ii) each of the respective Affiliated Persons of Barry Diller and (iii) any Person a majority of the aggregate voting power of all the outstanding classes or series of the equity securities of which are beneficially owned by any one or more of the Persons referred to in clauses (i) or (ii).
(gg) “Person” means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.
(hh) “Plan” means this Sixth Amended and Restated Expedia, Group Inc. 2005 Stock and Annual Incentive Plan, as set forth herein and as hereafter amended from time to time. Where the context so requires, references to the “Plan” shall include the Company’s 2005 Stock and Annual Incentive Plan, as amended prior to the Effective Date.
(ii) “Restricted Stock” means an Award described under Section 6.
(jj) “Restricted Stock Units” means an Award described under Section 7.
(kk) “Retirement” means, unless otherwise provided in an Award Agreement, retirement from active employment with the Company, a Subsidiary or Affiliate at or after the Participant’s attainment of age 65.
(ll) “RS Restriction Period” has the meaning set forth in Section 6(b)(ii).
(mm) “Share” means a share of Common Stock.
(nn) “Stock Appreciation Right” has the meaning set forth in Section 5(b).
(oo) “Subsidiary” means any present or future corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.
 (pp) “Substitute Awards” means Awards granted in assumption of, or in substitution or exchange for, awards previously granted by a company or other entity acquired by the Company or any of its Subsidiaries or Affiliates or with which the Company or any of its Subsidiaries or Affiliates combines. Substitute Awards may be granted on such terms as the Committee deems

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appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted, notwithstanding limitations on Awards in the Plan.
(qq) “Tandem SAR” has the meaning set forth in Section 5(b).
(rr) “Term” means the maximum period during which an Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award Agreement.
(ss) “Termination of Employment” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, if a Participant’s employment or service with, or membership on a board of directors of, the Company and its Subsidiaries and Affiliates terminates but such Participant continues to provide services to the Company or a Subsidiary or an Affiliate in a non-employee director capacity or as an employee or other service provider, as applicable, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Subsidiaries and Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. Notwithstanding the foregoing, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.
SECTION 2. ADMINISTRATION
(a) Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate (the “Committee”), which committee shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board. The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Among other things, the Committee shall have the authority, subject to the terms of the Plan:
(i) to select the Eligible Individuals to whom Awards may from time to time be granted;
(ii) to determine whether and to what extent Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, other stock-based awards, Cash-Based Awards or any combination thereof, are to be granted hereunder;
(iii) to determine the number of Shares to be covered by each Award granted hereunder or the amount of any Cash-Based Award;
(iv) to determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;
(v) subject to Section 12, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;
(vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(vii) to accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;
(viii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);
(ix) to establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable;
 (x) to decide all other matters that must be determined in connection with an Award; and

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(xi) to otherwise administer the Plan.
(b) Procedures.
(i) The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and subject to Section 11, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person(s) or body selected by it. References to the Committee within the Plan shall include any such duly appointed delegate of the Committee.
(ii) Subject to any applicable law, regulation or listing standard, any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.
(c) Discretion of Committee. Subject to Section 1(h), any determination made by the Committee or by an appropriately delegated officer or other person pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer or other person or body pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, Participants, and Eligible Individuals.
(d) Award Agreements. The terms and conditions of each Award (other than any Cash-Based Award), as determined by the Committee, shall be set forth in an Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement. Award Agreements may be amended only in accordance with Section 12 hereof.
SECTION 3. COMMON STOCK SUBJECT TO PLAN
(a) Plan Maximums. Subject to the adjustment provisions of Section 3(d) below and the rules in Section 3(c), the maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be 80,616,336, which reflects an increase of 6,000,000 over the number of Shares that were authorized for delivery under the Company’s Fifth Amended and Restated Expedia, Group Inc. 2005 Stock and Annual Incentive Plan. The maximum number of Shares that may be granted pursuant to Options intended to be Incentive Stock Options shall be 7,000,000 Shares. Shares subject to an Award under the Plan may be authorized and unissued Shares or may be treasury Shares.
(b) Individual Limits and Director Compensation Limit.
(i) During a calendar year, no single Participant may be granted:
(A) Options or Stock Appreciation Rights covering in excess of 3,000,000 Shares in the aggregate; or
(B) Full Value Awards covering in excess of 2,000,000 Shares in the aggregate.
(ii) Notwithstanding the foregoing or any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a non-employee director, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards denominated in Shares and the maximum cash value of any Cash-Based Award granted under the Plan to an individual as compensation for services as a non-employee director of the Company, together with cash compensation paid to such non-employee director in the form of Board and Committee retainer, meeting or similar fees, during any calendar year shall not exceed $750,000; provided, however, that the foregoing limit shall not apply to the calendar year in which a non-employee director commences service as a director of the Company or to the extent that the Board deems it necessary to compensate a non-employee director for service on a special purpose committee or for any other special service, as determined in the discretion of the Board excluding any non-employee director receiving such additional compensation. For avoidance of doubt, compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred. The foregoing limit may not be increased without the approval of the stockholders of the Company.

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(c) Rules for Calculating Shares Delivered.
(i) To the extent that any Award or portion thereof is forfeited, terminates, expires or lapses without being exercised or without delivery of Shares, or any Award is settled for cash, the Shares subject to such Award or portion thereof not delivered as a result thereof shall again be available for Awards under the Plan.
(ii) Notwithstanding Section 3(c)(i), the following Shares shall be deemed delivered for purposes of the limits set forth in Section 3(a) and shall not be available for future grants of Awards under the Plan: (A) Shares delivered by a Participant (by either actual delivery or by attestation) or withheld by the Company in payment of the exercise price of an Option and/or the tax withholding obligations relating to an Option or Stock Appreciation Right; (B) Shares subject to Stock Appreciation Rights that are not issued in connection with the stock settlement of the Stock Appreciation Rights on exercise thereof; and (C) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options.
(iii) With respect to Full Value Awards and Cash-Based Awards that are paid in Shares, to the extent any Shares subject to an Award are delivered by a Participant (by either actual delivery or by attestation) or withheld by the Company to satisfy the tax withholding obligations relating to such Award, such Shares shall not be deemed to have been delivered for purposes of the limits set forth in Section 3(a) and shall be available for future grants of Awards under the Plan.
(iv) Substitute Awards shall not reduce the Shares authorized for grant under Section 3(a) of the Plan and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3(c)(i) and (iii) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or Affiliate or with which the Company or any Subsidiary or Affiliate combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3(c)(i) or (iii) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employed by or providing services to the Company or its Subsidiaries or Affiliates immediately prior to such acquisition or combination.
(d) Adjustment Provisions.
(i) In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company’s direct or indirect ownership of a Subsidiary or Affiliate (including by reason of a Disaffiliation), or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Transaction”), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards; and (D) the exercise price of outstanding Options and Stock Appreciation Rights.
(ii) In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of the Company or a Disaffiliation, separation or spinoff, in each case without consideration, or other extraordinary dividend of cash or other property (each, a “Share Change”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards; and (D) the exercise price of outstanding Options and Stock Appreciation Rights.
(iii) In the case of Corporate Transactions, the adjustments contemplated by clause (i) of this paragraph (d) may include, without limitation, (A) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which holders of Common

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Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (B) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (C) in connection with any Disaffiliation (whether by means of a Corporate Transaction or a Share Change), arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities).
(iv) Any adjustments made pursuant to this Section 3(d) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code. Any adjustments made pursuant to this Section 3(d) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code.
(v) Any adjustment under this Section 3(d) need not be the same for all Participants.
SECTION 4. ELIGIBILITY
Awards may be granted under the Plan to Eligible Individuals; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Sections 424(e) and (f) of the Code).
SECTION 5. OPTIONS AND STOCK APPRECIATION RIGHTS
(a) Types of Options. Options may be of two types: Incentive Stock Options and Nonqualified Options. The Award Agreement for an Option shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonqualified Option.
(b) Types and Nature of Stock Appreciation Rights. Stock Appreciation Rights may be “Tandem SARs,” which are granted in conjunction with an Option, or “Free-Standing SARs,” which are not granted in conjunction with an Option. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, Shares, or both, in value equal to the product of (i) the excess of the Fair Market Value of one Share over the exercise price of the applicable Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock Appreciation Right has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash or Common Stock or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.
(c) Tandem SARs. A Tandem SAR may be granted at the Grant Date of the related Option. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related Option is exercisable in accordance with the provisions of this Section 5, and shall have the same exercise price as the related Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Option, and the related Option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR.
(d) Exercise Price. The exercise price per Share subject to an Option or Stock Appreciation Right shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a Share on the applicable Grant Date. In no event may any Option or Stock Appreciation Right granted under this Plan be amended, other than pursuant to Section 3(d), to decrease the exercise price thereof, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Option or Stock Appreciation Right with a lower exercise price or otherwise be subject to any action that would be treated under the Applicable Exchange listing standards or for accounting purposes, as a “repricing” of such Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s stockholders. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the Grant Date; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

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(e) Term. The Term of each Option and each Stock Appreciation Right shall be fixed by the Committee, but shall not exceed ten years from the Grant Date.
(f) Vesting and Exercisability. Except as otherwise provided herein, Options and Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option or Stock Appreciation Right will become exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Option or Stock Appreciation Right.
(g) Method of Exercise. Subject to the provisions of this Section 5, Options and Stock Appreciation Rights may be exercised, in whole or in part, at any time during the applicable Term by giving written notice of exercise to the Company or through the procedures established with the Company’s appointed third-party Option administrator specifying the number of Shares as to which the Option or Stock Appreciation Right is being exercised; provided, however, that, unless otherwise permitted by the Committee, any such exercise must be with respect to a portion of the applicable Option or Stock Appreciation Right relating to no less than the lesser of the number of Shares then subject to such Option or Stock Appreciation Right or 100 Shares. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the aggregate exercise price (which shall equal the product of such number of Shares subject to such Option multiplied by the applicable per Share exercise price) by certified or bank check or such other instrument as the Company may accept. If approved by the Committee and to the extent permitted by applicable law, payment, in full or in part, may also be made as follows:
(i) Payment may be made in the form of unrestricted Shares already owned by Participant (by delivery of such Shares or by attestation) of the same class as the Common Stock subject to the Option (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted.
(ii) Payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds necessary to pay the aggregate exercise price, and, if requested, an amount sufficient to satisfy the Company’s or applicable Affiliate’s or Subsidiary’s withholding obligations with respect to any U.S. or non-U.S. federal, state and/or local taxes or other tax-related items. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms. To the extent permitted by applicable law, the Committee may also provide for Company loans to be made for purposes of the exercise of Options.
(iii) Payment may be made by instructing the Company to withhold a number of Shares having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the applicable Option is exercised) equal to the product of (A) the exercise price per Share multiplied by (B) the number of Shares in respect of which the Option shall have been exercised.
(h) Delivery; Rights of Stockholders. No Shares shall be delivered pursuant to the exercise of an Option or Stock Appreciation Right until the exercise price therefor has been fully paid and applicable taxes and other tax-related items have been withheld. The applicable Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to the Option or Stock Appreciation Right (including, if applicable, the right to vote the applicable Shares and the right to receive dividends), when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 14(a), and (iii) in the case of an Option, has paid in full for such Shares.
(i) Terminations of Employment. Subject to Section 10(c), a Participant’s Options and Stock Appreciation Rights shall be forfeited upon such Participant’s Termination of Employment, except as set forth below:
(i) Upon a Participant’s Termination of Employment by reason of death, Disability or Retirement, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the first anniversary of the date of such Termination of Employment and (B) the expiration of the Term thereof;

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(ii) Upon a Participant’s Termination of Employment for Cause, any Option or Stock Appreciation Right held by the Participant shall be forfeited, effective as of such Termination of Employment;
(iii) Upon a Participant’s Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the 90th day following such Termination of Employment and (B) expiration of the Term thereof; and
(iv) Notwithstanding the above provisions of this Section 5(i), if a Participant dies after such Participant’s Termination of Employment but while any Option or Stock Appreciation Right remains exercisable as set forth above, such Option or Stock Appreciation Right may be exercised at any time until the later of (A) the earlier of (1) the first anniversary of the date of such death and (2) expiration of the Term thereof and (B) the last date on which such Option or Stock Appreciation Right would have been exercisable, absent this Section 5(i)(iv).
Notwithstanding the foregoing, the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Employment; provided, however, that if such rules are less favorable to the Participant than those set forth above, such rules are set forth in the applicable Award Agreement. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Option.
(j) Nontransferability of Options and Stock Appreciation Rights. No Option or Stock Appreciation Right shall be transferable by a Participant other than (i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonqualified Option or Stock Appreciation Right, and to the extent allowed by applicable law, pursuant to a qualified domestic relations order or as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant’s family members or to a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the U.S. Securities Act of 1933, as amended, and any successor thereto. A Tandem SAR shall be transferable only with the related Option as permitted by the preceding sentence. Any Option or Stock Appreciation Right shall be exercisable, subject to the terms of this Plan, only by the applicable Participant, the guardian or legal representative of such Participant, or any person to whom such Option or Stock Appreciation Right is permissibly transferred pursuant to this Section 5(j), it being understood that the term “Participant” includes such guardian, legal representative and other transferee; provided, however, that the term “Termination of Employment” shall continue to refer to the Termination of Employment of the original Participant.
SECTION 6. RESTRICTED STOCK
(a) Nature of Awards and Certificates. Shares of Restricted Stock are actual Shares issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Sixth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Expedia Group, Inc.”
The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.
(b) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:
(i) The Committee shall, prior to or at the time of grant, condition the vesting or transferability of an Award of Restricted Stock upon the continued service of the applicable Participant or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant, vesting, or transferability and the other provisions of Restricted Stock Awards (including without limitation any Performance Goals) need not be the same with respect to each Participant.

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(ii) Subject to the provisions of the Plan and the applicable Award Agreement, so long as a Restricted Stock Award remains subject to the satisfaction of vesting conditions (the “RS Restriction Period”), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.
(iii) Except as provided in this Section 6 and in the applicable Award Agreement, the applicable Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any cash dividends, subject to Section 14(e). If so determined by the Committee in the applicable Award Agreement and subject to Section 14(e), (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, and (B) subject to any adjustment pursuant to Section 3(d), dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with respect to which such dividend was paid, held subject to the vesting of the underlying Restricted Stock.
(iv) Except as otherwise set forth in the applicable Award Agreement and subject to Section 10(c), upon a Participant’s Termination of Employment for any reason during the RS Restriction Period or before the applicable Performance Goals are satisfied, all shares of Restricted Stock still subject to restriction shall be forfeited by such Participant; provided, however, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant’s shares of Restricted Stock.
(v) If and when any applicable Performance Goals are satisfied and the RS Restriction Period expires without a prior forfeiture of the shares of Restricted Stock for which legended certificates have been issued, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.
SECTION 7. RESTRICTED STOCK UNITS
(a) Nature of Awards. Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in an amount in cash, Shares or both, with any cash settlement based upon the Fair Market Value of a specified number of Shares.
(b) Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions:
(i) The Committee shall, prior to or at the time of grant, condition the grant, vesting, or transferability of Restricted Stock Units upon the continued service of the applicable Participant or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant, vesting or transferability and the other provisions of Restricted Stock Units (including without limitation any Performance Goals) need not be the same with respect to each Participant.
(ii) Subject to the provisions of the Plan and the applicable Award Agreement, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.
 (iii) The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or delayed payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock, subject to Section 14(e) below.
(iv) Except as otherwise set forth in the applicable Award Agreement and subject to Section 10(c), upon a Participant’s Termination of Employment for any reason while Restricted Stock Units remain subject to the satisfaction of vesting conditions or before the applicable Performance Goals are satisfied, all Restricted Stock Units still subject to restriction shall be forfeited by such Participant; provided, however, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant’s Restricted Stock Units.
(v) Except to the extent otherwise provided in the applicable Award Agreement, an award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest (but in no event later than March 15 of the calendar year following the end of the calendar year in which the Restricted Stock Units vest).

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Appendix A
SECTION 8. OTHER STOCK-BASED AWARDS
Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, Common Stock, including (without limitation), unrestricted stock, performance units, dividend equivalents, and convertible debentures, may be granted under the Plan.
SECTION 9. CASH-BASED AWARDS
Cash-Based Awards may be granted under this Plan. No Eligible Individual may be granted Cash-Based Awards under this Plan that have an aggregate maximum payment value in any calendar year in excess of $10.0 million. Cash-Based Awards may be paid in cash or in Shares (valued as of the date of payment) as determined by the Committee.
SECTION 10. CHANGE IN CONTROL PROVISIONS
(a) Impact of Event. Unless otherwise provided in the applicable Award Agreement, subject to Sections 3(d), 10(e) and 14(k), notwithstanding any other provision of the Plan to the contrary, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, substituted or continued by the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be, then immediately prior to the Change in Control such Awards shall become fully exercisable and vested and all forfeiture and other restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.
(b) Definition of Change in Control. Except as otherwise may be provided in an applicable Award Agreement, for purposes of the Plan, a “Change in Control” shall mean any of the following events:
(i) The acquisition by any individual entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than a Permitted Holder, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Company representing more than 50% of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition directly from the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii); or
(ii) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the purchase of assets or stock of another entity (a “Business Combination”), in each case, unless immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, (B) no Person (excluding a Permitted Holder, any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) will beneficially own, directly or indirectly, more than a majority of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination will have been

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Appendix A
members of the Incumbent Board at the time of the initial agreement, or action of the Board, providing for such Business Combination; or
(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
(c) Impact of Event/Double Trigger. Unless otherwise provided in the applicable Award Agreement, subject to Sections 3(d), 10(e) and 14(k), notwithstanding any other provision of this Plan to the contrary, if a Change in Control occurs and a Participant’s Awards are converted, assumed, substituted or continued by the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be, then with respect to Awards held by officers of the Company (and not the Company’s Subsidiaries or Affiliates) with a title of Senior Vice President or above as of immediately prior to the Change in Control, and with respect to all other Participants solely to the extent provided in the applicable Award Agreement, upon a Participant’s Termination of Employment, during the two-year period following such Change in Control, by the Company or a Subsidiary or Affiliate other than for Cause or Disability or by the Participant for Good Reason (as defined below):
(i) any Options and Stock Appreciation Rights outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall be fully exercisable and vested and shall remain exercisable until the later of (i) the last date on which such Option or Stock Appreciation Right would be exercisable in the absence of this Section 10(c) and (ii) the earlier of (A) the first anniversary of such Change in Control and (B) expiration of the Term of such Option or Stock Appreciation Right;
(ii) all Restricted Stock outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall become free of all restrictions and become fully vested and transferable; and
 (iii) all Restricted Stock Units outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall be considered to be earned and payable in full, and any restrictions shall lapse and such Restricted Stock Units shall be settled as promptly as is practicable (but in no event later than March 15 of the calendar year following the end of the calendar year in which the Restricted Stock Units vest or such other date as specified in an Award Agreement for Restricted Stock Units that are subject to Section 409A of the Code).
(d) For purposes of this Section 10, “Good Reason” means (i) “Good Reason” as defined in any Individual Agreement or Award Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Good Reason, without the Participant’s prior written consent: (A) a material reduction in the Participant’s rate of annual base salary from the rate of annual base salary in effect for such Participant immediately prior to the Change in Control, (B) a relocation of the Participant’s principal place of business more than 35 miles from the city in which such Participant’s principal place of business was located immediately prior to the Change in Control or (C) a material and demonstrable adverse change in either (1) the nature and scope of the Participant’s duties from those in effect immediately prior to the Change in Control or (2) the authority, duties or responsibilities of the supervisor to whom the Participant is required to report, as compared to those of the supervisor to whom the Participant reported immediately prior to the Change in Control. In order to invoke a Termination of Employment for Good Reason, a Participant shall provide written notice to the Company of the existence of one or more of the conditions described in clauses (A) through (C) within 90 days following the Participant’s knowledge of the initial existence of such condition or conditions, and the Company shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company fails to remedy the condition constituting Good Reason during the Cure Period, the Participant must terminate employment, if at all, within 90 days following the Cure Period in order for such Termination of Employment to constitute a Termination of Employment for Good Reason.
(e) Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 10 shall be applicable only to the extent specifically provided in the Award Agreement or in the Individual Agreement. Further, if a Change in Control constitutes a payment event with respect to an Award that is subject to Section 409A of the Code, in order to make payment on such Change in Control, the transaction or event described in Section 10(b) with respect to such Award must also constitute a “change in control event,” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), to the extent required by Section 409A.
(f) Unless otherwise provided in the applicable Award Agreement or in an Individual Agreement, the number or value of any Award that is based on Performance Goals that shall become fully exercisable and free of forfeiture restrictions upon occurrence of the events described in Section 10(a) or Section 10(c) shall be based on the applicable target number or value.

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Appendix A
SECTION 11. SECTION 16(b)
The provisions of this Plan are intended to ensure that no transaction under the Plan is subject to (and all such transactions will be exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act (“Section 16(b)”). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).
SECTION 12. TERM, AMENDMENT AND TERMINATION
(a) Effectiveness. The Board approved this Plan on March 22, 2023. The effective date (the “Effective Date”) of this Plan is the date that the Plan is approved by the Company’s stockholders.
(b) Termination. The Plan will terminate on the tenth anniversary of the Effective Date; however, no Incentive Stock Option may be granted on or after the tenth anniversary of the date that the Board adopted the Plan. Awards outstanding as of the date the Plan terminates shall not be affected or impaired by the termination of the Plan.
(c) Amendment of Plan. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law (including without limitation Section 409A of the Code), stock exchange rules or accounting rules. In addition, no amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange.
(d) Amendment of Awards. Subject to Section 5(d), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall, without the Participant’s consent, materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.
SECTION 13. UNFUNDED STATUS OF PLAN
It is intended that the Plan constitute an “unfunded” plan. Solely to the extent permitted under Section 409A, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
SECTION 14. GENERAL PROVISIONS
(a) Conditions for Issuance. The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the Applicable Exchange; (ii) any registration (including, without limitation, with the Commission) or other qualification of such Shares of the Company under any U.S. or non-U.S. state, federal or local law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any U.S. or non-U.S. state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable. In the event that any of (A) any offer or issuance of any Award, (B) any Shares issuable pursuant to any Award, or (C) the sale of any Shares issued pursuant to any Award are not registered or otherwise qualified with any governmental body or organization (including, without limitation, the Commission), or if the Company is otherwise not able to issue Shares in compliance with applicable laws and regulations, then the Company shall be relieved from any liability for failure to issue or transfer Shares and the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.
(b) Additional Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

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 (c) No Contract of Employment. The Plan shall not constitute a contract of employment or service, and adoption of the Plan shall not confer upon any employee, service provider or consultant any right to continued employment or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, service provider or consultant at any time.
(d) Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for U.S. or non-U.S. federal, state or local income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any U.S. or non-U.S. federal, state and local taxes of any kind, including, without limitation, income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and legally applicable to the Participant and required by law to be withheld (including any amount deemed by the Company, in its discretion, to be an appropriate charge to the Participant even if legally applicable to the Company or a Subsidiary or an Affiliate). If determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.
(e) Limitation on Dividends, Dividend Reinvestment and Dividend Equivalents. Notwithstanding any provision of the Plan to the contrary, in no event shall any Award provide for the Participant’s receipt of payment of dividends or dividend equivalents in any form prior to the vesting of such Award (or applicable portion thereof) or otherwise permit the payment of dividends or dividend equivalents on an Award to the extent that it has not vested. Further, reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Restricted Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 14(e).
(f) Designation of Death Beneficiary. The Committee may, in its discretion, permit a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such eligible Individual, after such Participant’s death, may be exercised, and in such case, the Committee shall establish such procedures as it deems appropriate for such beneficiary designations.
(g) Subsidiary or Affiliate Employees. In the case of a grant of an Award to any employee of a Subsidiary or an Affiliate, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary or Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary or Affiliate will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled shall revert to the Company.
(h) Governing Law and Interpretation. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.
(i) Non-Transferability. Except as otherwise provided in Section 5(j) or as determined by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.
(j) Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, including, without limitation, for purposes of facilitating compliance with foreign laws and regulations, easing the administration of the Plan outside the United States and providing tax-favorable treatment of Awards granted to Eligible Individuals outside the United States; and, in furtherance of such purposes, the Committee may adopt such modifications, amendments, procedures, supplements,

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appendices or subplans to the Plan or any Award Agreement as may be necessary or advisable to comply with such legal or regulatory provisions.
(k) Section 409A of the Code. It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 14(k), and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code, if the Participant is a “specified employee” within the meaning of Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to the Award upon the Participant’s Termination of Employment shall be delayed until the earlier of (A) the first day of the seventh month following the Participant’s Termination of Employment and (B) the Participant’s death. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award.
(l) Clawback. Notwithstanding any other provision of the Plan, all Awards are subject to recovery or other penalties pursuant to (i) any clawback or recoupment policy of the Company, as may be adopted or amended from time to time, (ii) any clawback or recoupment provision set forth in an applicable Award Agreement; and (iii) any applicable law, rule or regulation or Applicable Exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 10D of the Exchange Act, Rule 10D-1 thereunder and any Applicable Exchange rule adopted pursuant thereto. By accepting an Award, the Participant agrees to such recovery or other penalties.

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Appendix B
Appendix B
EXPEDIA GROUP, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED
1.Purpose. The purpose of the Plan is to provide incentive for present and future eligible Employees to acquire equity interests (or increase existing equity interests) in the Company through the purchase of Shares. It is the Company’s intention that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.
2.Definitions.
(a)“Applicable Exchange” means the Nasdaq Stock Market or such other securities exchange or inter-dealer quotation system as may at the applicable time be the principal market for the Shares.
(b)“Applicable Law” means the requirements relating to the administration of equity-based awards under state corporate laws, United States federal and state securities laws, the Code, the rules of the Applicable Exchange and the applicable laws of any non-U.S. jurisdiction where options are, or will be, granted under the Plan.
(c)“Applicable Percentage” means, with respect to each Exercise Period, 85% unless and until such Applicable Percentage is increased by the Committee, in its discretion, provided that any such increase in the Applicable Percentage with respect to a given Exercise Period must be established prior to the commencement of the Enrollment Period for such Exercise Period.
(d)“Board” means the Board of Directors of the Company
(e)“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto. Reference to a specific section of the Code or United States Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable successor provision or other provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(f)“Committee” means the committee of one or more directors appointed by the Board to administer the Plan as described in Section 13 or, in the absence of a committee, the Board.
(g)“Company” means Expedia Group, Inc., a Delaware corporation, or any successor thereto.
(h)“Company Transaction” has the meaning given such term in Section 12(b)(iii).
(i)“Compensation” means, with respect to each Participant for each pay period: base salary, wages, overtime, and shift premium paid to such Participant by the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, “Compensation” does not include: (i) any amounts contributed by the Company or a Designated Subsidiary to any pension plan, (ii) any automobile, relocation or housing allowances, or reimbursement for any expenses, including automobile, relocation or housing expenses, (iii) any amounts paid as a bonus, including a starting bonus, referral fee, annual bonus, relocation bonus, or sales incentives or commissions, (iv) any amounts realized from the exercise of any stock options or other incentive awards, (v) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, disability pay, or perquisites, or paid in lieu of such benefits, or (vi) other similar forms of extraordinary compensation.
(j)“Designated Subsidiaries” means the Subsidiaries (if any) whose employees have been designated by the Board or the Committee in writing from time to time in its discretion as eligible to participate in the Plan.
(k)“Effective Date” means the date described in Section 15(m).

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(l)“Employee” means any individual designated as an employee of the Company or a Designated Subsidiary on the payroll records thereof. Employee status shall be determined consistent with Treasury Regulation section 1.421-1(h). For purposes of clarity, the term “Employee” shall not include the following, regardless of any subsequent reclassification as an employee by the Company or a Designated Subsidiary, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Designated Subsidiary who has entered into an independent contractor or consultant agreement with the Company or a Designated Subsidiary; (iv) any individual performing services for the Company or a Designated Subsidiary under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Designated Subsidiary enters into for services; (v) any individual classified by the Company or a Designated Subsidiary as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; and (vi) any leased employee. The Committee shall have discretion to determine whether an individual is an Employee for purposes of the Plan, in a manner consistent with Section 423 of the Code.
(m)“Enrollment Period” means the period during which an eligible Employee may elect to participate in the Plan, with such period occurring before the Entry Date of an Exercise Period, as prescribed by the Committee.
(n)“Entry Date” means the first Trading Day of each Exercise Period; provided, that in the case of an individual who becomes eligible to become a Participant under Section 3 after the first Trading Day of an Exercise Period (if applicable under the Exercise Periods established by the Committee pursuant to Section 4(b)), the term “Entry Date” shall mean the first Trading Day of the Purchase Period occurring on or after the day on which that individual becomes a Participant.
(o)“ESPP Brokerage Account” has the meaning given such term in Section 9(a).
(p)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, from time to time, or any successor law thereto, and the regulations promulgated thereunder.
(q)“Exercise Date” means the last Trading Day of each Purchase Period.
(r)“Exercise Period” means, subject to adjustment as provided in Section 4(b), the approximately three-month period beginning on: (i) March 1 of each year and ending the last day of May of such year, (ii) June 1 of each year and ending on the last day of August of such year, (iii) September 1 of each year and ending on the last day of November of such year or (iv) December 1 of each year and ending on the last day of February of the following year, until the Plan terminates.
(s)“Exercise Price” means the price per Share offered in a given Exercise Period determined as provided in Section 6(b).
(t)“Fair Market Value” means, if the Shares are listed on a national securities exchange, as of any given date, the closing price for a Share on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the closest preceding date on which Shares are so traded, all as reported by such source as the Committee may select. If the Shares are not listed on a national securities exchange, the Fair Market Value of a Share shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 423 of the Code to be the fair market value of a Share.
(u)“International Plan” means the Expedia, Inc. 2013 International Employee Stock Purchase Plan, as in effect from time to time.
(v)“Offering” means an offering of an option granted under the Plan during an Exercise Period as further described in Section 4. Unless otherwise determined by the Committee, each Offering to the Employees of the Company and of a Designated Subsidiary shall be deemed a separate Offering under the Plan, even if the dates and other terms of the applicable Exercise Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each such Offering. The terms of separate Offerings need not be identical provided that the terms of the Plan and an Offering together satisfy Section 423 of the Code.
(w)“Participant” means an Employee who is eligible to participate in the Plan under Section 3 and who has elected to participate in the Plan by enrolling as provided in Section 5 hereof.

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(x)“Plan” means the Expedia Group, Inc. 2013 Employee Stock Purchase Plan, as amended and restated, as in effect from time to time.
(y)“Plan Contributions” means, with respect to each Participant, the after-tax payroll deductions withheld from the Compensation of the Participant under the Plan and other additional payments that the Committee may permit a Participant to make, which are each contributed to the Plan for the Participant as provided in Section 7 hereof.
(z)“Purchase Period” means a period of time within an Exercise Period, as may be specified by the Committee in accordance with Section 4(b), generally beginning on the first Trading Day of each Exercise Period and ending on an Exercise Date. An Exercise Period may consist of one or more Purchase Periods.
(aa)“Share” means a share of common stock, par value $0.0001 per share, of the Company (including any new, additional or different stock or securities resulting from any change in capitalization pursuant to Section 12(b)).
(ab)“Subsidiary” means any corporation of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a “subsidiary corporation” within the meaning of Section 424(f) of the Code.
(ac)“Tax-Related Items” means any income tax, social insurance contributions, fringe benefit tax, payroll tax, payment on account or other tax-related items arising in relation to the Participant’s participation in the Plan.
(ad)“Terminating Event” means a Participant ceases to be an Employee under any circumstances; provided, however, that, for purposes of the Plan, a Participant’s status as an Employee shall be considered to be continuing intact while such Participant is on military leave, sick leave, or other bona fide leave of absence approved by the Committee or the Participant’s supervisor; provided further, however, that if such period of leave of absence exceeds three months, and the Participant’s right to reemployment is not provided either by statute or by contract, the Participant’s status as an Employee shall be deemed to have terminated on the first day immediately following such three-month period. Unless otherwise determined by the Committee (on a uniform and nondiscriminatory basis), a transfer of a Participant’s employment between or among the Company and/or the Designated Subsidiaries of the Plan shall not be considered a Terminating Event.
(ae)“Trading Day” means a day on which the Applicable Exchange is open for trading.
3.Eligibility.
(a)General Rule. Except as otherwise provided herein, all Employees shall be eligible to participate in the Plan.
(b)Certain Exceptions. Notwithstanding Section 3(a), the Committee, in its discretion, from time to time may, prior to an Entry Date for all options to be granted in one or more separate Offerings, determine on a uniform and nondiscriminatory basis that an Employee will not be eligible to participate in the Plan if he or she: (i) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (ii) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Committee in its discretion), (iii) is a highly compensated employee within the meaning of Section 414(q) of the Code or (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each separate Offering in an identical manner to all Employees of the Designated Subsidiary participating in that Offering. In addition, notwithstanding Section 3(a), eligible Employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from the Plan if (1) the grant of an option under the Plan or any Offering to a citizen or resident of the non-U.S. jurisdiction is prohibited under the laws of such jurisdiction, or (2) compliance with the laws of the non-U.S. jurisdiction would cause the Plan or the Offering to violate the requirements of Section 423 of the Code, in each case, to the extent allowed under Section 423 of the Code.
4.Exercise Periods.
(a)In General. The Plan shall generally be implemented by a series of Exercise Periods, each of which lasts approximately three months, subject to Section 4(b) below. Unless and until the Committee determines otherwise in its discretion, each Exercise Period will consist of one approximately three-month Purchase Period, which will run simultaneously with the Exercise Period.

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(b)Changes by Committee. The Committee shall have the authority to make changes to the occurrence, duration and/or the frequency of Exercise Periods, including, without limitation, to establish additional or alternative sequential or overlapping Exercise Periods, a different number of Purchase Periods within an Exercise Period, a different duration for one or more Exercise Periods or Purchase Periods or different commencement or ending dates for such Exercise Periods with respect to future Exercise Periods if any such change is announced prior to the scheduled beginning of the first Exercise Period to be affected; provided that the duration of an Exercise Period may not exceed 27 months (or the expiration of such other applicable period specified under Section 423(b)(7) of the Code). To the extent that the Committee establishes additional or overlapping Exercise Periods, the Committee will have discretion to structure an Exercise Period so that if the Fair Market Value of a Share on the first Trading Day of the Exercise Period in which a Participant is currently enrolled is higher than the Fair Market Value of a Share on the first Trading Day of any subsequent Exercise Period, the Company will automatically enroll such Participant in the subsequent Exercise Period and will terminate his or her participation in such original Exercise Period.
5.Participation. Employees meeting the eligibility requirements of Section 3 hereof may elect to participate in the Plan commencing on any Entry Date for the applicable Exercise Period by enrolling in the manner and/or through the website designated by the Company during the Enrollment Period.
6.Grant of Option.
(a)Shares Subject to Option. On a Participant’s Entry Date, subject to the limitations set forth in Section 6(c), the Participant shall be granted an option to purchase on the subsequent Exercise Date (at the Exercise Price determined as provided in Section 6(b) below) up to a number of Shares determined by dividing such Participant’s Plan Contributions accumulated during the current Exercise Period prior to such Exercise Date and retained in the Participant’s account as of such Exercise Date by the Exercise Price; provided that the maximum number of Shares a Participant may purchase during any Exercise Period shall be that whole number of Shares determined by dividing $25,000 by the Fair Market Value of a Share on the Entry Date of such Exercise Period; provided further that such maximum number of Shares may instead be established by the Committee as a fixed number or a different predetermined formula with respect to any Exercise Period prior to the Entry Date thereof. All Participants granted options pursuant to an Exercise Period shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. Unless otherwise determined by the Committee, no fractional Shares shall be issued or otherwise transferred upon the exercise of an option under the Plan.
(b)Exercise Price. The Exercise Price offered to each Participant in a given Exercise Period shall be no lower than the Applicable Percentage of the lesser of (i) the Fair Market Value of a Share on the Participant’s Entry Date or (ii) the Fair Market Value of a Share on the Exercise Date. Unless otherwise determined by the Committee, the Exercise Price shall be the Applicable Percentage of the Fair Market Value of a Share on the Exercise Date; provided that any change in the Exercise Price with respect to a given Exercise Period must be established prior to the commencement of the Enrollment Period for such Exercise Period.
(c)Limitations on Options that may be Granted. Notwithstanding any provision of the Plan to the contrary, (i) no Employee may participate in the Plan if such Employee, immediately after the applicable Entry Date, would be deemed for purposes of Section 423(b)(3) of the Code to possess five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary or of any other related corporation for purposes of Section 423 of the Code, and (ii) no Participant shall be granted an option under the Plan which permits his or her right to purchase Shares under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of the Company and any Subsidiary, and any other related corporation for purposes of Section 423 of the Code, which are intended to qualify under Section 423 of the Code, exceeds $25,000 in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such option is outstanding at any time. For purposes of clause (ii) of the preceding sentence, the Fair Market Value of Shares purchased with respect to a given Exercise Period shall be determined as of the Entry Date for such Exercise Period. The limitations set forth in this Section 6(c) shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.
(d)No Rights as Stockholder. A Participant shall have no voting, dividend or other stockholder rights in the Shares covered by his or her option until such option has been exercised in accordance with the provisions of the Plan and such Shares have actually been issued to such Participant.

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(e)Bookkeeping Accounts Maintained. Individual bookkeeping accounts shall be maintained for each Participant. All Plan Contributions from a Participant’s Compensation shall be credited to such Participant’s Plan account. Except as otherwise required by Applicable Law (i) all Plan Contributions made for a Participant shall be deposited in the Company’s or a Designated Subsidiary’s general corporate accounts, and no interest shall accrue or be credited with respect to a Participant’s Plan Contributions, and (ii) all Plan Contributions received or held by the Company or a Designated Subsidiary may be used by the Company or such Designated Subsidiary for any corporate purpose, and neither the Company nor such Designated Subsidiary shall be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.
7.Plan Contributions.
(a)Plan Contributions by Payroll Deduction. Contributions to the Plan shall be made by after-tax payroll deductions by the Company or Designated Subsidiary, unless the Committee authorizes contributions through another means, in a manner consistent with the provisions of Section 423 of the Code.
(b)Plan Contributions Election. At the time a Participant enrolls with respect to an Exercise Period in accordance with Section 5, the Participant shall authorize Plan Contributions from his or her Compensation to be made on each payroll date during the portion of the Exercise Period that he or she is a Participant in an amount not less than 1% and not more than 15% of the Participant’s Compensation on each payroll date during the portion of the Exercise Period that he or she is a Participant, or such other maximum amount as may be determined by the Committee. The amount of Plan Contributions must be a whole percentage (e.g., 1%, 2%, 3%, etc.) of the Participant’s Compensation. The amount of Plan Contributions may be adjusted to the extent required by Applicable Law.
(c)Commencement of Plan Contributions. Except as otherwise determined by the Committee under rules applicable to all Participants, Plan Contributions shall commence with the earliest administratively practicable pay date on or after the Entry Date with respect to which the Participant enrolls in accordance with Section 5, or is deemed to have elected continued participation in the Plan with respect to succeeding Exercise Periods in accordance with Section 7(d).
(d)~~Automatic Continuation of Plan Contributions for Succeeding Exercise Periods.~~ With respect to each succeeding Exercise Period, a Participant shall be deemed (i) to have elected to participate in such immediately succeeding Exercise Period (and, for purposes of such Exercise Period, the Participant’s “Entry Date” shall be the first Trading Day of such succeeding Exercise Period), and (ii) to have authorized the same rate of Plan Contributions for such immediately succeeding Exercise Period as was in effect for the Participant immediately prior to the commencement of such succeeding Exercise Period, unless such Participant elects otherwise prior to the Entry Date of such succeeding Exercise Period, in accordance with Section 7(e) below or such Participant withdraws from the Plan in accordance with Section 11(a) hereof.
(e)Change of Plan Contributions Election. A Participant may not decrease or increase the rate of his or her Plan Contributions during an Exercise Period. Using the authorization process designated for this purpose by the Company in accordance with Section 5 above authorizing a change in the rate of Plan Contributions, a Participant may decrease or increase the rate of his or her Plan Contributions (within the limitations of Section 7(b) above) commencing with the first Exercise Period that begins after the date of such authorization. Additionally, a Participant may withdraw from an Exercise Period as provided in Section 11(a) hereof. The Committee has the authority to change the foregoing rules.
(f)Automatic Changes in Plan Contributions. The Company may decrease a Participant’s rate of Plan Contributions, but not below zero percent, at any time during an Exercise Period to the extent necessary to comply with Section 423(b)(8) of the Code or any other Applicable Law or Section 6(a) or Section 6(c). Plan Contributions shall recommence at the rate provided in the Participant’s enrollment at the beginning of the first Exercise Period beginning in the following calendar year, unless the Participant’s participation in the Plan terminates as provided in Section 11.
8.Exercise of Options and Purchase of Shares.
(a)Exercise of Options. On each Exercise Date, the option for the purchase of Shares of each Participant who has not withdrawn from the Plan and whose participation in the Exercise Period has not otherwise terminated before the Exercise Date shall be automatically exercised to purchase the number of whole Shares determined by dividing (i) the total amount of the accumulated Plan Contributions then credited to the Participant’s account under the Plan during the Exercise Period and not previously applied toward the purchase of Shares by (ii) the Exercise Price, subject to the limitations in Section 6(a) and

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Section 6(c) and any other limitation in the Plan. Notwithstanding the foregoing, the Committee may permit the purchase of whole and fractional Shares upon exercise of options hereunder, commencing with the first Exercise Period that begins after the date of such Committee authorization.
(b)Pro Rata Allocation of Shares. If the aggregate number of Shares to be purchased by all Participants in the Plan and the International Plan on an Exercise Date exceeds the number of Shares available as provided in Section 12(a), the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as practicable and as the Company determines to be equitable. Unless otherwise determined by the Committee, any fractional Share resulting from such pro rata allocation to any Participant shall be disregarded and shall not be issued.
(c)Delivery of Shares. As soon as practicable after each Exercise Date, the Company shall arrange the delivery of the Shares purchased by each Participant on such Exercise Date to a broker designated by the Company that will hold such Shares for the benefit of each such Participant; provided that the Company may arrange the delivery to a Participant of a certificate representing such Shares. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.
(d)Return of Cash Balance. Any cash balance remaining in a Participant’s Plan account following any Exercise Date shall be refunded to the Participant as soon as practicable after such Exercise Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole Share on such Exercise Date, the Company may arrange for the cash balance to be retained in the Participant’s Plan account and applied toward the purchase of Shares in the subsequent Exercise Period, as the case may be.
(e)Tax Withholding. At the time of any tax withholding event under the Plan, the Participant shall make adequate provision for the Tax-Related Items withholding obligations, if any, of the Company and/or the applicable Designated Subsidiary which arise upon such tax withholding event. The Company and/or applicable Designated Subsidiary may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations, or may use any other method of withholding they deem appropriate and take such other action as may be necessary to satisfy withholding and/or reporting obligations for Tax-Related Items.
(f)Expiration of Option. Any portion of a Participant’s option remaining unexercised after the end of the Exercise Period to which such option relates shall expire immediately upon the end of such Exercise Period.
(g)Provision of Reports to Participants. Unless otherwise determined by the Committee, each Participant who has exercised all or part of his or her option under the Plan shall receive, as soon as practicable after the Exercise Date, a report of such Participant’s Plan account setting forth the total Plan Contributions accumulated prior to such exercise, the number of Shares purchased, the Exercise Price for such Shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 8(d). The report pursuant to this Section 8(g) may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.
9. ESPP Brokerage Account; Required Holding Period; Disqualifying Disposition.
(a)Deposit of Shares into ESPP Brokerage Account. Notwithstanding any other provisions of the Plan to the contrary, the Company may require that the Shares purchased on behalf of each Participant under the Plan shall be deposited directly into a brokerage account which the Company may establish for the Participant at a Company-designated brokerage firm (such an account, the “ESPP Brokerage Account”).
(b)Required Holding Period. The Shares deposited into a Participant’s ESPP Brokerage Account may not be transferred from the ESPP Brokerage Account or disposed of (whether electronically or in certificated form) or pledged until the required holding period, if any, for those Shares is satisfied. The Committee shall have discretion to determine whether a holding period shall apply with respect to Participants generally. Following expiration of any such required holding period, a Participant may sell Shares held in his or her ESPP Brokerage Account at any time (subject to the Expedia Securities Trading Policy and Applicable Law), but in the absence of any such sale, a Participant shall be required to hold such Shares in the

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ESPP Brokerage Account until expiration of the holdings periods specified by Section 423(a)(1) of the Code applicable to such Shares.
(c)Participant Required to Report Disqualifying Disposition. A Participant shall be required to report in writing to the Company (or a person or firm designated by the Company) any disposition of Shares purchased under the Plan prior to the expiration of the holding periods specified by Section 423(a)(1) of the Code.
9. Transferability. Neither Plan Contributions credited to a Participant’s account nor any option or rights to exercise any option or receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution). Any attempted such assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 11(a).
10. Withdrawal; Terminating Event.
(a)Withdrawal. A Participant may withdraw from an Exercise Period at any time by giving written notice to the Company (or a person or firm designated by the Company) in the manner and/or through the website designated by the Company. A notice of withdrawal must be received no later than the deadline prescribed by the Company, which deadline may be changed from time to time with appropriate notice to Employees.
Plan Contributions shall cease as soon as administratively practicable after receipt by the Company of the Participant’s notice of withdrawal, and, subject to administrative practicability, no further purchases shall be made for the Participant’s account. All Plan Contributions credited to such Participant’s account, if any, and not yet used to purchase Shares, shall be returned to the Participant as soon as administratively practicable after receipt of the Participant’s notice of withdrawal. Such Participant’s unexercised options to purchase Shares pursuant to the Plan shall be automatically terminated. Plan Contributions will not resume on behalf of a Participant who has withdrawn from the Plan (a “Former Participant”) unless the Former Participant enrolls in a subsequent Exercise Period in accordance with Section 5 and subject to the restriction provided in Section 11(b), below.
(b)Effect of Withdrawal on Subsequent Participation. A Former Participant who has withdrawn from the Plan pursuant to Section 11(a) shall be eligible to participate in the Plan at the beginning of the next Exercise Period following the date the Former Participant withdrew, and the Former Participant must submit a new enrollment in accordance with Section 5 in order to again become a Participant.
(c)Terminating Event. If a Participant has a Terminating Event, (i) such individual may not make further Plan Contributions, (ii) any amount of cash then credited to his or her Plan account shall, as determined by the Committee (on a uniform and nondiscriminatory basis for all options to be granted in an Offering), either be (A) promptly returned to such individual following the date of such Terminating Event, or (B) used to purchase the number of Shares in accordance with and subject to Sections 8(a) through (c), and (e) through (g), and any cash balance remaining in such individual’s Plan account following such Exercise Date shall be promptly refunded to such individual following the Exercise Date, and (iii) all Shares held in such Participant’s ESPP Brokerage Account shall continue to be held in such ESPP Brokerage Account unless the individual sells or transfers such Shares, subject to satisfaction of both any required holding period (provided that any such required holding period shall not apply in the case of a Terminating Event due to death) and the Code Section 423(a)(1) holding period requirements, as referenced in Section 9(b). For the avoidance of doubt, in the event that the employment of a Participant is transferred, and such Participant becomes an employee of a Subsidiary that is not a Designated Subsidiary under the Plan, such Participant shall have a Terminating Event.
11. Shares Issuable under the Plan.
(a)Number of Shares. Subject to adjustment as provided in Section 12(b), the maximum number of Shares that may be issued under the Plan and the International Plan in the aggregate shall be 3,500,000 Shares, which reflects an increase of 1,000,000 over the number of Shares authorized under the Plan prior to the Effective Date. Such Shares issuable under the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing. Any Shares issued under the Plan shall reduce on a Share-for-Share basis the number of Shares available for subsequent issuance under the Plan and the International Plan. If an outstanding option under the Plan or the International Plan for any reason expires or is terminated or cancelled, the Shares allocable to the unexercised portion of such option shall again be available

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for issuance under the Plan or the International Plan. For avoidance of doubt, up to the maximum number of Shares reserved under this Section 12(a) may be used to satisfy purchases of Shares under the Plan and any remaining portion of such maximum number of Shares may be used to satisfy purchases of Shares under the International Plan.
(b)Adjustments Upon Changes in Capitalization; Company Transactions.
(i)If the outstanding Shares are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, including as a result of one or more mergers, reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, or there occurs a separation, spin-off or other distribution of stock or property (including any extraordinary dividend, but excluding any ordinary dividends) affecting the Company and without the Company’s receipt of consideration, then appropriate adjustments shall be made to the number and/or kind of shares available for issuance in the aggregate under the Plan and the International Plan and under each outstanding option under the Plan and to the Exercise Price thereof, in each case as determined by the Committee, in its discretion, and the Committee’s determination shall be conclusive.
(ii)In the event of any proposed dissolution or liquidation of the Company, immediately prior to the consummation of such proposed action, any outstanding Exercise Period will terminate, and any Shares held in ESPP Brokerage Accounts, and all Plan Contributions credited to Participant Plan accounts and not used to purchase Shares, shall be distributed to each applicable Participant, unless otherwise provided by the Committee.
(iii)In the event of sale of all or substantially all of the Company’s assets, or a merger, amalgamation, consolidation, acquisition or sale or exchange of shares or similar event affecting the Company (each, a “Company Transaction”), then, as determined by the Committee, in its discretion, which determination shall be conclusive, either:
(1)each option under the Plan shall be assumed or an equivalent option shall be substituted by the Company’s successor corporation or a parent corporation (as defined in Section 424(e) of the Code) of such successor corporation, unless the Committee determines, in the exercise of its discretion, and in lieu of such assumption or substitution, to shorten the Exercise Period(s) then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Exercise Period(s) then in progress in lieu of assumption or substitution in the event of a Company Transaction, the Company shall notify each Participant in writing, prior to the New Exercise Date, that the Exercise Date for such Participant’s option has been changed to the New Exercise Date, and that such Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11(a). For purposes of this Section 12(b), an option granted under the Plan shall be deemed to have been assumed if, following the Company Transaction, the option confers the right to purchase, for each Share subject to the option immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Shares for each Share held on the effective date of the Company Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, that if the consideration received in the Company Transaction was not solely common stock or Shares of the successor corporation or its parent corporation (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent corporation equal in fair market value to the per share consideration received by the holders of Shares in the Company Transaction; or
(2)the Plan shall terminate and any Shares held in ESPP Brokerage Accounts and all the Plan Contributions credited to Participant Plan accounts and not yet used to purchase Shares, shall be distributed to each applicable Participant.
(iv)In all cases, the Committee shall have discretion to exercise any of the powers and authority provided under this Section 12, and the Committee’s actions hereunder shall be final and binding on all Participants. Unless otherwise determined by the Committee, no fractional shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 12.

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12. Administration.
(a)Committee as Administrator. The Plan shall be administered by the Committee. The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentences of this Section 13, subject to the express provisions of the Plan and Applicable Law, the Committee shall have full and exclusive discretionary authority to interpret and construe any and all provisions of the Plan and any agreements, forms, and instruments relating to the Plan; prescribe the forms and manner of any agreements, forms, and instruments, and all online enrollment, designation or communication, relating to the Plan; determine eligibility to participate in the Plan including which Subsidiaries shall be Designated Subsidiaries; adopt rules and regulations for administering the Plan; adjudicate and determine all disputes arising under or in connection with the Plan; determine whether a particular item is included in “Compensation;” permit Plan Contributions in excess of the amount designated by a Participant in order to adjust for administrative errors in the Company’s processing of properly submitted enrollment agreements and/or changes in contribution amounts; retain and engage such third parties as it shall determine to assist with the administration of the Plan and make all other determinations necessary or advisable for the administration of the Plan. All decisions, actions and determinations by the Committee with respect to the Plan; any agreement, form or instrument relating to the Plan; or any operation or administration of the Plan shall be final, conclusive and binding on all persons.
(b)Delegation. Subject to Applicable Law, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any employee or group of employees of the Company or any Subsidiary or to any other person or body, and revoke any such delegation. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee.
13. Amendment, Suspension, and Termination of the Plan.
(a)Amendment of the Plan. The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided that (i) except as otherwise provided by Section 4(b) or Section 12(b), or to comply with any Applicable Law, no such amendment may make any change in any option theretofore granted which materially adversely affects the previously accrued rights of any Participant with respect to any such option without such Participant’s consent, and (ii) the Plan shall not be amended in any way that will cause options issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code. To the extent necessary to comply with Section 423 of the Code, or any other Applicable Law, regulation or rule, the Company shall obtain stockholder approval of any such amendment.
(b)Suspension of the Plan. The Board or the Committee may, at any time, suspend the Plan; provided that the Company shall provide notice to the Participants prior to the effectiveness of such suspension. The Board or the Committee may resume the operation of the Plan following any such suspension; provided that the Company shall provide notice to the Participants prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless he or she withdraws pursuant to Section 11(a)), however, no options shall be granted or exercised, and no Plan Contributions shall be made in respect of any Participant during the suspension period.
(c)Termination of the Plan. The Plan and all rights of Participants hereunder shall terminate on the earlier of:
(1)the Exercise Date at which Participants become entitled to purchase a number of Shares greater than the number of Shares remaining available for issuance under the Plan and the International Plan pursuant to Section 12(a); or
(2)such date as is determined by the Board in its discretion.
Notwithstanding the foregoing to the contrary, (i) the Board may at any time, with notice to Participants, terminate an Exercise Period then in progress and provide, in its discretion, that the outstanding balance of Plan Contributions credited to Participant Plan accounts and not yet used to purchase Shares shall either be (x) used to purchase Shares on an early Exercise Date established by the Board, or (y) distributed to the applicable Participants, and (ii) upon any termination of the Plan, any Exercise Period then in progress shall be treated as may be determined by the Board in accordance with clause (i) of this sentence, and any Shares held in ESPP Brokerage Accounts may be distributed to the applicable Participants.

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14. Miscellaneous.
(a)Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be in writing and shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person or agent, designated by the Company for the receipt thereof.
(b)Expenses of the Plan. All costs and expenses incurred in administering the Plan shall be paid by the Company or a Designated Subsidiary, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.
(c)Rights of Participants.
(i)Rights or Claims. No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable agreement thereunder. The liability of the Company or any Designated Subsidiary under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company, any Designated Subsidiary or any other affiliate thereof or the Board or the Committee not expressly set forth in the Plan. The grant of any option under the Plan shall not confer any rights upon the Participant holding such option other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such option, or to all options. Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any agreement thereunder shall be deemed to:
(A) give any Participant the right to be retained in the service of the Company or any Designated Subsidiary, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;
(B) restrict in any way the right of the Company or any Designated Subsidiary to terminate, change or modify any Participant’s employment at any time with or without cause;
(3)constitute a contract of employment between the Company or any Designated Subsidiary and any Employee, nor shall it constitute a right to remain in the employ of the Company or any Designated Subsidiary;
(4)give any Employee of the Company or any Designated Subsidiary the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company and/or a Designated Subsidiary, nor be construed as limiting in any way the right of the Company and/or a Designated Subsidiary to determine, in its discretion, whether or not it shall pay any Employee bonuses, and, if so paid, the amount thereof and the manner of such payment; or
(5)give any Employee any rights whatsoever with respect to any Shares or options except as specifically provided in the Plan and any applicable agreement thereunder.
(ii)Options. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to purchase any Shares under the Plan shall only result from continued employment with the Company or any Designated Subsidiary.
(iii)No Effects on Benefits; No Damages. Any compensation received by a Participant under an option is not part of any (1) normal or expected compensation or salary for any purpose, as an employee or otherwise; (2) termination, indemnity, severance, resignation, redundancy, end of service payments; (3) bonuses; (4) long-service awards; (5) pension or retirement benefits or (6) similar payments under any laws, plans, contracts, policies, programs, arrangements or otherwise, in each case, otherwise payable or provided to such Participant. A Participant shall, by participating in the Plan, waive any and all rights to compensation or damages in consequence of termination of employment of such Participant for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from such Participant ceasing to have rights under the Plan as a result of such termination of employment, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan or the provisions of any statute or law relating to taxation. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any option or Shares purchased under the Plan.

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(iv)No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Designated Subsidiary, or prevent or limit the right of the Company or any Designated Subsidiary to establish any other forms of incentives or compensation for their employees or grant or assume options or other rights otherwise than under the Plan.
(d)Participants Deemed to Accept Plan. By enrolling in the Plan and accepting any benefit thereunder, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.
(e)Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a uncertificated basis, to the extent not prohibited by Applicable Law. Notwithstanding any contrary Plan provisions prescribing the manner and form in which stock certificates may be issued and/or Shares may be held by or on behalf of Participants, the Company and any affiliate thereof shall have the right to make such alternative arrangements as they may, in their discretion, determine, and which may include the transfer of Shares and/or the issue of stock certificates to any nominee or trust or other third party arrangement established for the benefit in whole or in part of Participants.
(f)Governing Law. The Plan and each agreement thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware to resolve any and all issues that may arise out of or relate to the Plan or any related agreement.
(g)No Constraint on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Designated Subsidiary from taking any corporate action (including the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on the Plan, or any rights awarded Participants under the Plan. No employee, beneficiary, or other person, shall have any claim against the Company or any Designated Subsidiary as a result of any such action.
(h)Section 16. The provisions and operation of the Plan are intended to result in no transaction under the Plan (excluding any sale of Shares acquired thereunder) being subject to (and not exempt from) the rules of Section 16 of the Exchange Act, to the extent such rules are or become applicable to the Company.
(i)Requirements of Law; Limitations on Awards.
(i)The Plan, the granting, acceptance and exercise of options and the issuance of Shares under the Plan and the Company’s obligation to sell and deliver Shares upon the exercise of options to purchase Shares shall be subject to all Applicable Laws, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(ii)If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant or exercise of any option under the Plan, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.
(iii)If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an option is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company, any Designated Subsidiary or any affiliate respectively thereof under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the United States Securities Act of 1933, as amended, or otherwise

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Appendix B
with respect to Shares or options, and the right to exercise any option under the Plan shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company, any Designated Subsidiary or any such affiliate.
(iv)Upon termination of any period of suspension under Section 15(i)(iii), any option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any option.
(v)The Committee may require each person receiving Shares in connection with any option under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any option as it deems appropriate. Any such restrictions may be set forth in the applicable agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.
(j)Tax Qualification. Although the Company may endeavor to (1) qualify an option for favorable tax treatment under the laws of the United States or (2) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
(k)Electronic Delivery. Any reference in the Plan or any related agreement to an agreement, document, statement, instrument or notice, whether written or otherwise, will include any agreement, document, statement, instrument or notice delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.
(l)Drafting Context; Captions. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The word “Section” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.
(m)Effective Date. The Plan became effective on June 18, 2013 when it was approved by the stockholders of the Company at the Company’s annual meeting of stockholders. The first amendment and restatement of the Plan became effective as of December 19, 2018 upon its adoption by the Board. The second amendment and restatement of the Plan became effective as of May 15, 2020 upon its adoption by the Compensation Committee of the Board. The third amendment and restatement of the Plan was adopted by the Board on March 10, 2021 and approved by the stockholders of the Company on June 9, 2021 and became effective as of the first Trading Day of the first Exercise Period thereafter. The fourth amendment and restatement of the Plan was adopted by the Board on March 22, 2023, subject to the approval of the stockholders of the Company at the Company’s annual meeting of stockholders in 2023 and effective as of the first Trading Day of the first Exercise Period that occurs on or after the date of such 2023 stockholder approval (the “Effective Date”).

2023 Proxy Statement	B-12	Expedia Group

Appendix C
Appendix C
EXPEDIA GROUP, INC. 2013 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN,
AS AMENDED AND RESTATED
1. Purpose. The purpose of the Plan is to provide incentive for present and future eligible Employees to acquire equity interests (or increase existing equity interests) in the Company through the purchase of Shares. The Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.
2. Definitions.
(a) “Applicable Exchange” means the Nasdaq Stock Market or such other securities exchange or inter-dealer quotation system as may at the applicable time be the principal market for the Shares.
(b) “Applicable Law” means the requirements relating to the administration of equity-based awards under state corporate laws, United States federal and state securities laws, the Code, the rules of the Applicable Exchange and the applicable laws of any non-U.S. jurisdiction where options are, or will be, granted under the Plan.
(c) “Applicable Percentage” means, with respect to each Exercise Period, 85% unless and until such Applicable Percentage is increased by the Committee, in its discretion, provided that any such increase in the Applicable Percentage with respect to a given Exercise Period must be established prior to the commencement of the Enrollment Period for such Exercise Period.
(d) “Board” means the Board of Directors of the Company.
(e) “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto. Reference to a specific section of the Code or United States Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable successor provision or other provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(f) “Committee” means the committee of one or more directors appointed by the Board to administer the Plan as described in Section 13 or, in the absence of a committee, the Board.
(g) “Company” means Expedia Group, Inc., a Delaware corporation, or any successor thereto.
(h) “Company Transaction” has the meaning given such term in Section 12(b)(iii).
(i) “Compensation” means, with respect to each Participant for each pay period: base salary, wages, overtime, and shift premium paid to such Participant by the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, “Compensation” does not include: (i) any amounts contributed by the Company or a Designated Subsidiary to any pension plan, (ii) any automobile, relocation or housing allowances, or reimbursement for any expenses, including automobile, relocation or housing expenses, (iii) any amounts paid as a bonus, including a starting bonus, referral fee, annual bonus, relocation bonus, or sales incentives or commissions, (iv) any amounts realized from the exercise of any stock options or other incentive awards, (v) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, disability pay, or perquisites, or paid in lieu of such benefits, or (vi) other similar forms of extraordinary compensation.
(j) “Designated Countries” means the countries designated by the Board or the Committee in writing from time to time for the purposes of the Plan.
(k) “Designated Subsidiaries” means the Subsidiaries whose employees have been designated by the Board or the Committee in writing from time to time in its discretion as eligible to participate in the Plan.

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Appendix C
(l) “Effective Date” means the date described in Section 15(m).
(m) “Employee” means any individual designated as an employee of a Designated Subsidiary on the payroll records thereof. For purposes of clarity, the term “Employee” shall not include the following, regardless of any subsequent reclassification as an employee by the Company or a Designated Subsidiary, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Designated Subsidiary who has entered into an independent contractor or consultant agreement with the Company or a Designated Subsidiary; (iv) any individual performing services for the Company or a Designated Subsidiary under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Designated Subsidiary enters into for services; (v) any individual classified by the Company or a Designated Subsidiary as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; and (vi) any leased employee. The Committee shall have discretion to determine whether an individual is an Employee for purposes of the Plan.
(n) “Enrollment Period” means the period during which an eligible Employee may elect to participate in the Plan, with such period occurring before the Entry Date of an Exercise Period, as prescribed by the Committee.
(o) “Entry Date” means the first Trading Day of each Exercise Period; provided, that in the case of an individual who becomes eligible to become a Participant under Section 3 after the first Trading Day of an Exercise Period (if applicable under the Exercise Periods established by the Committee pursuant to Section 4(b)), the term “Entry Date” shall mean the first Trading Day of the Purchase Period occurring on or after the day on which that individual becomes a Participant.
(p) “ESPP Brokerage Account” has the meaning given such term in Section 9(a).
(q) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, from time to time, or any successor law thereto, and the regulations promulgated thereunder.
(r) “Exercise Date” means the last Trading Day of each Purchase Period.
(s) “Exercise Period” means, subject to adjustment as provided in Section 4(b), the approximately three-month period beginning on: (i) March 1 of each year and ending the last day of May of such year, (ii) June 1 of each year and ending on the last day of August of such year, (iii) September 1 of each year and ending on the last day of November of such year or (iv) December 1 of each year and ending on the last day of February of the following year, until the Plan terminates.
(t) “Exercise Price” means the price per Share offered in a given Exercise Period determined as provided in Section 6(b).
(u) “Fair Market Value” means, if the Shares are listed on a national securities exchange, as of any given date, the closing price for a Share on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the closest preceding date on which Shares are so traded, all as reported by such source as the Committee may select. If the Shares are not listed on a national securities exchange, the Fair Market Value of a Share shall mean the amount determined by the Board in good faith.
(v) “Participant” means an Employee who is eligible to participate in the Plan under Section 3 and who has elected to participate in the Plan by enrolling as provided in Section 5 hereof.
(w) “Plan” means the Expedia Group, Inc. 2013 International Employee Stock Purchase Plan, as amended and restated, as in effect from time to time.
(x) “Plan Contributions” means, with respect to each Participant, the after-tax payroll deductions withheld from the Compensation of the Participant under the Plan and other additional payments that the Committee may permit a Participant to make, which are each contributed to the Plan for the Participant as provided in Section 7 hereof.
(y) “Purchase Period” means a period of time within an Exercise Period, as may be specified by the Committee in accordance with Section 4(b), generally beginning on the first Trading Day of each Exercise Period and ending on an Exercise Date. An Exercise Period may consist of one or more Purchase Periods.

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Appendix C
(z) “Share” means a share of common stock, par value US$ 0.0001 per share, of the Company (including any new, additional or different stock or securities resulting from any change in capitalization pursuant to Section 12(b)).
(aa) “Subsidiary” means any corporation, partnership, joint venture or other entity in which the Company holds, directly or indirectly, an equity or voting interest of 50% or more, as determined by the Committee.
(bb) “Tax-Related Items” means any income tax, social insurance contributions, fringe benefit tax, payroll tax, payment on account or other tax-related items arising in relation to the Participant’s participation in the Plan.
(cc) “Terminating Event” means a Participant ceases to be an Employee under any circumstances; provided, however, that, for purposes of the Plan, a Participant’s status as an Employee shall be considered to be continuing intact while such Participant is on military leave, sick leave, or other bona fide leave of absence approved by the Committee or the Participant’s supervisor. A transfer of a Participant’s employment between or among any Designated Subsidiaries (of the Plan or the U.S. Plan) shall be considered a Terminating Event.
(dd) “Trading Day” means a day on which the Applicable Exchange is open for trading.
(ee) “U.S. Plan” means the Expedia Group, Inc. 2013 Employee Stock Purchase Plan, as in effect from time to time.
3. Eligibility.
(a) General Rule. Except as otherwise provided herein, all Employees shall be eligible to participate in the Plan.
(b) Exclusion. Notwithstanding Section 3(a), to the extent permitted by Applicable Law, the Committee, in its discretion, from time to time may, prior to an Entry Date determine that an Employee shall not be eligible to participate in an Exercise Period if, as of the Entry Date of such Exercise Period: (i) such Employee is an officer within the meaning of Rule 16a-1(f) or an executive officer within the meaning of Rule 3b-7, in each case under the Exchange Act, (ii) such Employee is not employed in a Designated Country or (iii) the Committee otherwise determines to exclude such Employee from eligibility to participate in the Plan.
4. Exercise Periods.
(a) In General. The Plan shall generally be implemented by a series of Exercise Periods, each of which lasts approximately three months, subject to Section 4(b) below. Unless and until the Committee determines otherwise in its discretion, each Exercise Period will consist of one approximately three-month Purchase Period, which will run simultaneously with the Exercise Period.
(b) Changes by Committee. The Committee shall have the authority to make changes to the occurrence, duration and/or the frequency of Exercise Periods, including, without limitation, to establish additional or alternative sequential or overlapping Exercise Periods, a different number of Purchase Periods within an Exercise Period, a different duration for one or more Exercise Periods or Purchase Periods or different commencement or ending dates for such Exercise Periods with respect to future Exercise Periods if any such change is announced prior to the scheduled beginning of the first Exercise Period to be affected. To the extent that the Committee establishes additional or overlapping Exercise Periods, the Committee will have discretion to structure an Exercise Period so that if the Fair Market Value of a Share on the first Trading Day of the Exercise Period in which a Participant is currently enrolled is higher than the Fair Market Value of a Share on the first Trading Day of any subsequent Exercise Period, the Company will automatically enroll such Participant in the subsequent Exercise Period and will terminate his or her participation in such original Exercise Period.
5. Participation. Employees meeting the eligibility requirements of Section 3 hereof may elect to participate in the Plan commencing on any Entry Date for the applicable Exercise Period by enrolling in the manner and/or through the website designated by the Company during the Enrollment Period. Notwithstanding the foregoing, eligible Employees who are citizens or residents of a jurisdiction may be excluded from the Plan if the grant of an option under the Plan or any offering to a citizen or resident of the jurisdiction is prohibited under the laws of such jurisdiction, or if the Committee has otherwise determined, in its sole discretion, that participation of such eligible Employee(s) is not advisable or practicable for any reason.

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Appendix C
6. Grant of Option.
(a) Shares Subject to Option. On a Participant’s Entry Date, subject to the limitations set forth in Section 6(c), the Participant shall be granted an option to purchase on the subsequent Exercise Date (at the Exercise Price determined as provided in Section 6(b) below) up to a number of Shares determined by dividing such Participant’s Plan Contributions accumulated during the current Exercise Period prior to such Exercise Date and retained in the Participant’s account as of such Exercise Date by the Exercise Price; provided that the maximum number of Shares a Participant may purchase during any Exercise Period shall be that whole number of Shares determined by dividing US$25,000 by the Fair Market Value of a Share on the Entry Date of such Exercise Period; provided further that such maximum number of Shares may instead be established by the Committee as a fixed number or a different predetermined formula with respect to any Exercise Period prior to the Entry Date thereof. Unless otherwise determined by the Committee, no fractional Shares shall be issued or otherwise transferred upon the exercise of an option under the Plan.
(b) Exercise Price. The Exercise Price offered to each Participant in a given Exercise Period shall be no lower than the Applicable Percentage of the lesser of (i) the Fair Market Value of a Share on the Participant’s Entry Date or (ii) the Fair Market Value of a Share on the Exercise Date. Unless otherwise determined by the Committee, the Exercise Price shall be the Applicable Percentage of the Fair Market Value of a Share on the Exercise Date; provided that any change in the Exercise Price with respect to a given Exercise Period must be established prior to the commencement of the Enrollment Period for such Exercise Period.
(c) Limitations on Options that may be Granted. Notwithstanding any provision of the Plan to the contrary, (i) no Employee may participate in the Plan if such Employee, immediately after the applicable Entry Date, would be deemed for purposes of Section 423(b)(3) of the Code to possess five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary or of any other related corporation for purposes of Section 423 of the Code, and (ii) no Participant shall be granted an option under the Plan which permits his or her right to purchase Shares under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of the Company and any Subsidiary, and any other related corporation for purposes of Section 423 of the Code, which are intended to qualify under Section 423 of the Code, exceeds US$25,000 in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such option is outstanding at any time. For purposes of clause (ii) of the preceding sentence, the Fair Market Value of Shares purchased with respect to a given Exercise Period shall be determined as of the Entry Date for such Exercise Period. The limitations set forth in this Section 6(c) shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.
(d) No Rights as Stockholder. A Participant shall have no voting, dividend or other stockholder rights in the Shares covered by his or her option until such option has been exercised in accordance with the provisions of the Plan and such Shares have actually been issued or otherwise transferred to such Participant or to an appointed nominee.
(e) Bookkeeping Accounts Maintained. Individual bookkeeping accounts shall be maintained for each Participant. All Plan Contributions from a Participant’s Compensation shall be credited to such Participant’s Plan account in the currency in which paid by the Designated Subsidiary until converted into U.S. dollars. Except as otherwise required by Applicable Law (i) all Plan Contributions made for a Participant shall be deposited in the general corporate accounts of the Company or the applicable Designated Subsidiary and may be used for any corporate purpose, and (ii) no interest shall accrue or be credited with respect to a Participant’s Plan Contributions, and neither the Company nor any Designated Subsidiary shall be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.
(f) Conversion into U.S. Dollars. For purposes of determining the number of Shares purchasable by a Participant, the Plan Contributions credited to such Participant’s Plan account during each Exercise Period shall be converted into U.S. dollars on the Exercise Date of each applicable Purchase Period for such Exercise Period on the basis of the exchange rate in effect on such date. The Committee shall have the discretion to determine the applicable exchange rate to be in effect for each Exercise Date by any reasonable method (including, without limitation, the exchange rate actually used by the Company for its intercompany financial transactions for the month of such purchase). Any changes or fluctuations in the exchange rate at which Plan Contributions are converted into U.S. dollars on each Exercise Date shall be borne solely by each applicable Participant.

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Appendix C
7. Plan Contributions.
(a) Plan Contributions by Payroll Deduction. Contributions to the Plan shall be made by after-tax payroll deductions by the applicable Designated Subsidiary, unless the Committee authorizes contributions through another means.
(b) Plan Contributions Election. At the time a Participant enrolls with respect to an Exercise Period in accordance with Section 5, the Participant shall authorize Plan Contributions from his or her Compensation to be made on each payroll date during the portion of the Exercise Period that he or she is a Participant in an amount not less than 1% and not more than 15% of the Participant’s Compensation on each payroll date during the portion of the Exercise Period that he or she is a Participant, or such other maximum amount as may be determined by the Committee. The amount of Plan Contributions must be a whole percentage (e.g., 1%, 2%, 3%, etc.) of the Participant’s Compensation. The amount of Plan Contributions may be adjusted to the extent required by Applicable Law.
(c) Commencement of Plan Contributions. Except as otherwise determined by the Committee under rules applicable to all Participants, Plan Contributions shall commence with the earliest administratively practicable pay date on or after the Entry Date with respect to which the Participant enrolls in accordance with Section 5, or is deemed to have elected continued participation in the Plan with respect to succeeding Exercise Periods, in accordance with Section 7(d).
(d) Automatic Continuation of Plan Contributions for Succeeding Exercise Periods. With respect to each succeeding Exercise Period, a Participant shall be deemed (i) to have elected to participate in such immediately succeeding Exercise Period (and, for purposes of such Exercise Period, the Participant’s “Entry Date” shall be the first Trading Day of such succeeding Exercise Period), and (ii) to have authorized the same rate of Plan Contributions for such immediately succeeding Exercise Period as was in effect for the Participant immediately prior to the commencement of such succeeding Exercise Period, unless such Participant elects otherwise prior to the Entry Date of such succeeding Exercise Period, in accordance with Section 7(e) below or such Participant withdraws from the Plan in accordance with Section 11(a) hereof.
(e) Change of Plan Contributions Election. A Participant may not decrease or increase the rate of his or her Plan Contributions during an Exercise Period. Using the authorization process designated for this purpose by the Company in accordance with Section 5 above authorizing a change in the rate of Plan Contributions, a Participant may decrease or increase the rate of his or her Plan Contributions (within the limitations of Section 7(b) above) commencing with the first Exercise Period that begins after the date of such authorization. Additionally, a Participant may withdraw from an Exercise Period as provided in Section 11(a) hereof. The Committee has the authority to change the foregoing rules.
(f) Automatic Changes in Plan Contributions. The Company may decrease a Participant’s rate of Plan Contributions, but not below zero percent, at any time during an Exercise Period to the extent necessary to comply with any Applicable Law or Section 6(a) or Section 6(c). Plan Contributions shall recommence at the rate provided in the Participant’s enrollment at the beginning of the first Exercise Period beginning in the following calendar year, unless the Participant’s participation in the Plan terminates as provided in Section 11.
8. Exercise of Options and Purchase of Shares.
(a) Exercise of Options. On each Exercise Date, the option for the purchase of Shares of each Participant who has not withdrawn from the Plan and whose participation in the Exercise Period has not otherwise terminated before the Exercise Date shall be automatically exercised to purchase the number of whole Shares determined by dividing (i) the total amount of the accumulated Plan Contributions, as converted into U.S. dollars, then credited to the Participant’s account under the Plan during the Exercise Period and not previously applied toward the purchase of Shares by (ii) the Exercise Price, subject to the limitations in Section 6(a) and Section 6(c) and any other limitation in the Plan. Notwithstanding the foregoing, the Committee may permit the purchase of whole and fractional Shares upon exercise of options hereunder, commencing with the first Exercise Period that begins after the date of such Committee authorization.
(b) Pro Rata Allocation of Shares. If the aggregate number of Shares to be purchased by all Participants in the Plan and the U.S. Plan on an Exercise Date exceeds the number of Shares available as provided in Section 12(a), the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as practicable and as the Company determines to be equitable. Unless otherwise determined by the Committee, any fractional Share resulting from such pro rata allocation to any Participant shall be disregarded and shall not be issued.

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Appendix C
(c) Delivery of Shares. As soon as practicable after each Exercise Date, the Company shall arrange the delivery of the Shares purchased by each Participant on such Exercise Date to a broker designated by the Company that will hold such Shares for the benefit of each such Participant; provided that the Company may arrange the delivery to a Participant of a certificate representing such Shares. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.
(d) Return of Cash Balance. Any cash balance remaining in a Participant’s Plan account following any Exercise Date shall be refunded, in the currency in which collected by the Designated Subsidiary, to the Participant as soon as practicable after such Exercise Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole Share on such Exercise Date, the Company may arrange for the cash balance to be retained in the Participant’s Plan account and applied toward the purchase of Shares in the subsequent Exercise Period, as the case may be.
(e) Tax Withholding / Social Security. The Company, the Participant’s employer, any other Designated Subsidiary or affiliate of the Company, an applicable administrator, or any trustee of an applicable employee benefit trust may withhold any amount or make any arrangements which it considers necessary to satisfy any liability for Tax-Related Items which may arise from the grant, exercise, assignment, release or cancellation of options granted to Participant pursuant to the terms of the Plan. These arrangements may include the sale of Shares on behalf of the Participant, withholding from the Participant’s compensation or withholding by such other method deemed appropriate by the Company or applicable Designated Subsidiary.
(f) Expiration of Option. Any portion of a Participant’s option remaining unexercised after the end of the Exercise Period to which such option relates shall expire immediately upon the end of such Exercise Period.
(g) Provision of Reports to Participants. Unless otherwise determined by the Committee, each Participant who has exercised all or part of his or her option under the Plan shall receive, as soon as practicable after the Exercise Date, a report of such Participant’s Plan account setting forth the total Plan Contributions accumulated prior to such exercise, the number of Shares purchased, the Exercise Price for such Shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 8(d). The report pursuant to this Section 8(g) may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.
9. ESPP Brokerage Account; Required Holding Period.
(a) Deposit of Shares into ESPP Brokerage Account. Notwithstanding any other provisions of the Plan to the contrary, the Company may require that the Shares purchased on behalf of each Participant under the Plan shall be deposited directly into a brokerage account which the Company may establish for the Participant at a Company-designated brokerage firm (such an account, the “ESPP Brokerage Account”).
(b) Required Holding Period. The Shares deposited into a Participant’s ESPP Brokerage Account may not be transferred from the ESPP Brokerage Account or disposed of (whether electronically or in certificated form) or pledged until the required holding period, if any, for those Shares is satisfied. The Committee shall have discretion to determine whether a holding period shall apply with respect to Participants generally. Following expiration of any such required holding period, the Participant may sell Shares held in his or her ESPP Brokerage Account at any time (subject to the Expedia Securities Trading Policy and Applicable Law).
10. Transferability. Neither Plan Contributions credited to a Participant’s account nor any option or rights to exercise any option or receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution). Any attempted such assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 11(a).

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Appendix C
11. Withdrawal; Terminating Event.
(a) Withdrawal. A Participant may withdraw from an Exercise Period at any time by giving written notice to the Company (or a person or firm designated by the Company) in the manner and/or through the website designated by the Company. A notice of withdrawal must be received no later than the deadline prescribed by the Company, which deadline may be changed from time to time with appropriate notice to Employees. Plan Contributions shall cease as soon as administratively practicable after receipt by the Company of the Participant’s notice of withdrawal, and, subject to administrative practicability, no further purchases shall be made for the Participant’s account. All Plan Contributions credited to such Participant’s account, if any, and not yet used to purchase Shares, shall be returned, in the currency in which collected by the Designated Subsidiary, to the Participant as soon as administratively practicable after receipt of the Participant’s notice of withdrawal. Such Participant’s unexercised options to purchase Shares pursuant to the Plan shall be automatically terminated. Plan Contributions will not resume on behalf of a Participant who has withdrawn from the Plan (a “Former Participant”) unless the Former Participant enrolls in a subsequent Exercise Period in accordance with Section 5 and subject to the restriction provided in Section 11(b), below.
(b) Effect of Withdrawal on Subsequent Participation. A Former Participant who has withdrawn from the Plan pursuant to Section 11(a) shall be eligible to participate in the Plan at the beginning of the next Exercise Period following the date the Former Participant withdrew, and the Former Participant must submit a new enrollment in accordance with Section 5 in order to again become a Participant.
(c) Terminating Event. If a Participant has a Terminating Event, (i) such individual may not make further Plan Contributions, (ii) any amount of cash then credited to his or her Plan account shall, as determined by the Committee, either be (A) promptly returned, in the currency in which it was collected by the Designated Subsidiary, to such individual following the date of such Terminating Event, or (B) used to purchase the number of Shares in accordance with and subject to Sections 8(a) through (c), and (e) through (g), and any cash balance remaining in such individual’s Plan account following such Exercise Date shall be promptly refunded, in the currency in which it was collected by the Designated Subsidiary, to such individual following the Exercise Date, and (iii) all Shares held in such Participant’s ESPP Brokerage Account shall continue to be held in such ESPP Brokerage Account unless the individual sells or transfers such Shares, subject to satisfaction of any required holding period as referenced in Section 9(b), provided that any such required holding period shall not apply in the case of a Terminating Event due to death. For the avoidance of doubt, in the event that the employment of a Participant is transferred, and such Participant becomes an employee of the Company or another Subsidiary (whether or not such Subsidiary is a Designated Subsidiary), such Participant shall have a Terminating Event.
12. Shares Issuable under the Plan.
(a) Number of Shares. Subject to adjustment as provided in Section 12(b), the maximum number of Shares that may be issued under the Plan and the U.S. Plan in the aggregate shall be 3,500,000 Shares, which reflects an increase of 1,000,000 over the number of Shares authorized under the Plan prior to the Effective Date. Such Shares issuable under the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing. Any Shares issued under the Plan shall reduce on a Share-for-Share basis the number of Shares available for subsequent issuance under the Plan and the U.S. Plan. If an outstanding option under the Plan or the U.S. Plan for any reason expires or is terminated or cancelled, the Shares allocable to the unexercised portion of such option shall again be available for issuance under the Plan or the U.S. Plan.
(b) Adjustments Upon Changes in Capitalization; Company Transactions.
(i) If the outstanding Shares are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, including as a result of one or more mergers, reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, or there occurs a separation, spin-off or other distribution of stock or property (including any extraordinary dividend, but excluding any ordinary dividends) affecting the Company, and without the Company’s receipt of consideration, then appropriate adjustments shall be made to the number and/or kind of shares available for issuance in the aggregate under the Plan and the U.S. Plan and under each outstanding option under the Plan and to the Exercise Price thereof, in each case as determined by the Committee, in its discretion, and the Committee’s determination shall be conclusive.

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Appendix C
(ii) In the event of any proposed dissolution or liquidation of the Company, immediately prior to the consummation of such proposed action, any outstanding Exercise Period will terminate, and any Shares held in ESPP Brokerage Accounts, and all Plan Contributions credited to Participant Plan accounts and not used to purchase Shares, shall be distributed to each applicable Participant, unless otherwise provided by the Committee.
(iii) In the event of sale of all or substantially all of the Company’s assets, or a merger, amalgamation, consolidation, acquisition or sale or exchange of shares or similar event affecting the Company (each, a “Company Transaction”), then, as determined by the Committee, in its discretion, which determination shall be conclusive, either:
(A) each option under the Plan shall be assumed or an equivalent option shall be substituted by the Company’s successor corporation or a parent corporation (as defined in Section 424(e) of the Code) of such successor corporation, unless the Committee determines, in the exercise of its discretion, and in lieu of such assumption or substitution, to shorten the Exercise Period(s) then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Exercise Period(s) then in progress in lieu of assumption or substitution in the event of a Company Transaction, the Company shall notify each Participant in writing, prior to the New Exercise Date, that the Exercise Date for such Participant’s option has been changed to the New Exercise Date, and that such Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11(a). For purposes of this Section 12(b), an option granted under the Plan shall be deemed to have been assumed if, following the Company Transaction, the option confers the right to purchase, for each Share subject to the option immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Shares for each Share held on the effective date of the Company Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, that if the consideration received in the Company Transaction was not solely common stock or Shares of the successor corporation or its parent corporation (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent corporation equal in fair market value to the per share consideration received by the holders of Shares in the Company Transaction; or
(B) the Plan shall terminate and any Shares held in ESPP Brokerage Accounts and all the Plan Contributions credited to Participant Plan accounts and not yet used to purchase Shares, shall be distributed to each applicable Participant.
(iv) In all cases, the Committee shall have discretion to exercise any of the powers and authority provided under this Section 12, and the Committee’s actions hereunder shall be final and binding on all Participants. Unless otherwise determined by the Committee, no fractional shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 12.
13. Administration.
(a) Committee as Administrator. The Plan shall be administered by the Committee. The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentences of this Section 13, subject to the express provisions of the Plan and Applicable Law, the Committee shall have full and exclusive discretionary authority to interpret and construe any and all provisions of the Plan and any agreements, forms, and instruments relating to the Plan; prescribe the forms and manner of any agreements, forms, and instruments, and all online enrollment, designation or communication, relating to the Plan; determine eligibility to participate in the Plan including which Subsidiaries shall be Designated Subsidiaries; adopt rules and regulations for administering the Plan, including in accordance with Section 13(b) hereof; adjudicate and determine all disputes arising under or in connection with the Plan; determine whether a particular item is included in “Compensation;” permit Plan Contributions in excess of the amount designated by a Participant in order to adjust for administrative errors in the Company’s processing of properly submitted enrollment agreements and/or changes in contribution amounts; retain and engage such third parties as it shall determine to assist with the administration of the Plan and make all other determinations necessary or advisable for the administration of the Plan. All decisions, actions and determinations by the Committee with

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Appendix C
respect to the Plan; any agreement, form or instrument relating to the Plan; or any operation or administration of the Plan shall be final, conclusive and binding on all persons.
(b) Non-U.S. Offerings. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Committee specifically is authorized to adopt rules, procedures and subplans, regarding, without limitation, eligibility to participate, the definition of Compensation, handling of Plan Contributions, making of Plan Contributions (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Plan Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of Share issuances, which may vary according to local requirements.
(c) Delegation. Subject to Applicable Law, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any employee or group of employees of the Company or any Subsidiary or to any other person or body, and revoke any such delegation. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee.
14. Amendment, Suspension, and Termination of the Plan.
(a) Amendment of the Plan. The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided that except as otherwise provided by Section 4(b) or Section 12(b), or to comply with any Applicable Law, no such amendment may make any change in any option theretofore granted which materially adversely affects the previously accrued rights of any Participant with respect to any such option without such Participant’s consent. To the extent necessary to comply with any Applicable Law, regulation or rule, the Company shall obtain stockholder approval of any such amendment.
(b) Suspension of the Plan. The Board or the Committee may, at any time, suspend the Plan; provided that the Company shall provide notice to the Participants prior to the effectiveness of such suspension. The Board or the Committee may resume the operation of the Plan following any such suspension; provided that the Company shall provide notice to the Participants prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless he or she withdraws pursuant to Section 11(a)), however no options shall be granted or exercised, and no Plan Contributions shall be made in respect of any Participant during the suspension period.
(c) Termination of the Plan. The Plan and all rights of Participants hereunder shall terminate on the earlier of:
(i) the Exercise Date at which Participants become entitled to purchase a number of Shares greater than the number of Shares remaining available for issuance under the Plan and the U.S. Plan pursuant to Section 12(a); or
(ii) such date as is determined by the Board in its discretion.
Notwithstanding the foregoing to the contrary, (i) the Board may at any time, with notice to Participants, terminate an Exercise Period then in progress and provide, in its discretion, that the outstanding balance of Plan Contributions credited to Participant Plan accounts and not yet used to purchase Shares shall either be (x) used to purchase Shares on an early Exercise Date established by the Board, or (y) distributed to the applicable Participants, and (ii) upon any termination of the Plan, any Exercise Period then in progress shall be treated as may be determined by the Board in accordance with clause (i) of this sentence, and any Shares held in ESPP Brokerage Accounts may be distributed to the applicable Participants.
15. Miscellaneous.
(a) Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be in writing and shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person or agent, designated by the Company for the receipt thereof.
(b) Expenses of the Plan. All costs and expenses incurred in administering the Plan shall be paid by the Company or a Designated Subsidiary, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.

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Appendix C
(c) Rights of Participants.
(i) Rights or Claims. No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable agreement thereunder. The liability of the Company or any Designated Subsidiary under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company, any Designated Subsidiary or any other affiliate thereof or the Board or the Committee not expressly set forth in the Plan. The grant of any option under the Plan shall not confer any rights upon the Participant holding such option other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such option, or to all options. Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any agreement thereunder shall be deemed to:
(A) give any Participant the right to be retained in the service of the Company or any Designated Subsidiary, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;
(B)restrict in any way the right of the Company or any Designated Subsidiary to terminate, change or modify any Participant’s employment at any time with or without cause;
(C) constitute a contract of employment between the Company or any Designated Subsidiary and any Employee, nor shall it constitute a right to remain in the employ of the Company or any Designated Subsidiary;
(D) give any Employee of the Company or any Designated Subsidiary the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company and/or a Designated Subsidiary, nor be construed as limiting in any way the right of the Company and/or a Designated Subsidiary to determine, in its discretion, whether or not it shall pay any Employee bonuses, and, if so paid, the amount thereof and the manner of such payment; or
(E) give any Employee any rights whatsoever with respect to any Shares or options except as specifically provided in the Plan and any applicable agreement thereunder.
(ii) Options. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to purchase any Shares under the Plan shall only result from continued employment with the Company or any Designated Subsidiary.
(iii) No Effects on Benefits; No Damages. Any compensation received by a Participant under an option is not part of any (1) normal or expected compensation or salary for any purpose, as an employee or otherwise; (2) termination, indemnity, severance, resignation, redundancy, end of service payments; (3) bonuses; (4) long-service awards; (5) pension or retirement benefits or (6) similar payments under any laws, plans, contracts, policies, programs, arrangements or otherwise, in each case, otherwise payable or provided to such Participant. A Participant shall, by participating in the Plan, waive any and all rights to compensation or damages in consequence of termination of employment of such Participant for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from such Participant ceasing to have rights under the Plan as a result of such termination of employment, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan or the provisions of any statute or law relating to taxation. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any option or Shares purchased under the Plan.
(iv) No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Designated Subsidiary, or prevent or limit the right of the Company or any Designated Subsidiary to establish any other forms of incentives or compensation for their employees or grant or assume options or other rights otherwise than under the Plan.
(d) Participants Deemed to Accept Plan. By enrolling in the Plan and accepting any benefit thereunder, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

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Appendix C
(e) Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a uncertificated basis, to the extent not prohibited by Applicable Law. Notwithstanding any contrary Plan provisions prescribing the manner and form in which stock certificates may be issued and/or Shares may be held by or on behalf of Participants, the Company and any affiliate thereof shall have the right to make such alternative arrangements as they may, in their discretion, determine, and which may include the transfer of Shares and/or the issue of stock certificates to any nominee or trust or other third party arrangement established for the benefit in whole or in part of Participants.
(f) Governing Law. The Plan and each agreement thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware to resolve any and all issues that may arise out of or relate to the Plan or any related agreement.
(g) No Constraint on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Designated Subsidiary from taking any corporate action (including the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on the Plan, or any rights awarded Participants under the Plan. No employee, beneficiary, or other person, shall have any claim against the Company or any Designated Subsidiary as a result of any such action.
(h) Section 16. The provisions and operation of the Plan are intended to result in no transaction under the Plan (excluding any sale of Shares acquired thereunder) being subject to (and not exempt from) the rules of Section 16 of the Exchange Act, to the extent such rules are or become applicable to the Company.
(i) Requirements of Law; Limitations on Awards.
(i) The Plan, the granting, acceptance and exercise of options and the issuance of Shares under the Plan and the Company’s obligation to sell and deliver Shares upon the exercise of options to purchase Shares shall be subject to all Applicable Laws, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(ii) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant or exercise of any option under the Plan, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.
(iii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an option is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company, any Designated Subsidiary or any affiliate respectively thereof under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the United States Securities Act of 1933, as amended, or otherwise with respect to Shares or options, and the right to exercise any option under the Plan shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company, any Designated Subsidiary or any such affiliate.
(iv) Upon termination of any period of suspension under Section 15(i)(iii), any option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any option.

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Appendix C
(v) The Committee may require each person receiving Shares in connection with any option under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any option as it deems appropriate. Any such restrictions may be set forth in the applicable agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.
(j) Code Section 409A; Tax Qualification.
(i) Code Section 409A. Options granted under the Plan are intended to be exempt from the application of Section 409A of the Code under the “short-term deferral” exception and any ambiguities shall be construed and interpreted in accordance with such intent. Notwithstanding any provision of the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision of the Plan would cause an option under the Plan to be subject to Section 409A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. The Company will have no liability to a Participant or any other party if an option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.
(ii) Tax Qualification. Although the Company may endeavor to (1) qualify an option for favorable tax treatment or (2) avoid adverse tax treatment (including under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 15(j)(i) hereof. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
(k) Electronic Delivery. Any reference in the Plan or any related agreement to an agreement, document, statement, instrument or notice, whether written or otherwise, will include any agreement, document, statement, instrument or notice delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.
(l) Drafting Context; Captions. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The word “Section” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.
(m) Effective Date. The Plan became effective on June 18, 2013 when it was approved by the stockholders of the Company at the Company’s annual meeting of stockholders. The first amendment and restatement of the Plan became effective as of December 19, 2018 upon its adoption by the Board. The second amendment and restatement of the Plan became effective as of May 15, 2020 upon its adoption by the Compensation Committee of the Board. The third amendment and restatement of the Plan was adopted by the Board on March 10, 2021 and approved by the stockholders of the Company on June 9, 2021 and became effective as of the first Trading Day of the first Exercise Period thereafter. The fourth amendment and restatement of the Plan was adopted by the Board on March 22, 2023, subject to the approval of the stockholders of the Company at the Company’s annual meeting of stockholders in 2023 and effective as of the first Trading Day of the first Exercise Period that occurs on or after the date of such 2023 stockholder approval (the “Effective Date”).
(n) Country Appendices. Notwithstanding any provision in the Plan to the contrary, the Board may determine that options shall be subject to special terms and provisions for each Designated Country. If the Participant relocates to a different Designated Country, the special terms and conditions for such country will apply to such Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or

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Appendix C
facilitate the administration of the Plan and provided the imposition of the term or condition will not result in any adverse accounting expense with respect to the option (unless the Company specifically determines to incur such expense).
(o) Imposition of other Requirements. The Company reserves the right to impose other requirements on each Participant’s participation in the Plan, and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

2023 Proxy Statement	C-13	Expedia Group
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V11897-P87889-Z84453 !! !! !! !! !! !! !! !! !! !! !! ! !! ! !! ! !! ! !! For Withhold For Against Abstain For Against Abstain !! EXPEDIA GROUP, INC. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. 2. Approval, on an advisory basis, of the compensation of Expedia Group’s named executive officers. 3. Advisory vote on the frequency of future advisory votes on the compensation of Expedia Group’s named executive officers. 6. Ratification of appointment of Ernst & Young LLP as Expedia Group’s independent registered public accounting firm for the year ending December 31, 2023. 4. Approval of the Sixth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan, including an amendment to increase the number of shares authorized for issuance thereunder by 6,000,000. 5. Approval of the Expedia Group, Inc. 2013 Employee Stock Purchase Plan, as amended and restated, and the Expedia Group, Inc. 2013 International Stock Purchase Plan, as amended and restated, including an amendment to increase the number of shares authorized for issuance thereunder by 1,000,000. 1d. Chelsea Clinton 1c. M. Moina Banerjee 1h. Peter Kern 1i. Dara Khosrowshahi 1k. Alex von Furstenberg 1e. Barry Diller 1f. Henrique Dubugras* 1g. Craig Jacobson 1j. Patricia Menendez Cambo* 1l. Julie Whalen 1b. Beverly Anderson 1a. Samuel Altman* 1. Election of Directors Nominees: The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, 1 YEAR on Proposal 3 and FOR Proposals 4, 5 and 6. Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. *To be voted upon by the holders of Expedia Group, Inc.'s Common Stock voting as a separate class. ! !!! 3 Years1 Year 2 Years Abstain EXPEDIA GROUP, INC. 1111 EXPEDIA GROUP WAY W SEATTLE, WA 98119 SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 30, 2023. Follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EXPE2023 You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 30, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

__________________________________________________________________________________________ __________________________________________________________________________________________ V11898-P87889-Z84453 The Proxy Statement and the 2022 Annual Report to Stockholders are available at www.proxyvote.com. (Items to be voted appear on reverse side.) Notice of 2023 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – May 31, 2023 The undersigned stockholder of Expedia Group, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 21, 2023, and hereby appoints each of Peter Kern, Robert Dzielak, and Michael Marron, proxy and attorney-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Expedia Group, Inc. to be held on Wednesday, May 31, 2023, at 10:30 a.m. Pacific Time, and at any adjournments or postponements thereof, and to vote all shares of Common Stock and/or Class B Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1; “FOR” PROPOSAL 2; “1 YEAR” ON PROPOSAL 3; AND "FOR" PROPOSALS 4, 5, AND 6; IF PROPERLY PRESENTED AT THE ANNUAL MEETING, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING. Proxy — Expedia Group, Inc.